As filed with the Securities and Exchange Commission on April 28, 2020

Registration Nos. 333-98805
and 811-08994
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 22	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 95	X

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)
3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, including Area Code:  (816) 753-7000
A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980
It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X   on May 1, 2020 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485
Title of Securities Being Registered:  Units of interest in a separate account under individual flexible premium deferred variable annuity contracts.

CENTURY II FREEDOM VARIABLE ANNUITY PROSPECTUS
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT OF
KANSAS CITY LIFE INSURANCE COMPANY
Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670
This Prospectus describes an individual flexible premium deferred variable annuity contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life").  We have provided a definitions section at the beginning of this Prospectus for your reference as you read.
The Contract is designed to meet investors' long-term investment needs.  The Contract also provides you the opportunity to allocate your premiums to one or more divisions ("Subaccounts") of the Kansas City Life Variable Annuity Separate Account ("Variable Account") or the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio ("Portfolio") of a designated mutual fund ("Fund") as follows:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series I Shares
Invesco V.I. Technology Fund – Series I Shares
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I
VP Income & Growth Fund – Class I
VP International Fund – Class I
VP Mid Cap Value Fund – Class I
VP Ultra® Fund – Class I
VP Value Fund – Class I
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares
Capital Income Builder® – Class 2 Shares
Capital World Bond Fund – Class 2 Shares (formerly Global Bond Fund – Class 2 Shares)
Global Growth Fund – Class 2 Shares
Growth-Income Fund – Class 2 Shares
New World Fund® – Class 2 Shares
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares
Managed Risk Growth Fund – Class P2 Shares
Managed Risk Growth-Income Fund – Class P2 Shares
Managed Risk International Fund – Class P2 Shares
BNY Mellon Variable Investment Fund (formerly Dreyfus Variable Investment Fund)
Appreciation Portfolio – Initial Shares
Opportunistic Small Cap Portfolio – Initial Shares
BNY Mellon Stock Index Fund, Inc. – Initial Shares (formerly Dreyfus Stock Index Fund, Inc – Initial Shares)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (formerly Dreyfus Sustainable U.S. Equity Portfolio, Inc – Initial Shares)
Calamos® Advisors Trust
Calamos Growth and Income Portfolio
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)
Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2)
Federated Hermes Insurance Series (formerly Federated Insurance Series)
Federated Hermes Managed Volatility Fund II – P (formerly Federated Managed Volatility Fund II – P)
Federated Hermes High Income Bond Fund II – P (formerly Federated High Income Bond Fund II – P)
Federated Hermes Government Money Fund II – S (formerly Federated Government Money Fund II – S)
Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio – Service Class 2

VIP Freedom Income PortfolioSM – Service Class 2
VIP Freedom 2010 PortfolioSM – Service Class 2
VIP Freedom 2015 PortfolioSM – Service Class 2
VIP Freedom 2020 PortfolioSM – Service Class 2
VIP Freedom 2025 PortfolioSM – Service Class 2
VIP Freedom 2030 PortfolioSM – Service Class 2
VIP Freedom 2035 PortfolioSM – Service Class 2
VIP Freedom 2040 PortfolioSM – Service Class 2
VIP Freedom 2045 PortfolioSM – Service Class 2
VIP Freedom 2050 PortfolioSM – Service Class 2
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2
Franklin Small-Mid Cap Growth VIP Fund – Class 2
Templeton Developing Markets VIP Fund – Class 2
Templeton Foreign VIP Fund – Class 2
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares
MFS® Research Series – Initial Class Shares
MFS® Total Return Bond Series – Initial Class Shares
MFS® Total Return Series – Initial Class Shares
MFS® Utilities Series – Initial Class Shares
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares

The accompanying prospectuses for the Funds describe these Portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life’s general account.  It pays interest at declared rates guaranteed to equal or exceed the guaranteed interest rate.  The minimum guaranteed interest rate is 1% for the Fixed Account.  (See “GUARANTEED AND CURRENT INTEREST RATES”)
This Prospectus provides basic information about the Contract and the Variable Account that you should know before investing.  The Statement of Additional Information, dated the same as this Prospectus, contains more information about the Contract and the Variable Account and is incorporated by reference.  We show the Table of Contents for the Statement of Additional Information at the end of this Prospectus.  You may obtain a copy of the Statement of Additional Information free of charge by writing or calling us at the address or telephone number shown above.
The Securities and Exchange Commission maintains a website that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.  The address of the site is http://www.sec.gov.
If you already have a variable annuity contract, you should consider whether purchasing another contract, as a replacement for an existing contract is advisable.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for Funds and Portfolios available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Kansas City Life. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform Kansas City Life that you wish to continue receiving paper copies of your shareholder reports by calling Variable Administration at (800) 616-3670. Your election to receive reports in paper will apply to all Funds and Portfolios available under your Contract.
This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.
The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of premium payments (principal).
The date of this Prospectus is May 1, 2020.

[PAGE INTENTIONALLY LEFT BLANK]

PROSPECTUS CONTENTS

DEFINITIONS

Many terms used within this Prospectus are described within the text where they appear.  The descriptions of those terms are not repeated in this section.

Annuitant	The person on whose life the Contract’s annuity benefit is based.

Beneficiary	The person you designate to receive any Proceeds payable under the Contract at your death or the death of the Annuitant.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Cash Surrender Value	This equals the Contract Value at the time of surrender less any applicable loan balance and premium taxes payable. There are no surrender charges associated with this Contract.

Contract Date	The date from which Contract months, Contract Years, and Contract Anniversaries are measured.

Contract Value	The sum of the Variable Account Value and the Fixed Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Fixed Account	An account that is one option we offer for allocation of your premiums. It is part of our general account and is not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Guaranteed Minimum Death Benefit	This Contract provides for a Guaranteed Minimum Death Benefit. This benefit is paid at the death of the Annuitant.

Home Office
When the term "Home Office" is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri  64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Issue Age	The Annuitant's age on his/her last birthday as of the Contract Date.

Life Payment Option	A payment option based upon the life of the Annuitant.

Maturity Date
The date when the Contract terminates and we either pay the Proceeds under a payment option or pay you the Cash Surrender Value in a lump sum.  The latest Maturity Date is the later of the Contract Anniversary following the Annuitant's 85th birthday and the tenth Contract Anniversary.  Certain states and Qualified Contracts may place additional restrictions on the maximum Maturity Date.

Monthly Anniversary Day	The same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Non-Life Payment Option	A payment option that is not based upon the life of the Annuitant.

Non-Qualified Contract	A Contract that is not a Qualified Contract.

Owner	The person entitled to exercise all rights and privileges provided in the Contract. The terms "you" and "your" refer to the Owner.

Premium Year	Refers to the 12-month period following the date a particular premium is credited to your Contract.

Proceeds	The total amount we are obligated to pay under the terms of the Contract.

Qualified Contract	A Contract issued in connection with plans that qualify for special federal income tax treatment under sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

Redetermination Dates
The first Contract Anniversary and each subsequent Contract Anniversary, upon which the guaranteed interest rate for the Fixed Account will be redetermined.  Redetermination Dates only apply to Contracts issued on or after May 31, 2011, if approved in your state.

Subaccount	The divisions of the Variable Account. The assets of each Subaccount are invested in a Portfolio of a designated Fund.

Valuation Day
Each day the New York Stock Exchange is open for business.  Currently, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day. Currently, the close of normal trading is 3:00 p.m. Central Time.  The term "Valuation Period" is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount values of a Contract.

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail, and Internet.

HIGHLIGHTS
THE CONTRACT
Who Should Invest.  The Contract is designed for investors seeking long‑term tax‑deferred accumulation of funds. The goal for this accumulation is generally retirement, but may be for other long‑term investment purposes.  We offer the Contract as both a Qualified Contract and a Non‑Qualified Contract.  (See "FEDERAL TAX STATUS")
The tax advantages provided by a variable annuity are already available with tax-qualified plans, including IRAs and Roth IRAs.  You should purchase the Contract within a tax-qualified plan only for reasons other than tax deferral.
The Contract.  The Contract is an individual flexible premium deferred variable annuity.  In order to purchase a Contract, you must complete an application and submit it to us through a licensed Kansas City Life representative.  You must pay the minimum initial premium.  The maximum Issue Age is 85.  (See "PURCHASING A CONTRACT")
We offer other variable annuity contracts that have a different death benefit and different contract features.  However, these contracts also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about the other contracts, contact our Home Office or your registered representative.
Free‑Look Period.  You have the right to cancel your Contract and receive a refund if you return the Contract within 10 days after receiving it.  The amount returned to you will vary depending on your state.  (See "FREE-LOOK PERIOD")
Premiums.  The minimum amount that we will accept as an initial premium is $25,000.  You may pay additional premiums at any time during the Annuitant’s lifetime and before the Maturity Date.  The minimum premium allowed after the initial premium is $50.  We reserve the right to waive the $25,000 minimum premium requirement for certain corporate markets contracts.  (See "PURCHASING A CONTRACT")
Premium Allocation.  You direct the allocation of premium payments among the Subaccounts of the Variable Account and/or the Fixed Account.  In the Contract application, you specify the percentage of the premium, in whole numbers, you want allocated to each Subaccount and/or to the Fixed Account.  We will invest the assets of each Subaccount in a corresponding Portfolio of a designated Fund.  The Contract Value, except for amounts in the Fixed Account, will vary according to the investment performance of the Subaccounts.  We will credit interest to amounts in the Fixed Account at a guaranteed minimum rate.  We may declare a higher current interest rate. The aggregate amount you allocate to the Fixed Account may not exceed 15% of the Contract Value.
The sum of your allocations must equal 100%.  We have the right to limit the number of Subaccounts to which you may allocate premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You can change the allocation percentages at any time by sending Written Notice.  You can make changes in your allocation by telephone, facsimile and electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")  The change will apply to the premium payments received with or after receipt of your notice.
We will allocate the initial premium to the Federated Government Money Fund II Subaccount for a 15‑day period in states that:
• require premium payments to be refunded under the free‑look provision; or
• require the greater of premium payments or Contract Value to be refunded under the free‑look provision.
At the end of that period, we will allocate the amount in the Federated Government Money Fund II Subaccount to the Subaccounts and Fixed Account according to your allocation instructions.  (See "ALLOCATION OF PREMIUMS")
Transfers.  After the free-look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account.  Certain restrictions apply.  (See "TRANSFER PRIVILEGE")
We have policies and procedures that attempt to detect frequent, large, programmed or short‑term transfers among Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

Full and Partial Surrender.  You may surrender all or part of the Cash Surrender Value (subject to certain limitations) any time before the earlier of:
• the date that the Annuitant dies; or
• the Maturity Date.
Certain partial surrenders, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract.  You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees.  The impact of partial surrenders on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.
Five PlusSM Guaranteed Minimum Withdrawal Benefit.  If you are concerned that poor investment performance or market volatility may adversely impact the amount of money you may withdraw from the Contract, we offer, for a fee, a guaranteed minimum withdrawal benefit.  Under the rider, we provide alternative guarantees depending on the amount you withdraw and the age of the covered person.  If you satisfy the conditions of the rider, which, in part, limit both the amount you may withdraw during a Contract Year and the investment options to which you may allocate Contract Value, the rider guarantees the return of all the amounts you have invested in the Contract and may also guarantee annual payments for the rest of the covered person’s life, no matter how long the covered person lives.
The American Funds Insurance Series® Managed Risk Funds and TOPS® Managed Risk ETF Portfolios, which are eligible investment options under the GMWB rider, employ risk and volatility mitigation strategies, which could reduce your investment return.
Death Benefit.  If the Annuitant dies before the Maturity Date while the Contract is in force, the Beneficiary will receive a death benefit.  For Annuitants with an attained age of 80 or below, the death benefit is equal to the greatest of:
• premiums paid, proportionately adjusted for any surrenders less any loan balance;
• the Contract Value less any loan balance on the date we receive due proof of Annuitant's death (including any documents we require to process and make the payment); and
• the highest Contract Value as of every fifth year Contract Anniversary during any point the Contract has been in effect on or before the Annuitant’s death.  Any loan balance will be deducted from such Contract Value and the Contract Value will also be proportionately adjusted for partial surrenders plus any additional premiums paid.
The Guaranteed Minimum Death Benefit at ages above 80 will equal the greater of the Contract Value on the date on which we receive due proof of death (including any documents we require to process and make the payment) or the Guaranteed Minimum Death Benefit as of the Contract Anniversary on which the Annuitant attains age 80 (or premiums paid if the Contract was issued at an age above 80) proportionately adjusted for partial surrenders less any loan balance plus any additional premiums paid.
If you die before the Maturity Date, the Contract Value (or, if the Owner is also the Annuitant, the death benefit) must generally be distributed to the Beneficiary within five years after the date of the Owner's death.  (See "DEATH BENEFIT BEFORE MATURITY DATE")
The Guaranteed Minimum Death Benefit is paid to the Beneficiary at the death of the Annuitant.  If the Owner, who is not the same as the Annuitant, predeceases the Annuitant, the Cash Surrender Value of the Contract will be paid to the Beneficiary.
Death benefit Proceeds are taxable and generally are included in the income of the recipient as follows:
• If received under a payment option, they are taxed in the same manner as annuity payments.
• If distributed in a lump sum, they are taxed in the same manner as a full surrender.
CHARGES AND DEDUCTIONS
The following charges and deductions apply to the Contract:
Transfer Processing Fee.  The first six transfers of amounts in the Subaccounts and the Fixed Account each Contract Year are free. We assess a $25 transfer processing fee for each additional transfer during a Contract Year.  (See "TRANSFER PROCESSING FEE")

Asset-Based Administration Charge.  We deduct a daily asset-based administration charge for expenses we incur in administration of the Contract.  Prior to the Maturity Date, we deduct the charge from the assets of the Variable Account at an annual rate of 0.25%.
Mortality and Expense Risk Charge.  We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks.  Prior to the Maturity Date, we deduct this charge from the assets of the Variable Account at an annual rate of 1.40%.  (See "MORTALITY AND EXPENSE RISK CHARGE")
Five PlusSM Guaranteed Minimum Withdrawal Benefit.  The monthly charge for the benefit is guaranteed not to exceed 0.10% multiplied by the Guaranteed Withdrawal Balance.  The current monthly charge for FIVE PlusSM Guaranteed Minimum Withdrawal Benefit Riders elected on and after January 1, 2009 and for Guaranteed Minimum Withdrawal Benefit Riders elected before January 1, 2009 that have stepped-up since January 1, 2009 is 0.079% multiplied by the Guaranteed Withdrawal Balance.
Premium Taxes.  If state or other premium taxes are applicable to a Contract, we will deduct them either upon surrender or when we apply the Proceeds to a payment option.
Investment Advisory Fees and Other Expenses of the Funds.  The Funds deduct investment advisory fees on a daily basis and incur other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  Expenses of the Funds are not fixed or specified in the Contract and actual expenses may vary.  See the prospectuses for the Funds for specific information about these fees.
For information concerning compensation paid for the sale of Contracts, see "SALE OF THE CONTRACTS."
ANNUITY PROVISIONS
Maturity Date.  On the Maturity Date, we will apply the Proceeds to the payment option you choose.  If you choose a Life Payment Option, the amount of Proceeds will be the full Contract Value.  If you elect a payment option other than a Life Payment Option or if you elect to receive a lump sum payment, we will apply the Cash Surrender Value.  (See "PAYMENT OPTIONS")
Payment Options.  The payment options are:
• Interest Payments (Non-Life Payment Option)
• Installments of a Specified Amount (Non-Life Payment Option)
• Installments for a Specified Period (Non-Life Payment Option)
• Life Income (Life Payment Option)
• Joint and Survivor Income (Life Payment Option)
Payments under these options do not vary based on Variable Account performance.  (See "PAYMENT OPTIONS")
FEDERAL TAX STATUS
Under existing tax law there generally should be no federal income tax on increases in the Contract Value until a distribution under the Contract occurs.  A distribution includes an actual distribution of funds such as a surrender or annuity payment.  However, a distribution also includes a pledge or assignment of a contract.  Generally, all or part of any distribution is taxable as ordinary income.  In addition, a penalty tax may apply to certain distributions made prior to the Owner reaching age 59½.  Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions.  Governing federal tax statutes may be amended, revoked, or replaced by new legislation.  Changes in interpretation of these statutes may also occur.  We encourage you to consult your own tax adviser before making a purchase of the Contract.  (See "FEDERAL TAX STATUS")

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying and owning the Contract.  The first table describes the fees and charges that you will pay at the time that you buy the Contract, or transfer amounts between the Subaccounts and/or the Fixed Account.  State premium taxes, which currently range from 0% to 3.5% of premium based on the state in which the contract is sold, may also be deducted.

OWNER TRANSACTION EXPENSES
Sales Load on Premium Payments	None
Maximum Surrender Charge	None
Transfer Processing Fee	After the first 6 transfers in a Contract Year, we will charge $25 for each additional transfer during that Contract Year. There is no fee for the first 6 transfers during a Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.
PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES
Annual Administration Fee	None
Loan Interest Charge	5.00%[1]
Variable Account Annual Expenses (as a % of average annual Variable Account Value during the accumulation period)
Mortality and Expense Risk Charge Asset-Based Administration Charge Total Variable Account Annual Expenses	1.40% 0.25% 1.65%
Optional Rider Charges
FIVE PlusSM Guaranteed Minimum Withdrawal Benefit	1.20% multiplied by Guaranteed Withdrawal Balance[2] (0.10% monthly)

1 The maximum guaranteed net cost of loans (available under section 403(b) TSA Qualified Contracts) is 5% annually.  The net cost of a loan is the difference between the loan interest charged (8%) and the amount credited to the loan account (3%).
2 The current annual charge for the FIVE PlusSM Guaranteed Minimum Withdrawal Benefit is 0.95% multiplied by the Guaranteed Withdrawal Balance (assessed monthly; the monthly rate is 0.079%).  However, if you elected the FIVE PlusSM Guaranteed Minimum Withdrawal Benefit before January 1, 2009 and your GWB has not stepped-up since January 1, 2009, your current annual charge is 0.60% multiplied by the Guaranteed Withdrawal Balance (assessed monthly; the monthly rate is 0.05%).

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2019.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.
RANGE OF PORTFOLIO OPERATING EXPENSES3
	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.42%[4]

3 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2019.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
4 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an “acquired fund.”)  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the Fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following table shows the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2019.
ANNUAL PORTFOLIO OPERATING EXPENSES5
(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):
Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	0.68%	NA	0.19%	NA	0.87%	NA	NA
Invesco V.I. Core Equity Fund – Series I Shares	0.61%	NA	0.17%	NA	0.78%	NA	N/A
Invesco V.I. Technology Fund – Series I Shares	0.75%	NA	0.24%	NA	0.99%	NA	NA
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I	1.00%	NA	0.00%	NA	1.00%	0.13%	0.87%
VP Income & Growth Fund – Class I	0.70%	NA	0.00%	NA	0.70%	NA	NA
VP International Fund – Class I	1.36%	NA	0.01%	NA	1.37%	0.37%	1.00%
VP Mid Cap Value Fund – Class I	1.00%	NA	0.01%	NA	1.01%	0.14%	0.87%
VP Ultra® Fund – Class I	1.00%	NA	0.01%	NA	1.01%	0.20%	0.81%
VP Value Fund – Class I	0.97%	NA	0.01%	NA	0.98%	0.22%	0.76%
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II	0.46%	0.25%	0.01%	NA	0.72%	NA	NA
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares	0.27%	0.25%	0.04%	NA	0.56%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Capital Income Builder® – Class 2 Shares	0.49%	0.25%	0.05%	NA	0.79%	0.26%[6]	0.53%
Capital World Bond Fund – Class 2 Shares (formerly Global Bond Fund – Class 2 Shares)	0.53%	0.25%	0.06%	NA	0.84%	0.10%[4]	0.74%
Global Growth Fund – Class 2 Shares	0.52%	0.25%	0.05%	NA	0.82%	NA	NA
Growth-Income Fund – Class 2 Shares	0.26%	0.25%	0.04%	NA	0.55%	NA	NA
New World Fund® – Class 2 Shares	0.70%	0.25%	0.07%	NA	1.02%	0.18%[4]	0.84%
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares	0.15%	0.25%	0.26%	0.30%[7]	0.96%	0.05%[8]	0.91%
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares	0.15%	0.25%	0.28%	0.41%[5]	1.09%	0.05%[6]	1.04%
Managed Risk Growth Fund – Class P2 Shares	0.15%	0.25%	0.28%	0.36%[5]	1.04%	0.05%[6]	0.99%
Managed Risk Growth-Income Fund – Class P2 Shares	0.15%	0.25%	0.27%	0.31%[5]	0.98%	0.05%[6]	0.93%
Managed Risk International Fund – Class P2 Shares – Class P2 Shares	0.15%	0.25%	0.31%	0.51%[5]	1.22%	0.08%[4]	1.14%
BNY Mellon Variable Investment Fund (formerly Dreyfus Variable Investment Fund)
Appreciation Portfolio – Initial Shares	0.75%	NA	0.06%	NA	0.81%	NA	NA
Opportunistic Small Cap Portfolio – Initial Shares	0.75%	NA	0.09%	NA	0.84%	NA	NA
BNY Mellon Stock Index Fund, Inc. – Initial Shares (formerly Dreyfus Stock Index Fund, Inc – Initial Shares)	0.25%	NA	0.02%	NA	0.27%	NA	NA
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (formerly Dreyfus Sustainable U.S. Equity Portfolio, Inc – Initial Shares)	0.60%	NA	0.08%	NA	0.68%	0.00%	0.68%[9]
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.60%	0.01%[10]	1.36%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	0.82%	0.25%	0.06%	NA	1.13%	0.09%[11]	1.04%
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	0.92%	0.25%	0.25%[12]	NA	1.42%	0.18%[13]	1.24%
Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2)	0.87%	0.25%	0.18%	NA	1.30%	0.20%[14]	1.10%
Federated Hermes Insurance Series (formerly Federated Insurance Series)
Federated Hermes Managed Volatility Fund II – P (formerly Federated Managed Volatility Fund II – P)	0.75%	NA	0.17%[15]	0.05%	0.97%	0.00%[16]	0.97%
Federated Hermes High Income Bond Fund II – P (formerly Federated High Income Bond Fund II – P)	0.60%	NA	0.23%[17]	NA	0.83%	0.02%[18]	0.81%
Federated Hermes Government Money Fund II – S (formerly Federated Government Money FundI – S)	0.20%	NA	0.52%[19]	NA	0.72%	0.09%[20]	0.63%
Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio – Service Class 2	0.54%	0.25%	0.07%	NA	0.86%	NA	NA
VIP Freedom Income PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.39%	0.64%[21]	NA	NA
VIP Freedom 2010 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.45%	0.70%[19]	NA	NA
VIP Freedom 2015 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.49%	0.74%[19]	NA	NA
VIP Freedom 2020 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.52%	0.77%[19]	NA	NA
VIP Freedom 2025 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.54%	0.79%[19]	NA	NA
VIP Freedom 2030 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.59%	0.84%[19]	NA	NA
VIP Freedom 2035 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.63%	0.88%[19]	NA	NA
VIP Freedom 2040 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.65%	0.90%[19]	NA	NA
VIP Freedom 2045 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.66%	0.91%[19]	NA	NA
VIP Freedom 2050 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.66%	0.91%[19]	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2[22]	1.05%	0.25%	0.09%	NA	1.39%	0.14%	1.25%
Franklin Small-Mid Cap Growth VIP Fund – Class 2[23]	0.80%	0.25%	0.04%	0.01%	1.10%	0.01%	1.09%
Templeton Developing Markets VIP Fund – Class 2	1.05%	0.25%	0.10%	0.01%	1.41%	NA	NA
Templeton Foreign VIP Fund – Class 2[21]	0.80%	0.25%	0.05%	0.02%	1.12%	0.02%	1.10%
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	0.65%	NA	0.12%	0.00%	0.77%	NA24	0.77%[22]
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	0.65%	NA	0.19%	0.01%	0.85%	0.01%[25]	0.84%[23]
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	0.55%	NA	0.24%	0.00%	0.79%	NA24	0.79%[26]
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	0.71%	NA	0.04%	NA	0.75%	NA	NA
MFS® Research Series – Initial Class Shares	0.75%	NA	0.08%	NA	0.83%	0.03%[27]	0.80%
MFS® Total Return Bond Series – Initial Class Shares	0.50%	NA	0.04%	NA	0.54%	NA	NA
MFS® Total Return Series – Initial Class Shares	0.67%	NA	0.03%	NA	0.70%	0.09%[28]	0.61%
MFS® Utilities Series – Initial Class Shares	0.74%	NA	0.05%	NA	0.79%	NA	NA
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	0.50%	NA	0.36%	NA	0.86%	0.10%[29]	0.76%
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.11%	0.76%	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.10%	0.75%	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.11%	0.76%	NA	NA

5 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2019.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.
6 The investment adviser is currently reimbursing a portion of the other expenses. This waiver will be in effect through at least May 1, 2021.  The waiver may only be modified or terminated with the approval of the fund's board.
7 Restated to reflect current fees
8 The investment adviser is currently waiving a portion of its management fee equal to .05% of the fund's net assets.  This waiver will be in effect through at least May 1, 2021.  The waiver may only be modified or terminated with the approval of the fund's board.
9 The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until May 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of neither class (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70%. On or after May 1, 2020, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation at any time.
10 “Acquired Fund Fees and Expenses” include certain expenses incurred in connection with the Portfolio’s investment in various money market funds.
11 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2021, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.79% for Class 1, 1.04% for Class 2 and 0.915% for Class 3.
12 Other expenses have been restated to reflect current fees paid by the Fund.
13 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2021, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.99% for Class 1 and 1.24% for Class 2.
14 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2021, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.85% for Class 1, 1.10% for Class 2 and 0.975% for Class 3.
15 The Fund may incur or charge administrative service fees on its P class up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the P class Fund. The P class of the Fund will not incur or charge such fees until such time as approved by the Fund’s Board of Trustees (the “Trustees”).
16 The Co-Advisers and certain of their affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s P class (after the voluntary waivers and/or reimbursements) will not exceed 0.95% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Co-Advisers and their affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
17 The Fund may incur or charge administrative service fees on its P class up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the P class of the Fund. The P class of the Fund will not incur or charge such fees until such time as approved by the Board of Trustees.
18 The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s P class (after the voluntary waivers and/or reimbursements) will not exceed 0.81% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
19 The Fund may pay Administrative Service Fees up to 0.25% of average net assets to insurance companies for providing recordkeeping, shareholder and administrative services.
20 The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s S class (after the voluntary waivers and/or reimbursements) will not exceed 0.63% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
21 Differs from the ratios of expenses to average net assets in the Financial Highlights section of the Prospectus because of acquired fund fees and expenses.
22 The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, and certain non-routine expenses) do not exceed 1.00% until April 30, 2021.
23 The investment manager has contractually agreed in advance to reduce its fees as a result of the fund's investment in a Franklin Templeton money market fund (the "acquired fund") until April 30, 2021.
24 The Portfolio’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total
Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.90% of the average daily net assets of Class 1 Shares. The Portfolio may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Portfolio's adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 4/30/21, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Portfolio engages in securities lending, affiliated money market fund fees and expenses resulting from the Portfolio’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
25 The Portfolio’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total
Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.03% of the average daily net assets of Class 1 Shares. The Portfolio may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Portfolio's adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 4/30/21, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Portfolio engages in securities lending, affiliated money market fund fees and expenses resulting from the Portfolio’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
26 The Portfolio’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total
Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.80% of the average daily net assets of Class 1 Shares. The Portfolio may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Portfolio's adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 4/30/21, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Portfolio engages in securities lending, affiliated money market fund fees and expenses resulting from the Portfolio’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
27 Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.77% of the class' average daily net assets annually for Initial Class shares and 1.02% of the class' average daily net assets annually for Service Class shares. ("Other Expenses" include 0.03% of interest and/or investment-related expenses incurred in connection with the fund's investment activity which are excluded from the expense limitation described in the prior sentence.) This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2021.
28 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.61% of the class' average daily net assets annually for Initial Class shares and 0.86% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2021.
29 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.75% of the class' average daily net assets annually for Initial Class shares and 1.00% of the class' average daily net assets annually for Service Class shares. ("Other Expenses" include 0.01% of interest and/or investment-related expenses incurred in connection with the fund's investment activity which are excluded from the expense limitation described in the prior sentence.) This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2021.

EXAMPLE OF CHARGES
This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  The example shows the maximum costs of investing in the Contract, including Owner transaction expenses, a monthly Guaranteed Minimum Withdrawal Benefit ("GMWB") charge of 0.10% multiplied by the Guaranteed Withdrawal Balance, Variable Account charges, and highest annual portfolio operating expenses for the year ended December 31, 2019.  The example also shows the same maximum costs of investing in the Contract, but reflecting the lowest annual portfolio operating expenses.  Further, the example shows what your costs would be if you did not elect the optional Guaranteed Minimum Withdrawal Benefit.
The example assumes that you invest $10,000 in the Contract for the time periods indicated.  The example also assumes that your investment has a 5% return each year.

If the Contract is surrendered, annuitized or not surrendered at the end of the applicable period:
Maximum Portfolio Expenses with GMWB
1 year	3 years	5 years	10 years
$428.11	$1,292.18	$2,166.84	$4,400.65
Maximum Portfolio Expenses without GMWB
1 year	3 years	5 years	10 years
$309.79	$946.43	$1,606.53	$3,365.18
Minimum Portfolio Expenses with GMWB
1 year	3 years	5 years	10 years
$314.56	$960.52	$1,629.61	$3,409.01
Minimum Portfolio Expenses without GMWB
1 year	3 years	5 years	10 years
$194.86	$602.32	$1,034.62	$2,234.22
The example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction).
Please remember that the example is an illustration and does not represent past or future expenses.  Your actual expenses may be higher or lower than those shown.  Similarly, your rate of return may be more or less than the 5% assumed in the example.
You should not consider the assumed expenses in the example to represent past or future expenses.  Actual expenses may be greater or less than those shown.  The assumed 5% annual rate of return is hypothetical and you should not view it as a representation of past or future annual returns.  Actual returns may be greater or less than the assumed amount.
The various Funds themselves or their investment advisers provided the expense information regarding the Portfolios.  The Funds and their investment advisers are not affiliated with us.  While we have no reason to doubt the accuracy of these figures provided by these non-affiliated Funds, we have not independently verified the figures.
CONDENSED FINANCIAL INFORMATION
Condensed financial information containing the accumulation unit value listing appears at the end of this Prospectus.
KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS
KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895.  Kansas City Life is currently licensed to transact life insurance business in 49 states and the District of Columbia.
We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business.  We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.  We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.
KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
We established the Variable Account as a separate investment account under Missouri law on January 23, 1995.  This Variable Account supports the Contracts and may be used to support other variable annuity insurance contracts and for other purposes as permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contract invest in shares of corresponding Fund Portfolios.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.
We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.
THE FUNDS
Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objectives of each of the Portfolios are described below.
Certain Subaccounts invest in Portfolios that have similar investment objectives and/or policies.  Therefore, before choosing Subaccounts, carefully read the individual prospectuses for the Funds along with this Prospectus.
The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other funds.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.
Certain Portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such Portfolios in rising equity markets relative to other Portfolios.  Please consult your financial professional.
The American Century VP Mid Cap Value Fund Subaccount was closed to new investors beginning May 1, 2015. You may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to the American Century VP Mid Cap Value Fund Subaccount only if you were invested in the Subaccount on May 1, 2015 and have not subsequently transferred all Contract Value out of the Subaccount.
Not all Funds may be available in all states.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund’s investment objective is to seek capital growth.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.
Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund’s investment objective is long-term growth of capital.  The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.
Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in technology-related industries and in derivatives and other instruments that have economic characteristics similar to such securities.
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation Fund is to seek capital growth.
VP Income & Growth Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Income & Growth Fund is to seek capital growth by investing in common stocks.  Income is a secondary objective.

VP International Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP International Fund is to seek capital growth.
VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Mid Cap Value Fund is to seek long-term capital growth, with income as secondary objective.
VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Ultra® Fund is to seek long-term capital growth.
VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Value Fund is to seek long-term capital growth, with income as secondary objective.
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Inflation Protection Fund is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
Capital Income Builder® – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The Fund’s secondary objective is to provide growth of capital.
Capital World Bond Fund – Class 2 Shares (formerly Global Bond Fund – Class 2 Shares) (Manager: Capital Research and Management CompanySM). The Fund’s investment objective is to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.
Global Growth Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund’s investment objective is to provide long-term growth of capital.
Growth-Income Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund’s investment objectives are to achieve long-term growth of capital and income.
New World Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund’s investment objective is long-term capital appreciation.
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.
Managed Risk Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objective is to provide growth of capital while seeking to manage volatility and provide downside protection.
Managed Risk Growth-Income Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objectives are to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk International Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection.
BNY Mellon Variable Investment Fund (formerly Dreyfus Variable Investment Fund)
Appreciation Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Fayez Sarofim & Co.).  The Fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.
Opportunistic Small Cap Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.).  The Fund seeks capital growth.
BNY Mellon Stock Index Fund, Inc. – Initial Shares (formerly Dreyfus Stock Index Fund, Inc – Initial Shares) (Manager: BNY Mellon Investment Adviser, Inc.).  The Fund seeks to match the total return of the S&P 500® Index.
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (formerly Dreyfus Sustainable U.S. Equity Portfolio, Inc – Initial Shares) (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Newton Investment Management Limited).  The Fund seeks long-term capital appreciation.
Calamos® Advisors Trust
Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).  The Calamos Growth and Income Portfolio’s investment objective is high long-term total return through growth and current income.
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with growth of capital.
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital appreciation.
Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital growth.
Federated Hermes Insurance Series (formerly Federated Insurance Series)
Federated Hermes Managed Volatility Fund II – P (formerly Federated Managed Volatility Fund II – P) (Manager: Federated Global Investment Management Corp.; Sub-Adviser: Federated Investment Management Company).  The investment objective of the Federated Managed Volatility Fund II is to achieve high current income and moderate capital appreciation.
Federated Hermes High Income Bond Fund II – P (formerly Federated High Income Bond Fund II – P) (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund pursues its investment objective by investing primarily in a diversified portfolio of high quality, lower-rated corporate bonds (also known as "junk bonds").
Federated Hermes Government Money Fund II – S (formerly Federated Government Money Fund II – S) (Manager: Federated Investment Management Company).  The investment objective of the Federated Government Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of US Treasuries and government securities maturing in 397 days or less.
Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors:  FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).  The investment objective of the VIP ContrafundSM Portfolio is to seek long-term capital appreciation.

VIP Freedom Income PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom Income PortfolioSM is to seek high total return with a secondary objective of principal preservation.
VIP Freedom 2010 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2010 Portfolio is to seek high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
VIP Freedom 2015 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)). The investment objective of the VIP Freedom 2015 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2020 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2020 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2025 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)). The investment objective of the VIP Freedom 2025 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2030 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2030 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2035 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2035 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2040 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2040 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2045 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2045 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2050 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2050 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).  The investment goal of the Franklin Global Real Estate VIP Fund is to seek high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.
Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Manager: Franklin Advisers, Inc.).  The investment goal of the Franklin Small-Mid Cap Growth VIP Fund is to seek long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.
Templeton Developing Markets VIP Fund – Class 2 (Manager: Templeton Asset Management Ltd.).  The investment goal of the Templeton Developing Markets VIP Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.
Templeton Foreign VIP Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).  The investment goal of the Templeton Foreign VIP Fund is to seek long-term capital growth.  Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.  Under normal circumstances, at least 80% of the Portfolio’s Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital growth over the long term. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.
MFS® Research Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.
MFS® Total Return Bond Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.
MFS® Total Return Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return.
MFS® Utilities Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return.
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC). The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.
There is no assurance that the Funds will achieve their stated objectives and policies.
See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts.  There is no assurance that the Federated Government Money Fund II Subaccount will be able to maintain a stable net asset value per share.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Federated Government Money Fund II Subaccount may also become extremely low and possibly negative.

We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.
We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.
We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.10% to 0.25%.
Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.
Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund’s prospectus.  (See "FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES" and "SALE OF THE CONTRACTS")  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. ("Sunset Financial").  These payments decrease the Fund’s investment return.
We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts.  (See "SALE OF THE CONTRACTS")
Certain funds employ volatility management strategies.  Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time.  During rising markets, a volatility management strategy, however, could cause Contract Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy.  Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase.  In these instances, your Contract Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy.  The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit.  In addition, the cost of implementing a volatility management strategy may negatively impact performance.  There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected.
You should be aware that we are subject to a conflict of interest with respect to the interests of contract owners insofar as, by requiring you to allocate your purchase payments and Contract Value to one or more subaccounts that invests in a fund that employs a volatility management strategy, this may reduce the risk to us that we will have to make guaranteed payments under a living benefit rider.  In addition, any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Contract Value, which may limit your ability to achieve step-ups of the benefit base under a living benefit rider.  For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses.

RESOLVING MATERIAL CONFLICTS
The Funds presently serve as the investment medium for the Contracts.  In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.
We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts.  However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds.  Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code ("Code").  As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans.  In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter.  The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts.  See the accompanying prospectuses of the Funds for more information.
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a Portfolio are no longer available for investment or for any other reason in our sole discretion, we decide that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company.  The substituted fund may have different fees and expenses.  Substitutions may be made with respect to existing investments or the investment of future premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.
Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrants or for any reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. We may close Subaccounts to allocation of premiums or Contract Value, or both, at any time in our sole discretion.
If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:
•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required;
•	combine it with other Kansas City Life separate accounts; or
•	make any changes required by the 1940 Act.
FINANCIAL CONDITION OF KANSAS CITY LIFE
Benefits payable under the Contract are paid out of your Contract Value allocated to the Variable Account or out of assets of Kansas City Life's general account. Any guarantees that exceed your Contract Value are paid from our general account assets and are subject to our financial strength and claims paying ability.
As an insurance company, we are required by state regulators to hold a specific amount of reserves to meet contractual obligations payable out of our general account. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. State regulators also require Kansas City Life to maintain a minimum amount of capital, to act as a cushion in the event it suffers a financial impairment. But there is no guarantee we will always be able to meet our claims paying obligations, and there are risks associated with purchasing any insurance product.
We encourage both existing and prospective Owners to read and understand our financial statements.  Like many businesses, insurance companies are facing challenges due to COVID-19 and its impact on economic conditions and the financial markets. Our financial statements. which are prepared in accordance with accounting principles generally accepted in the United States (GAAP), are included in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information without charge by sending a written request to Variable Administration, P.O. Box 219364, Kansas City, Missouri 64121-9364 or by calling us at 1-800-616-3670.

VOTING RIGHTS
We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.
We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  We will determine the number of votes attributable to a Subaccount by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our General Account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.
DESCRIPTION OF THE CONTRACT
The Contract is a variable annuity that provides accumulation of Variable Account Value based on the performance of Subaccounts within the Kansas City Life Variable Annuity Separate Account.  You may also allocate a portion of your premiums to our Fixed Account.  We provide options such as the Dollar Cost Averaging Plan, the Portfolio Rebalancing Plan and the Systematic Partial Surrender Plan.  The Contract offers only fixed annuity payment options.
Contracts issued in your state may provide different features and benefits from those described in this Prospectus.  Differences could include the length of the free-look period and the calculation of the free-look refund, maturity date and annuitization, and under payments or over payments due to misstatement of age or sex.  In addition, optional riders may not be available in all states.  See your Contract for specific variations.  Your registered representative may also provide you with additional information about state variations.  The Company may change or stop offering an optional rider at any time before it is elected.
PURCHASING A CONTRACT
The maximum Issue Age for which we issue a Contract is 85.  However, for Qualified Contracts with an Issue Age of 70½ or greater, tax laws may require that distributions begin immediately.  We may issue Contracts above the maximum Issue Age under certain circumstances.  We may issue Contracts in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code.
The minimum initial premium that we accept is a single premium of $25,000.  You may pay additional premium payments at any time while the Annuitant is alive and before the Maturity Date.  These payments must be at least $50.  We may limit the number and amount of additional premium payments (where permitted).
REPLACEMENT OF CONTRACTS
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance.
You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.
FREE-LOOK PERIOD
You may cancel your Contract for a refund during your "free-look" period.  The free-look period applies for the 10 days after you receive the Contract.  We must receive the returned Contract at our Home Office within 10 days if you wish to cancel your Contract.  When we receive the returned Contract at our Home Office, we will cancel the Contract.  The amount that we will refund will vary according to state requirements.  Most states allow us to refund Contract Value.  In those states, we will return an amount equal to the Contract Value.  We will determine the amount of the Contract Value as of the earlier of:

•	the date the returned Contract is received by us at our Home Office; or
•	the date the returned Contract is received by the registered representative who sold you the Contract.
A few states require a return of the greater of premium payments or Contract Value.  In these states, we will refund the greater of:
•	the premiums paid under the Contract; and
•	the Contract Value as of the earlier of:
•	the date the returned Contract is received by us at our Home Office; or
•	the date the returned Contract is received by the registered representative who sold you the Contract.
Some states permit only the return of premiums even if this amount is less than what we would have returned otherwise.
ALLOCATION OF PREMIUMS
At the time of application, you select how we will allocate premiums among the Subaccounts and the Fixed Account.  The total amount allocated to the Fixed Account may not exceed 15% of the Contract Value.  You can change the allocation percentages at any time by sending Written Notice to us.  You may also change your allocation by telephone, facsimile, and electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")
Our procedures for allocation of premiums during the free-look period vary by state, based on the amount that each state requires to be refunded if the Contract is returned within the free-look period:
•	for Contracts sold to residents of states that allow refund of Contract Value, we will immediately allocate premiums according to the allocation you requested; and
•
for Contracts sold as an Individual Retirement Annuity or to residents of states that require either the refund of premiums paid or the refund of the greater of Contract Value or premiums paid, we will allocate premiums received during a 15-day period following the Contract Date to the Federated Government Money Fund II Subaccount for that 15-day period.  At the end of this 15-day period, we will allocate the amount in the Federated Government Money Fund II Subaccount according to your allocation instructions.

We will allocate the initial premium within two business days of when we receive the premium at our Home Office.  In order to allocate the premium in this time frame, you must properly complete the application and it must include all the information necessary to process it, including payment of the initial premium.  If the application is not properly completed, we will retain the premium for up to five business days while we attempt to complete the application.  If the application is not complete at the end of the 5-day period, we will inform you of the reason for the delay.  We will also return the initial premium immediately, unless you specifically consent to our keeping the premium until the application is complete.  Once the application is complete, we will allocate the initial premium within two business days.  There may be delays in our receipt of application that are outside of our control because of the failure of the registered representative to forward the application to us promptly, because the application was sent to the wrong address, or because of delays in determining that the Contract is suitable for you.  Any such delays will affect when your Contract is issued and when your premium is allocated among the Subaccounts and/or the Fixed Account.
We will allocate subsequent premiums at the end of the Valuation Period in which we receive the premium payment at our Home Office.  Premiums received at our Home Office before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a premium payment after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.
The values of the Subaccounts will vary with their investment experience, so that you bear the entire investment risk with respect to the Variable Account Value.  You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.
If mandated under applicable law, we may be required to reject a premium payment.  We may also be required to provide additional information about you or your account to government regulators.  In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefits, until instructions are received from the appropriate regulator.

DETERMINATION OF CONTRACT VALUE
The Contract Value is the sum of the Variable Account Value and the Fixed Account Value.
VARIABLE ACCOUNT VALUE
The Variable Account Value reflects the following:
•	the investment experience of the selected Subaccounts;
•	premiums paid;
•	surrenders;
•	transfers;
•	charges assessed in connection with the Contract; and
•	Contract loan balance
There is no guaranteed minimum Variable Account Value.  Since a Contract's Variable Account Value on any future date depends upon a number of factors, it cannot be predetermined.
Calculation of Variable Account Value.  We calculate the Variable Account Value on each Valuation Date.  Its value will be the sum of the values attributable to the Contract in each of the Subaccounts.  We will determine the amount for each Subaccount by multiplying the Subaccount's unit value on the Valuation Date by the number of Subaccount accumulation units allocated to the Contract.  The unit value of a Subaccount may increase, decrease, or remain the same.
Determination of Number of Accumulation Units.  We will convert any amounts allocated to a Subaccount into accumulation units of that Subaccount.  We determine the number of accumulation units credited to the Contract by dividing the dollar amount allocated to the Subaccount by the unit value for that Subaccount at the end of the Valuation Period during which the amount was allocated.
We will increase the number of accumulation units in any Subaccount at the end of the Valuation Period by:
•	any premiums allocated to the Subaccount during the current Valuation Period; and
•	transfers to the Subaccount from another Subaccount or from the Fixed Account during the current Valuation Period; and
We will decrease the number of accumulation units in any Subaccount at the end of the Valuation Period by:
•	amounts transferred from the Subaccount to another Subaccount or the Fixed Account including any applicable transfer fee; and
•	amounts surrendered during the current Valuation Period.
Net Investment Factor.  We will calculate a net investment factor on each Valuation Day.  A Subaccount's net investment factor measures the investment performance of an accumulation unit in that Subaccount during a Valuation Period. The formula for the net investment factor equals:
(X/Y) – Z
where "X" equals the sum of:
•	the net asset value per accumulation unit held in the Subaccount at the end of the current Valuation Day; plus
•	the per accumulation unit amount of any dividend or capital gain distribution on shares held in the Subaccount during the current Valuation Day; less
•	the per accumulation unit amount of any capital loss distribution on shares held in the Subaccount during the current Valuation Day; less
•	the per accumulation unit amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes attributable to gains or losses in the Funds underlying the Subaccount.
"Y" equals the net asset value per accumulation unit held in the Subaccount as of the end of the immediately preceding Valuation Day; and

"Z" equals the charges we deduct from the Subaccount on a daily basis. These charges equal the sum of the asset-based administration charge and the mortality and expense risk charge.  The asset-based administration charge equals 0.25% on an annual basis.  The mortality and expense risk charge equals 1.40% on an annual basis.
Determination of Unit Value.  We arbitrarily set the value of an accumulation unit for each of the Subaccounts at $10 when the first investments were bought.  The accumulation unit value for each subsequent Valuation Period is equal to:
A x B
"A" is equal to the Subaccount's accumulation unit value for the end of the immediately preceding Valuation Day; and
"B" is equal to the net investment factor for the current Valuation Day.
This accumulation unit value may increase or decrease from day to day based on investment results.
TRANSFER PRIVILEGE
After the free-look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account. Transfers are subject to the following restrictions:
•
beginning May 1, 2015, we will no longer allow transfers to the American Century VP Mid Cap Value Fund Subaccount subject to the following exception.  If you are invested in the American Century VP Mid Cap Value Fund Subaccount on May 1, 2015, you may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount;

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•
we currently have no limit on the number of transfers that you can make between Subaccounts or to the Fixed Account.  However, you can make only one transfer from the Fixed Account each Contract Year.  (See "TRANSFERS FROM FIXED ACCOUNT" for restrictions); and

•	we have the right, where permitted, to suspend or modify this transfer privilege at any time. Any suspension or modification of this privilege will be communicated in writing.
We will make a transfer on the date that we receive Written Notice requesting the transfer. You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same‑day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.
The first six transfers during each Contract Year are free. We will charge a $25 transfer processing fee for all transfers during a Contract Year in addition to the six free ones.  For the purpose of charging the fee, we will consider each request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that request.  We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.
Frequent Transfers Among Subaccounts. Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Annuitants or Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.
If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:
•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request be provided to us at our Home Office, signed by an Owner.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  We apply our procedures consistently to Owners without special arrangement, waiver or exception.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.
In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.
The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.
Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because or frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN
The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If you elect this plan, it enables you to automatically transfer amounts from the Federated Government Money Fund II Subaccount to other Subaccounts or the Fixed Account.  The maximum amount that can be transferred into the Fixed Account through the Dollar Cost Averaging Plan is 15% of the Contract Value.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We do not guarantee that the Dollar Cost Averaging Plan will result in a gain or prevent a loss.
Transfers under this plan occur on a monthly basis for a period you choose, ranging from three to 36 months.  To participate in this plan you must transfer at least $250 from the Federated Government Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Government Money Fund II Subaccount through initial and subsequent premium payments or by transferring amounts into the Federated Government Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.
You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  Dollar cost averaging transfers will start on the next Monthly Anniversary Day following the date we receive your request or on the date you request.  We do not impose a charge for participating in this plan.
Once elected, we will process transfers from the Federated Government Money Fund II Subaccount monthly until:
•	we have completed the number of designated transfers;
•	the value of the Federated Government Money Fund II Subaccount is completely depleted; or
•	you send us Written Notice instructing us to cancel the monthly transfers.
There is no transfer charge for participation in the Dollar Cost Averaging Plan and transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We have the right to cancel this feature at any time with notice to you.
PORTFOLIO REBALANCING PLAN
The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan, we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan begins.  The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  The plan automatically adjusts your portfolio mix to be consistent with your current premium allocation instructions.  If you make a change to your premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new premium allocation.  We do not impose a charge for participating in this plan.
The redistribution will not count as a transfer permitted under the Contract each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day the Dollar Cost Averaging Plan ends.  If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.
You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  Portfolio rebalancing will terminate when:
•	you request any transfer unless you authorize a new allocation; or
•	the day we receive Written Notice instructing us to cancel the plan.
PARTIAL AND FULL CASH SURRENDERS
Partial Surrenders.  You may surrender part of the Cash Surrender Value at any time before your death, the Annuitant’s death or the Maturity Date.  You may submit a Written Notice to the Home Office or provide notice by telephone if you have provided proper authorizations to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS")  The minimum partial surrender requested must be at least $100.  We will surrender the amount requested from the Contract Value on the date we receive Written Notice or notice by telephone for the surrender. We will price a partial surrender request received in good order before the New York Stock Exchange closes using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such partial surrender request using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.  There are no surrender charges associated with a partial surrender.  We will make the surrender from each Subaccount and the Fixed Account based on your instructions.  If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.
Systematic Partial Surrender Plan.  The Systematic Partial Surrender Plan enables you to authorize an automatic regular payment of a partial surrender amount.  If you wish to participate in the plan, you should instruct us to surrender a particular dollar amount from the Contract on a monthly, quarterly, semi-annual or annual basis.  The minimum payment under this plan is $100.  We will make the surrender from each Subaccount and the Fixed Account based on your instructions.  If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and contact you for further instructions.
You may discontinue participation in the Systematic Partial Surrender Plan at any time by sending us Written Notice.
Certain federal income tax consequences may apply to partial and systematic partial surrenders.  You should consult your tax adviser before requesting a partial or systematic partial surrender.  (See "FEDERAL TAX STATUS")
Full Surrender. You may request a surrender of the Contract for its Cash Surrender Value at any time before the earlier of your death, the Annuitant’s death, or the Maturity Date.  The Cash Surrender Value will equal the Contract Value less:
•	any loan balance;
•	any premium taxes payable; and
•	any withholding taxes.
We will determine the Cash Surrender Value on the date we receive Written Notice of surrender and the Contract.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange.
Certain federal income tax consequences may apply to a surrender of the Contract.  You should consult your tax adviser before requesting a surrender.  (See "FEDERAL TAX STATUS")
Restrictions on Distributions from Certain Contracts.  Certain restrictions apply to surrenders and partial surrenders from Contracts used as funding vehicles for Internal Revenue Code section 403(b) retirement plans.  Section 403(b)(11) of the Internal Revenue Code of 1986, as amended, restricts the distribution under section 403(b) annuity contracts of:
•	elective contributions made in years beginning after December 31, 1988;
•	earnings on those contributions; and
•	earnings in such years on amounts held as of the last year beginning before January 1, 1989.
Distributions of those amounts may only occur upon:
•	the death of the employee;
•	attainment of age 59½;
•	severance from employment;
•	disability; or
•	financial hardship.
In addition, income attributable to elective contributions may not be distributed in the case of hardship.  Amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.
Pursuant to tax regulations, we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that surrenders you request from a section 403(b) contract comply with applicable tax requirements before we process your request.

CONTRACT TERMINATION
We may terminate the Contract and pay you the Cash Surrender Value if all of these events simultaneously exist prior to the Maturity Date:
•	you have not paid premiums for at least two years;
•	the Contract Value is less than $2,000; and
•	total premiums paid under the Contract, less any partial surrenders, is less than $2,000.
We will mail a termination notice to you and to the holder of any assignment of record at least six months before we terminate the Contract.  We have the right to automatically terminate the Contract on the date specified in the notice unless we receive an additional premium payment before the termination date specified or the Contract Value has increased to the amount required due to positive investment performance.  This additional premium payment must be for at least the required minimum amount.
CONTRACT LOANS
If your Contract is a section 403(b) TSA Qualified Contract, you may have the option of taking a Contract loan at any time after the first Contract Year if permitted by your employer’s section 403(b) plan.  Pursuant to new tax regulations, we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that loans you request from a section 403(b) contract comply with applicable tax requirements before we process your request.  You may obtain a loan by submitting Written Notice.  The only security we require is an assignment of the Contract to us.  We allow only one loan per Contract Year.
We will show the current loan amount and any withdrawals for unpaid interest on your annual report.
Amount of Loan Available.  You may borrow up to the least of:
•
$50,000, reduced by the excess (if any) of the highest outstanding loan balance during the one-year period ending on the day before the loan is made over the outstanding loan balance on the day loan is made;

•	the greater of 50% of the Cash Surrender Value of the Contract or $10,000; or
•	the Cash Surrender Value less any outstanding loans, determined as of the date of the loan.
At any time you make a new loan, the sum of all prior loans, loan interest outstanding, and the current loan applied for, may not exceed the applicable limit described above.  Each loan must be at least $2,500.
Loan Account.  When you take a loan, we will withdraw an amount equal to the loan from the Fixed Account and Variable Account and transfer this amount to the loan account.  The loan account is part of the Fixed Account.  If you do not specify allocation instructions in your loan application, we will withdraw the loan pro rata from all Subaccounts having values and from the Fixed Account.  Amounts transferred to the loan account do not participate in the investment experience of the Fixed Account and the Subaccounts from which they were withdrawn.
Interest Credited on Loaned Amount.  We will pay interest on amounts in the loan account at the minimum guaranteed effective annual interest rate of 3% per year.  We may apply different interest rates to the loan account than the Fixed Account. Any interest we credit on loaned amounts will remain in the Fixed Account.
Loan Interest Charged.  On each Contract Anniversary, we will charge accrued interest on a Contract loan at the maximum rate of 8% per year.  We may establish a lower rate for any period during which the Contract loan is outstanding. Interest is payable at the end of each Contract Year and on the date the loan is repaid.
If we do not receive the loan interest payment by the Contract Anniversary, we will transfer the accrued loan interest from the Fixed Account and Subaccounts to the loan account on a pro rata basis.
Repayment of Loan.  You must specifically identify any loan repayment as such in order to ensure that it will be applied correctly.  Each loan repayment will result in a transfer of an amount equal to the loan repayment from the loan account to the Fixed Account and/or Subaccounts.  We will use your current premium allocation schedule to allocate the loan repayment, unless you provide specific instructions to allocate the loan repayment differently.  Each loan repayment must be at least $25.
You must repay principal and interest in substantially equal monthly payments over a five-year period.  You are allowed a 31-day grace period from the installment due date.  If a monthly installment is not received within the 31-day grace period, under federal tax law you will be treated as having a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract.  This deemed distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).
Loan Balance. Loan balance means all unpaid Contract loans and loan interest.  We will deduct any outstanding loan balance from the Contract Proceeds.  We will terminate your Contract if your total loan balance exceeds the Cash Surrender Value of the Contract.  We will mail notice to you at least 31 days before such termination.
Allowing a Contract to terminate under these circumstances could have adverse tax consequences and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).
ERISA Plans. If your section 403(b) TSA Qualified Contract is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), you should consult a qualified legal adviser about compliance with ERISA requirements prior to requesting a Contract loan.  Any loan under this Contract may also be subject to the rules of the plan it is part of.  You are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor regulations governing plan loans.
DEATH BENEFIT BEFORE MATURITY DATE
A death benefit will be paid at the death of either the Annuitant or an Owner of the Contract.  We will determine the amount of and pay the death benefit Proceeds on an individual Contract upon receipt at our Home Office of satisfactory proof of the Owner's or the Annuitant's death before the Maturity Date, plus written direction (from each eligible recipient of death benefit Proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need.  Once a death benefit has been paid, the Contract is terminated.  If you are also the Annuitant, the death benefit Proceeds payable will be those payable on the death of the Annuitant.  However, if the Contract is issued with an Owner and an Annuitant who are not the same individual, the benefit will be paid at the first death.  If the Owner predeceases the Annuitant, the Cash Surrender Value of the Contract will be paid to the Beneficiary.  If the Annuitant predeceases the Owner, the Guaranteed Minimum Death Benefit, as described below, will be paid to the Beneficiary.
Calculation of the Guaranteed Minimum Death Benefit.  The Contract provides a Guaranteed Minimum Death Benefit.
We guarantee that the death benefit will be the greatest of:
•	premiums paid, proportionately adjusted for any surrenders less any loan balance;
•	the Contract Value less any loan balance on the date we receive due proof of Annuitant's death (including any documents we require to process and make payment); and
•
the highest Contract Value as of every fifth year Contract Anniversary during any point the Contract has been in effect on or before the Annuitant’s death.  Any loan balance will be deducted from such Contract Value and the Contract Value will also be proportionately adjusted for partial surrenders plus any additional premiums paid.

The Guaranteed Minimum Death Benefit at ages above 80 will equal the greater of the Contract Value on the date on which we receive due proof of death or the Guaranteed Minimum Death Benefit as of the Contract Anniversary on which the Annuitant attains age 80 (or premiums paid if the Contract was issued at an age above 80) proportionately adjusted for partial surrenders less any loan balance plus any additional premiums paid.
Death of Annuitant.  If the Annuitant dies before the Maturity Date, we will pay the death benefit Proceeds under the Contract to the Beneficiary.
We will pay the Proceeds to the Beneficiary in a lump sum unless you or the Beneficiary elects a payment option.  If the Annuitant is an Owner, we are required to distribute the Proceeds in accordance with the rules described below in "Death of Owner" for the death of an Owner before the Maturity Date.
No death benefit is payable if the Annuitant dies on or after the Maturity Date.
Death of Owner.  If an Owner dies before the Maturity Date while the Annuitant is alive, federal tax law requires (for a Non-Qualified Contract) that we distribute the Cash Surrender Value (or if an Owner is the Annuitant, the Proceeds payable upon the Annuitant's death) to the Beneficiary within five years after the date of the Owner's death.  If an Owner dies on or after the Maturity Date, we must distribute any remaining payments at least as rapidly as under the payment option in effect on the date of such Owner's death.
These distribution requirements will be considered satisfied as to any portion payable to the benefit of the Beneficiary if:

•	the Proceeds are distributed over the life of that Beneficiary (or a period not exceeding the Beneficiary’s life expectancy);
•	the distributions begin within one year of the Owner’s death; and
•	the Beneficiary is a natural person, not a legal entity such as a corporation or trust.
If the deceased Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.  In this situation, if the Beneficiary wants to leave the Contract in force and the death benefit due to the Beneficiary is greater than the Contract Value; we will increase the Contract Value to equal the death benefit.  We will base this increase of the Contract Value on the date we are notified of the death of the Owner.  If the Contract has joint Owners, the surviving joint Owner will be the Beneficiary, unless otherwise specified in the application.  Joint Owners must be husband and wife as of the Contract Date.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriage must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partners and civil unions not recognized as legal marriages under state law, however, will not be treated as marriages under federal law.  Consult a tax advisor for more information on this subject.
Naming different persons as Owner and Annuitant can affect whether the death benefit is payable, the amount of the benefit, and who will receive it.  Use care when naming Owners, Annuitants and Beneficiaries, and consult your registered representative if you have questions.
If an Owner is not an individual, the Annuitant, as determined in accordance with section 72(s) of the Internal Revenue Code, will be treated as an Owner for purposes of these distribution requirements.  Any change in or death of the Annuitant will be treated as the death of an Owner.  Other rules may apply to a Qualified Contract.
PROCEEDS ON MATURITY DATE
The Maturity Date is the latest date when Proceeds under the Contract are payable.  We will apply the Contract Value (less any loan balance and any applicable premium taxes) if you elect to receive the Proceeds under a Life Payment Option, as a Non-Life Payment Option or as a Lump sum payment.  You select the Maturity Date, subject to the following restrictions. The latest Maturity Date is the later of:
•	the Contract Anniversary following the Annuitant's 85th birthday; or
•	the tenth Contract Anniversary.
The earliest Maturity Date will be equal to the 10th Contract Anniversary.
For Qualified Contracts, distributions may be required to begin at age 70½.  Certain states limit the maximum Maturity Date.
You may change the Maturity Date subject to these limitations:
•	we must receive your Written Notice at least 30 days before the current Maturity Date;
•	you must request a Maturity Date that is at least 30 days after receipt of the Written Notice;
•	the requested Maturity Date must not be later than any earlier Maturity Date required by law; and
•	you submit your Contract if we require it.
On the Maturity Date, we will pay the maturity proceeds under the Life Income Option with a minimum guaranteed payment period of 120 months, unless you have chosen to receive the Proceeds under another payment option or in a lump sum.  (See "PAYMENT OPTIONS")
PAYMENTS
We will usually pay any partial surrender, full surrender, or death benefit within seven days of receipt of a Written Notice.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.  We must also receive due proof of death to pay a death benefit.  We may postpone payments if:
•	the New York Stock Exchange is closed, other than customary weekend and holiday closings or trading on the exchange is restricted as determined by the SEC; or

•	the SEC permits by an order the postponement for the protection of Owners; or
•
the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practical.

In addition, if, pursuant to SEC rules, the Federated Government Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Government Money Fund II Subaccount until the Fund is liquidated.
If you have made a recent premium or loan payment by check or draft, we may defer payment until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial and full cash surrenders, loans or death benefit Proceeds from the Fixed Account for up to six months.
If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefit Proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.
Legacy Account.  As described below, Kansas City Life will pay death benefit Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on death benefit Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.
Kansas City Life will pay death benefit Proceeds through the Legacy Account when:
•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.
Any other use of the Legacy Account requires approval of the Company.
UNCLAIMED PROPERTY LAWS
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the death benefit is due and payable.  For example, if we are obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This "escheatment" is revocable, however, and the state is obligated to pay the death benefit or the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.
MODIFICATIONS
We may modify the Contract, subject to providing notice to you.  We may only make modification if it is necessary to:
•	make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject;
•
assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts (except that your consent may be required by some states);

•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.

We also have the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Variable Account.
In the event of any such modification, we will issue an endorsement to the Contract (if required), which will reflect the changes.
REPORTS TO CONTRACT OWNER
We will mail you a report containing key information about the Contract at least annually.  The report will include the Contract Value and Cash Surrender Value of your Contract and any further information required by any applicable law or regulation.  We will show the information in the report as of a date no more than two months prior to the date of mailing.  We will send you a report at any other time during the year that you request for a reasonable charge.
TELEPHONE, FACSIMILE, ELECTRONIC MAIL, AND INTERNET AUTHORIZATIONS
You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:
•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.
In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.  We may suspend these privileges at any time if we decide that such suspension is in the best interests of Owners.
We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.
Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.
Requests can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.
We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or e-mail are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.
The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and e-mail communications include verification of Contract number, social security number and date of birth.
Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.

OPTIONAL RIDER
FIVE PLUSSM GUARANTEED MINIMUM WITHDRAWAL BENEFIT
IMPORTANT TERMS
Covered Person means:  the person whose life we use to determine the duration of the Lifetime Income Amount payments.  You should carefully consider who will be the Covered Person under the Five PlusSM Guaranteed Minimum Withdrawal Benefit (the "GMWB") rider.  Under Qualified Contracts, the Covered Person must be the Owner.  Under Non-Qualified Contracts, the Covered Person must be the Owner, Annuitant, or Beneficiary.  Certain benefits under this rider depend on the age of the Covered Person and the relationship of the Owner to the Beneficiary.  (See "LIFETIME INCOME AMOUNT" and "DEATH BENEFITS")
Designated Subaccounts means:  the Designated Subaccounts to which you can allocate premiums and Contract Value under this rider.  The Designated Subaccounts available depend on the Rider Effective Date.
Excess Withdrawal means:  a withdrawal, and any subsequent withdrawals in that Contract Year, that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount; or a withdrawal, and any subsequent withdrawals in that Contract Year, that causes total withdrawals during a Contract Year after the Lifetime Income Date to exceed the Lifetime Income Amount.
Guaranteed Withdrawal Balance means:  the total amount available for future periodic guaranteed withdrawals.
Guaranteed Withdrawal Amount means:  the amount we guarantee to be available each Contract Year for withdrawal until the Guaranteed Withdrawal Balance reduces to zero.
Investment Strategy means:  the currently available Designated Subaccounts to which you must allocate premiums and Contract Value for this rider to remain in effect.
Rider Effective Date means:  the Contract Anniversary date that the Five PlusSM Guaranteed Minimum Withdrawal Benefit (the "GMWB") is effective from.
Lifetime Income Amount means:  the amount we guarantee to be available each Contract Year for withdrawal during the life of the Covered Person while this rider is in effect.  The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change in a Non-Qualified Contract that removes the Covered Person from the Contract as an Owner, Beneficiary, or Annuitant or upon a change in a Qualified Contract that removes the Covered Person from the Contract as an Owner.
Lifetime Income Date means:  the Contract Anniversary on or after the Covered Person reaches age 65, or the Rider Effective Date if the Covered Person is already age 65 or older at the time the rider is elected.
Withdrawal means:  the amounts partially surrendered as described in the Contract.
Settlement Phase occurs:  when total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount; and when the Contract Value reduces to zero; and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero.
Note: Illustrations of how the Guaranteed Minimum Withdrawal Benefit rider works are provided in Appendix B to this Prospectus.
DESCRIPTION OF THE GMWB RIDER
If you are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money you can withdraw from the Contract, we offer for an additional charge an optional GMWB rider.  The GMWB provides alternative guarantees - which guarantee you receive depends on the amount of the withdrawals you take and the age of the Covered Person.  First, the GMWB guarantees the return of all of the amounts you have invested in the Contract, as long as you limit your withdrawals each Contract Year to the Guaranteed Withdrawal Amount (this guarantee is available both before and after the Lifetime Income Date).  Second, on and after the Lifetime Income Date, as long as you limit your annual withdrawals to the Lifetime Income Amount, the GMWB guarantees you annual payments of that amount for the rest of the Covered Person’s life, no matter how long the Covered Person lives, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.  However, the maximum amount you may be able to withdraw as a Lifetime Income Amount may be less than if you continued to take withdrawals as a Guaranteed Withdrawal Amount.

Example:
Assume that you purchase a Contract with the GMWB when you are 55.  Your initial premium payment is $100,000.  You make annual withdrawals in each of the next ten years equal to the Guaranteed Withdrawal Amount, or $5,000 (5% of the initial premium payment of $100,000).  Assuming 0% net investment experience and no annual bonus amounts credited during each of the ten years, after the 10th Contract Year your Contract Value will be $50,000 and your Guaranteed Withdrawal Balance will be $50,000.  You are the Covered Person under the Contract and are now 65 years old.  You have reached the Lifetime Income Date.  If, in each Contract Year thereafter, you limited your annual withdrawals to the Lifetime Income Amount of $2,500 (5% of $50,000 on the Lifetime Income Date), you would be eligible to receive the Lifetime Income Amount of $2,500 annually for the rest of your life.  However, if you continued to withdraw $5,000 annually, you would be guaranteed to receive back your entire $100,000 initial premium payment because your annual withdrawals did not exceed the Guaranteed Withdrawal Amount.  You would then not be guaranteed to receive the Lifetime Income Amount annually for the rest of your life, because your annual withdrawals exceeded the Lifetime Income Amount of $2,500.
The GMWB does not guarantee Contract Value or the performance of any investment option.
IMPORTANT CONSIDERATIONS
•	If your annual withdrawals are greater than the Guaranteed Withdrawal Amount or the Lifetime Income Amount (after the Lifetime Income Date), the value of the GMWB rider may be significantly reduced.
•	You must allocate all premiums and Contract Value to the Investment Strategy (described below) on and after the Rider Effective Date.
•
To maximize your potential to receive payments under the GMWB rider, you must limit your withdrawals to withdrawals that are not Excess Withdrawals each Contract Year and allocate your Contract Value according to the Investment Strategy options described below.  These restrictions are intended to minimize the risk that your Contract Value will be reduced to zero before death, thereby requiring us to make settlement payments.

•	Accordingly, a significant risk against which the rider protects, i.e., that your Contract Value will reduce to zero (other than due to an Excess Withdrawal) while you are alive, may be minimal.
•
Moreover, because these restrictions lessen the risk that your Contract Value will be reduced to zero while you are still alive, they also significantly reduce the risk that we will make any settlement payments.

•
In fact, if your Contract’s investment performance over time is sufficient to generate gains that can sustain periodic withdrawals equal to or greater than the Guaranteed Withdrawal Balance, then your Contract Value will never be reduced to zero and we will never make settlement payments.

•	For certain Designated Subaccounts, risk and volatility mitigation is part of the Portfolio’s investment strategy. That investment strategy could reduce your investment return.
•	The GMWB rider will end on the Maturity Date unless we are making payments under the Settlement Phase of the GMWB rider.
•
We do not automatically increase your Guaranteed Withdrawal Balance when your Contract appreciates in value.  We will only increase your Guaranteed Withdrawal Balance if you pay an additional premium or if there is a step-up or bonus.

•
Please remember that all withdrawals, including those made under the GMWB rider, reduce your Contract Value and death benefit, may result in receipt of taxable income to the Owner under federal and state law, and if made before the Owner attains age 59½, may be subject to a 10% penalty tax.

•	Withdrawals under the GMWB rider are not annuity payments. Annuity payments generally receive more favorable tax treatment than withdrawals. (See "FEDERAL TAX ISSUES")
•	You will begin paying the GMWB rider charge as of the Rider Effective Date, even if you do not begin taking withdrawals for many years.
•
If the Covered Person dies or is no longer an Owner, Beneficiary, or Annuitant of the Non-Qualified Contract or is no longer an Owner of the Qualified Contract, the Lifetime Income Amount reduces to zero.

•	To receive the full benefit of withdrawals for your lifetime, your Contract Value must be reduced to zero and the Annuitant must be living at that time.
•	You may not make additional premium payments during the GMWB rider’s Settlement Phase.
•
If you choose to not take withdrawals equal to or less than the Guaranteed Withdrawal Amount during each Contract Year, the remaining Guaranteed Withdrawal Amount may not be carried forward to any other Contract Year.

•	The GMWB rider may not be available in all states, and we may otherwise limit its availability.
•
If the Covered Person is the Owner and the Owner dies before the Settlement Phase, the Lifetime Income Amount will reduce to zero.  The benefits provided by this rider will only continue if the Beneficiary is the surviving spouse of the Owner, the death benefit or the Guaranteed Withdrawal Balance is greater than zero at the time the death benefit is determined, and the Beneficiary does not take the death benefit under the terms of the Contract.

•	Inflation may impact the value of the GMWB rider.
•
The addition of the GMWB rider to your Contract will not automatically cancel any Systematic Partial Surrender Plan you have established.  Since withdrawals more than your Guaranteed Withdrawal Amount may significantly reduce or eliminate your ability to make withdrawals on and after the Lifetime Income Date, you should consider adjusting your existing Systematic Partial Surrender Plan.

•
Withdrawals for more than your Guaranteed Withdrawal Amount may eliminate your ability to make withdrawals on or after the Lifetime Income Date and, if certain conditions are met, may increase the likelihood that your Contract could be terminated.

•	Any amount we pay in excess of your Contract Value is subject to our financial strength and claims-paying ability.
You should not purchase the GMWB if:
•
you expect to take annual withdrawals in excess of the Guaranteed Withdrawal Amount or the Lifetime Income Amount (after the Lifetime Income Date) because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit;

•	you are primarily interested in maximizing the Contract’s potential for long-term accumulation rather than building a Guaranteed Withdrawal Balance that will provide guaranteed withdrawals;
•	your Contract is a Qualified Contract that has withdrawal restrictions that prevent you from taking withdrawals; or
•	you do not expect to take withdrawals.
In considering whether to purchase the GMWB rider, you must consider your desire for protection and the cost of the rider versus the possibility that had you not purchased the GMWB rider, your Contract Value may have been higher.  The rider may not be appropriate for you if you plan to take Excess Withdrawals.  You should consult your financial professional to discuss whether the GMWB rider suits your needs.
WHEN TO TAKE WITHDRAWALS
You should carefully consider when to begin taking withdrawals if you have elected the GMWB rider.  If you begin taking withdrawals too soon, you may limit the value of the GMWB rider.  For example, you may not be able to increase your Guaranteed Withdrawal Balance and you may lose the potential for increases though step-ups and bonuses.  If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.
PURCHASING THE GMWB RIDER
You may elect the GMWB rider at the time you purchase a Contract or the rider may be added to an existing Contract provided:
•	the rider is available for sale in the state where the Contract is sold;
•	you limit your investment of premiums and Contract Value to the Investment Strategy options we make available with the rider;
•	the Covered Person has attained age 20 and has not yet attained age 81; and
•	the Contract does not have a loan balance.
We reserve the right to refuse to issue the GMWB rider at our sole discretion.
GUARANTEED WITHDRAWAL BALANCE
The Guaranteed Withdrawal Balance is used to calculate the Guaranteed Withdrawal Amount and Lifetime Income Amount.  Your Guaranteed Withdrawal Balance is not permitted to exceed $5 million.  The initial Guaranteed Withdrawal Balance is equal to your initial premium, or if the GMWB rider is added after the Contract Date, the initial Guaranteed Withdrawal Balance is the Contract Value on the Rider Effective Date.  Each time an additional premium is paid, the Guaranteed Withdrawal Balance increases by the amount of the additional premium.  The Guaranteed Withdrawal Balance may also increase as a result of a bonus or step-up and it will decrease as a result of a withdrawal.  (See "BONUS," "STEP-UPS," and "Effect of Withdrawals on the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount")  The Guaranteed Withdrawal Balance is not a cash value or surrender value, is not available to the Owner, Annuitant or Beneficiary, is not a minimum return for any Subaccount, is not a guarantee of Contract Value, and may not be withdrawn as a lump sum.

GUARANTEED WITHDRAWAL AMOUNT
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for withdrawal until the Guaranteed Withdrawal Balance reduces to zero while the GMWB rider is in effect.  The maximum Guaranteed Withdrawal Amount at any time is $250,000.  The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance.
LIFETIME INCOME AMOUNT
The Lifetime Income Amount is the amount we guarantee to be available each Contract Year, on and after the Lifetime Income Date, for withdrawal during the life of the Covered Person while the GMWB rider is in effect.  We determine the initial Lifetime Income Amount on the Lifetime Income Date. The initial Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance at the time we make our determination.  The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change on a Non-Qualified Contract that removes the Covered Person from the Contract as an Owner, Beneficiary, or Annuitant or upon a change on a Qualified Contract that removes the Covered Person from the Contract as an Owner.
Effect of Withdrawals on the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount.  If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals.  If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount (referred to as "Excess Withdrawals"), we will automatically reset the Guaranteed Withdrawal Balance to equal the lesser of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal.
Each time we reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount.
The Guaranteed Withdrawal Amount will equal the lesser of:
•	the Guaranteed Withdrawal Amount immediately prior to the Excess Withdrawal; or
•	5% multiplied by the greater of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately after the Excess Withdrawal.
We do not recalculate your Guaranteed Withdrawal Amount when you make a withdrawal that is less than or equal to the Guaranteed Withdrawal Amount and total withdrawals during that Contract Year remain below or equal to the Guaranteed Withdrawal Amount.
Effect of Withdrawals on the Lifetime Income Amount.  On or after the Lifetime Income Date, we will recalculate the Lifetime Income Amount if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount (also referred to as "Excess Withdrawals").  The Lifetime Income Amount will be automatically reset to equal the lesser of:
•	the Lifetime Income Amount immediately prior to the Excess Withdrawal; or
•	5% multiplied by the greater of:
•	the Contract Value immediately after the Excess Withdrawal; or
•	the Guaranteed Withdrawal Balance immediately after the Excess Withdrawal.
We do not recalculate your Lifetime Income Amount when you make a withdrawal that is less than or equal to the Lifetime Income Amount and total withdrawals during that Contract Year remain below or equal to the Lifetime Income Amount.  In certain circumstances, however, we will not reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year.  These involve withdrawals taken as Required Minimum Distributions.  (See "REQUIRED MINIMUM DISTRIBUTIONS")
Please note if you take any withdrawals before the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount.  Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount (as long as the Guaranteed Withdrawal Balance has not reduced to zero) your Lifetime Income Amount may be reduced if the amount you withdraw exceeds the Lifetime Income Amount.  You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.
Remember:
•	Excess Withdrawals could reduce your Guaranteed Withdrawal Balance by substantially more than the actual amount of the withdrawal.
•	Excess Withdrawals may significantly reduce or eliminate future Guaranteed Withdrawal Amounts and Lifetime Income Amounts.
BONUS
We will increase the Guaranteed Withdrawal Balance at the end of each Contract Year during the GMWB rider’s bonus period if you take no withdrawals during that Contract Year.  The bonus period is the first 10 Contract Years after the Rider Effective Date while the Covered Person is less than age 80.  Each time you qualify for a bonus:
If the Guaranteed Withdrawal Balance was not previously stepped-up or reset, we will increase the Guaranteed Withdrawal Balance by:
•	an amount equal to 5% of total premiums paid (subject to the applicable limits on additional premiums) to the Contract if the rider is issued on the Contract Date; or
•
an amount equal to 5% of the initial Guaranteed Withdrawal Balance, increased by any premiums paid (subject to the applicable limits on additional premiums) since the Rider Effective Date, if this rider is added after the Contract Date.

If the Guaranteed Withdrawal Balance was previously stepped-up or reset, we will increase the Guaranteed Withdrawal Balance by an amount equal to 5% of the sum of the Guaranteed Withdrawal Balance immediately after the latest step-up or reset, and any premiums received since such latest step-up or reset.
Each time we apply a bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount as follows:
•	The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount immediately prior to the bonus or 5% of the Guaranteed Withdrawal Balance immediately after the bonus; and
•	The Lifetime Income Amount will equal the greater of the Lifetime Income Amount immediately prior to the bonus or 5% of the Guaranteed Withdrawal Balance immediately after the bonus.
Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and consequently, will increase the rider charges (because such charges are based on a greater Guaranteed Withdrawal Balance).  Further, bonuses may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Bonuses do not increase the Contract Value of the Contract.
STEP-UPS
If the Contract Value on any step-up date is greater than the Guaranteed Withdrawal Balance on that date, we will automatically increase ("step-up") the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Upon a step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the current monthly rider charge percentage.  (See "GMWB RIDER CHARGE")
The Guaranteed Withdrawal Amount will equal the greater of:
•	the Guaranteed Withdrawal Amount immediately prior to the step-up; or
•	5% multiplied by the Guaranteed Withdrawal Balance immediately after the step-up.
The Lifetime Income Amount will equal the greater of:
•	the Lifetime Income Amount immediately prior to the step-up; or
•	5% multiplied by the Guaranteed Withdrawal Balance immediately after the step-up.
We reserve the right to increase the current monthly rider charge percentage up to 0.10%.  If we decide to increase the current monthly rider charge percentage at the time of a step-up, you will receive advance notice and be given the opportunity to decline the automatic step-up.  (See "GMWB RIDER CHARGE")

The step-up dates occur only while the GMWB rider is in effect.  For Contracts with a GMWB Rider with a Rider Effective Date before May 29, 2012, the step-up dates occur on each of the 3rd, 6th, and 9th Contract Anniversaries after the Rider Effective Date.  After the 9th Contract Anniversary, the step-up dates occur on each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the 30th Contract Anniversary after the Rider Effective Date.  For Contracts with a GMWB Rider with a Rider Effective Date of May 29, 2012 or after, the step-up dates occur on each Contract Anniversary after the Rider Effective Date up to and including the 30th Contract Anniversary after the Rider Effective Date.  If you decline an automatic step-up, you will have the option to elect to step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent step-up dates.  If you decide to step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic step-ups.
Please note that the automatic step-up may be of limited benefit if you intend to make premium payments that would cause your Contract Value to approach $5 million, since the Guaranteed Withdrawal Balance is not permitted to exceed $5 million.
Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.
ADDITIONAL PREMIUMS
We will increase the total Guaranteed Withdrawal Balance by the amount of each additional premium we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount:
In the case of the Guaranteed Withdrawal Amount, to equal the greater of the:
•	Guaranteed Withdrawal Amount immediately prior to the premium; or
•	the lesser of:
•	5% of the Guaranteed Withdrawal Balance immediately after the premium; or
•	the Guaranteed Withdrawal Amount immediately prior to the premium plus an amount equal to 5% of the premium.
In the case of the Lifetime Income Amount, to equal the greater of the:
•	Lifetime Income Amount immediately prior to the premium; or
•	the lesser of:
•	5% of the Guaranteed Withdrawal Balance immediately after the premium; or
•	the Lifetime Income Amount immediately prior to the premium plus an amount equal to 5% of the premium.
We do not permit additional premiums during a GMWB rider’s "Settlement Phase," as described below.
Premium limits on Non-Qualified Contracts.   If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to pay premiums.  On or after the first Contract Anniversary following the Rider Effective Date, we will not accept any additional premium without our prior approval that either:
•	exceeds $100,000; or
•	causes the total of all additional premiums paid since the first Contract Anniversary following the Rider Effective Date to exceed $100,000.
For Non-Qualified Contracts, we reserve the right to refuse to accept additional premiums at any time after the first Contract Anniversary following the Rider Effective Date.
Premium limits on Qualified Contracts.  If we issue your Contract in connection with a tax-qualified retirement plan, including an IRA, we also impose additional limits on your ability to make premium payments:
•
after the first Contract Anniversary after the Covered Person reaches age 65, we will not accept additional premium payments, without our prior approval, that exceed $100,000 or cause the total premiums paid after the first Contract Anniversary following the Rider Effective Date to exceed $100,000; and

•	we will not accept any premium after the Covered Person becomes age 81.

For Qualified Contracts, we reserve the right to refuse to accept additional premiums at any time after the first Contract Anniversary after the Covered Person reaches age 65.
You should consult with a qualified tax adviser prior to electing the GMWB rider for further information on tax rules affecting Qualified Contracts, including IRAs.
Please note that the premium limitations discussed in this section are in addition to the premium limitations discussed under "Purchasing a Contract" earlier in the Prospectus.
INVESTMENT STRATEGY
The Investment Strategy includes the Designated Subaccounts.  If you elect the GMWB rider, you must allocate your Contract Value to one or more of the Designated Subaccounts available to you.  As discussed below, the Designated Subaccounts that are available to you will vary based on your GMWB rider effective date.  (See "AVAILABLE DESIGNATED SUBACCOUNTS")  You must choose one of these available Designated Subaccounts and your initial premium payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the Designated Subaccounts you select.  Subsequent premium payments will also be allocated accordingly.  Contract Value will be rebalanced quarterly to maintain the current allocations.  We selected the Designated Subaccounts to minimize the risk that your Contract Value will be reduced to zero because of guaranteed withdrawals before the Annuitant’s death, thereby requiring Kansas City Life to make settlement payments to you during the Settlement Phase.
This rider will remain in effect only if your premium payments and Contract Value are allocated at all times to one or more of the currently available Designated Subaccounts in accordance with the requirements of this rider.  Solely for the purposes of the Dollar Cost Averaging Plan, under our current administrative procedures, we deem the Federated Government Money Fund II Subaccount to be a Designated Subaccount.  (See "AVAILABLE DESIGNATED SUBACCOUNTS")
Unless you request otherwise, withdrawals will be taken in proportion to the Contract Value in the Subaccounts; you may specify the Subaccounts from which a withdrawal is to be made.
You should consult with your financial professional to assist you in determining which Designated Subaccount available with the GMWB rider is best suited for your financial needs and risk tolerance.
AVAILABLE DESIGNATED SUBACCOUNTS
You must allocate your entire Contract Value to one or more of the Designated Subaccounts that are available to you.  Solely for the purposes of the Dollar Cost Averaging Plan, under our current administrative procedures, we deem the Federated Government Money Fund II Subaccount to be a Designated Subaccount.  On a quarterly basis, we will rebalance your entire Contract Value to the Subaccounts in accordance with the percentages specified in the Designated Subaccounts you elected.
Under our Dollar Cost Averaging Plan, you may elect to allocate your premiums and Contract Value over time to one or more of the Designated Subaccounts that you have selected.  If you elect the Dollar Cost Averaging Plan and you have elected the GMWB rider, transfers will occur on a monthly basis for a period you choose, ranging from 3 to 12 months.
We offer Designated Subaccounts with different risk profiles.  You need to determine which Designated Subaccounts are best for you.  You should consult with your financial adviser on this decision.  Your financial adviser can help you determine which Designated Subaccounts are best suited to your financial needs, investment time horizon, and willingness to accept investment risk.  You should periodically review these factors with your financial adviser to determine if you should change Designated Subaccounts to keep up with changes in your personal circumstances.  Your financial adviser can assist you in completing the proper forms to make a change to the Designated Subaccounts you have elected.  You should not regard the Designated Subaccounts as investment advice.  Kansas City Life bears no responsibility for your decision to select or change Designated Subaccounts.
For Contracts with a GMWB Rider with a Rider Effective Date before May 29, 2012
You may allocate your premiums and Contract Value among any of the Designated Subaccounts.  Allocation percentages must be whole percentages only and the total of allocation percentages in the Designated Subaccounts must equal 100%.
The available Designated Subaccounts are:
•	American Funds Insurance Series® Managed Risk Asset Allocation Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Growth Fund – Class P2 Shares

•	American Funds Insurance Series® Managed Risk Growth-Income Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk International Fund – Class P2 Shares
•	Fidelity® VIP Freedom 2010 PortfolioSM – Service Class 2
•	Fidelity® VIP Freedom 2015 PortfolioSM – Service Class 2
•	Fidelity® VIP Freedom 2020 PortfolioSM – Service Class 2
•	Fidelity® VIP Freedom Income PortfolioSM – Service Class 2
•	TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares
For Contracts with a GMWB Rider with a Rider Effective Date of May 29, 2012 or after
You may allocate your premiums and Contract Value among any of the Designated Subaccounts.  Allocation percentages must be whole percentages only and the total of allocation percentages in the Designated Subaccounts must equal 100%.
The available Designated Subaccounts are:
•	American Funds Insurance Series® Managed Risk Asset Allocation Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Growth Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk Growth-Income Fund – Class P2 Shares
•	American Funds Insurance Series® Managed Risk International Fund – Class P2 Shares
•	TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares
•	TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares
We periodically evaluate the Designated Subaccounts, and may add, remove, or substitute the Designated Subaccounts that are available to you.
We will notify you at least 30 days in advance of any substitution, removal, or change to a Designated Subaccount that you have selected.  You should carefully review these notices.  If a Designated Subaccount to which you have allocated some or all of your Contract Value is no longer available under the GMWB rider, you must transfer that Contract Value to a Designated Subaccount that is currently available in order to keep the rider in effect.  If you do not wish to make such transfer, you may terminate the GMWB rider.
For more information regarding each Fund that we permit you to invest in through a Designated Subaccount, including information relating to that Fund’s investment objectives, policies and restrictions, and the risks of investing in that Fund, please see the "Kansas City Life, the Variable Account and the Funds" section of this Prospectus as well as the Fund’s prospectus.  You can obtain a Prospectus containing more complete information on each of the Funds by contacting Variable Administration at 1-800-616-3670.  You should read the Fund’s prospectus carefully before investing.
You may transfer your Contract Value among the Designated Subaccounts that are available to you, at any time, by Written Request.  Any change will be effective on the date we receive your Written Request.  You may not make transfers between the Designated Subaccounts and the Fixed Account.  We will waive the restrictions defined in "Transfer Privilege" if the applicable transfer is required under the terms of the GMWB rider.
A Designated Subaccount may not perform as intended.  Investment performance of your Contract Value could be better or worse than expected.  One purpose of requiring you to invest in a Designated Subaccount is to limit Kansas City Life’s exposure under the GMWB rider.  This is done by ensuring that your Contract Value is diversified and not concentrated in the riskiest Subaccounts.  You should not purchase the GMWB rider if you wish to allocate your Contract Value in a non-diversified or highly aggressive manner.
The timing of your investment and the frequency of automatic rebalancing may affect performance.  Your Contract Value will fluctuate, and when redeemed, may be worth more or less than the original cost.
If you elect to purchase the GMWB rider you may invest your Contract Value only in the Designated Subaccounts we make available with this benefit.

REQUIRED MINIMUM DISTRIBUTIONS
For purposes of the GMWB rider, withdrawals considered Required Minimum Distributions are distributions within a calendar year that are intended to be paid to you as required by section 401(a)(9), section 403(b)(10), section 408(b)(3), or section 408A(c) of the Internal Revenue Code.
Under our Required Minimum Distributions program, each withdrawal will be in an amount that we determine to be your Required Minimum Distribution under your Contract, considering only that Contract.  Our calculation will be based on information that you provide and our understanding of the Code.  We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.
You should discuss these matters with your tax adviser prior to electing the GMWB rider.
Each withdrawal under our Required Minimum Distributions program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount if a withdrawal under our Required Minimum Distributions program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable.
We will not make any further withdrawals under our Required Minimum Distributions program if both the Contract Value and the Guaranteed Withdrawal Balance reduce to zero. We will make distributions as part of the GMWB rider’s Settlement Phase, however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.
Required Minimum Distributions provide minimum lifetime distributions as described or as required under certain sections of the Code.  Withdrawals under our Required Minimum Distributions program will not be treated as Excess Withdrawals and will not reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount.
SETTLEMENT PHASE
We automatically make settlement payments during the GMWB rider’s Settlement Phase. The Settlement Phase begins if total withdrawals during the Contract Year:
•	are equal to or less than the Guaranteed Withdrawal Amount; and
•	the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero.
During this phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional riders, terminate. We will not accept additional premiums and we will not deduct any charge for the GMWB rider during the Settlement Phase.
At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies:
•
You may choose an amount that is equal to, or no greater than, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount.  Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.  (See "EFFECT OF WITHDRAWALS ON THE LIFETIME INCOME AMOUNT")

•
You may choose to continue to receive distribution payments under the Required Minimum Distribution program if the program is in effect and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero.  (See "REQUIRED MINIMUM DISTRIBUTIONS")  After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount.

•
We will make annual settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase.

•
After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount.  (See "EFFECT OF WITHDRAWALS ON THE LIFETIME INCOME AMOUNT")  We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Required Minimum Distribution program.

Any withdrawal you make under the GMWB rider before the Settlement Phase is a withdrawal from your Contract Value. We are only required to start using our own money to make payments when the GMWB rider Settlement Phase begins.
Withdrawals under the GMWB rider are not annuity payouts.  Annuity payouts generally receive a more favorable tax treatment than other withdrawals.
DEATH BENEFITS
Death benefits before the Settlement Phase
If you die while the GMWB rider is in effect but before the Settlement Phase, the GMWB rider generally will terminate.  This means Kansas City Life will make no more payments under this rider.
However, if (i) you die while the GMWB rider is in effect but before the Settlement Phase, (ii) the sole Beneficiary is your surviving spouse, and (iii) your surviving spouse does not elect to take the death benefit under the terms of the Contract, the following will apply:
If:	Then the GMWB rider:
the Covered Person is no longer alive
• Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will automatically step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date it is determined, if the death benefit on that date is greater than the Guaranteed Withdrawal Balance.
• Enters the Settlement Phase if a withdrawal would reduce the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero.
• Continues to impose the GMWB rider charge.
• Continues to be eligible for any remaining bonuses and step-ups. We will permit the spouse to opt out of the initial death benefit step-up, if any, and any future step-ups if we would increase the rate of the GMWB rider charge at that time.

the Covered Person is alive (e.g. if the Beneficiary is the Covered Person)
• Continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of the death benefit, we will determine the initial Lifetime Income Amount on the first Contract Anniversary after the Covered Person has reached age 65.
• Continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater than zero.  We will automatically step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date it is determined, if the death benefit on that date is greater than the Guaranteed Withdrawal Balance.
• Enters the Settlement Phase if a withdrawal would reduce the Contract Value to zero, and either the Lifetime Income Amount or the Guaranteed Withdrawal Balance is still greater than zero.
• Continues to impose the GMWB rider charge.
• Continues to be eligible for any remaining bonuses and step-ups. We will permit the spouse to opt out of the initial death benefit step-up, if any, and any future step-ups if we would increase the rate of the GMWB rider charge at that time.

Note that under Qualified Contracts other than IRAs, spousal continuation will not satisfy Required Minimum Distributions. Consult a tax adviser.

Death benefit during the Settlement Phase
If the Covered Person dies during the Settlement Phase, no death benefit under the Contract will be payable.  The only death benefit we provide are the remaining settlement payments that may become due under the GMWB rider.  Those payments will be made at least as rapidly as they were being paid before the death of the Covered Person.
TERMINATION
Although the GMWB rider provides that you may not terminate the rider for five years from the Rider Effective Date, we are currently waiving this provision.  Therefore, you may currently terminate your GMWB rider at any time.
In addition, there are circumstances under which your GMWB rider will terminate automatically.  The GMWB rider will terminate upon the earliest of:
•	the date the Contract terminates for any reason; or
•	the date this rider is cancelled by you; or
•	the date a death benefit is payable upon the death of any Owner, unless the surviving spouse is the sole Beneficiary; or
•	the date a death benefit is payable upon the death of the Owner and the Beneficiary takes the death benefit under the terms of the Contract; or
•	the date a death benefit is payable upon the death of the Annuitant who is not the Owner; or
•	the date an annuity option under the Contract begins; or
•	the date the Contract Value, the Guaranteed Withdrawal Balance, and the Lifetime Income Amount all equal zero; or
•	the date you change the allocation of a subsequent premium payment or transfer Contract Value to an investment option other than to an Investment Strategy option.
Upon termination of the GMWB rider, your Guaranteed Withdrawal Balance will decline to zero, and we will not refund any GMWB rider charge that you previously paid. (See “GMWB RIDER CHARGE”) Before cancelling the GMWB rider or taking any other action that would cause the rider to terminate, such as allocating Contract Value to an investment option other than an Investment Strategy option, you should carefully consider your current and future need for the benefits provided by the rider.
GMWB RIDER CHARGE
We charge an additional monthly charge on the Monthly Anniversary Day for the GMWB rider.  The current GMWB rider charge is equal to 0.079% (0.95% annually) multiplied by the Guaranteed Withdrawal Balance.  However, if you elected the GMWB rider before January 1, 2009 and your GWB has not stepped-up since January 1, 2009, the current charge for your GMWB rider is 0.05% (0.60% annually) multiplied by the Guaranteed Minimum Withdrawal Balance.  We deduct the rider charge from each Subaccount in the same proportion that the value of each Subaccount is to the Contract Value.  We do not deduct the rider charge during the GMWB rider’s Settlement Phase.
We reserve the right to increase the current monthly rider charge percentage on the effective date of each step-up.  However, the current monthly rider charge percentage will never exceed 0.10% (1.20% annually).
The addition of the GMWB rider to a Contract may not always be in your interest since an additional charge is deducted monthly for this benefit and the Covered Person must attain age 65 and remain living for you to receive certain benefits.  Furthermore, the GMWB rider limits the investment options otherwise available under the Contract, contains age caps and limitations on an Owner’s rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the payment options described in this Prospectus.  You should carefully consider each of these factors before deciding if the GMWB rider is suitable for your needs, especially at older ages.
FEDERAL TAX ISSUES
The application of certain tax rules to the GMWB rider, particularly those rules relating to distributions from your Contract, are not entirely clear.  In this regard, we intend to treat any amounts received by you under the GMWB rider during the Settlement Phase as annuity payments for tax purposes.  However, we intend to treat the payments made to you prior to the Settlement Phase or to our establishing an annuity date, as withdrawals for tax purposes.  (See "FEDERAL TAX STATUS")  In view of this uncertainty, you should consult a tax adviser before purchasing a GMWB rider.
The value of the GMWB rider may need to be included in calculating Required Minimum Distributions under Qualified Contracts.  Consult a tax adviser.

THE FIXED ACCOUNT
You may allocate some or all of the premiums and transfer some of the Variable Account Value to the Fixed Account.  The percentage of funds allowed in the Fixed Account may not exceed 15% of the total Contract Value at any time.  If a transfer to the Fixed Account causes the value to exceed 15% of the total Contract Value, we have the option to transfer the excess amount to the Federated Government Money Fund II Subaccount.  This transfer will not be charged a Transfer Processing Fee and will not be counted against your total number of free transfers.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFERS FROM FIXED ACCOUNT")  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee the amount of premiums paid plus guaranteed interest and less applicable deductions.
Our general account supports our insurance and annuity obligations.  Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.
The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940.  The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.  Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses still apply.
GUARANTEED AND CURRENT INTEREST RATES
There are two interest rates that are applicable to the Fixed Account – the guaranteed interest rate and the current interest rate.  The actual rate credited to the Fixed Account Value is the greater of the guaranteed interest rate and the current interest rate.
Guaranteed interest rate for Contracts issued on or after May 31, 2011, if approved in your state.  The guaranteed interest rate is the minimum interest rate that we will credit to the Fixed Account Value.  We guarantee that this rate will be at least 1% but not more than 3% per year.
We determine the guaranteed interest rate on your Contract Date and on each Redetermination Date thereafter.  The guaranteed interest rate will be in effect from the Contract Date until the first Redetermination Date, and thereafter, from each Redetermination Date until the next Redetermination Date.
The redetermined guaranteed interest rate for the Fixed Account is based on the 5-year Constant Treasury Maturity monthly average rate for November of the previous calendar year published by the Federal Reserve (the "Treasury Rate"). The redetermined guaranteed interest rate for the Fixed Account will be calculated as the Treasury Rate rounded to the nearest five-hundredths of one percent (0.05%) reduced by 1.25%, and will be at least 1% and not more than 3% annually. We will notify you when your guaranteed interest rate is redetermined.
Guaranteed interest rate for Contracts issued before May 31, 2011 and for Contracts issued on and after May 31, 2011 where the guaranteed interest rate described above has not been approved by your state.  The guaranteed interest rate is the minimum interest rate that we will credit to the Fixed Account Value.  The guaranteed interest rate is 3% per year.
Current Interest Rate.  We may credit a current interest rate in excess of the guaranteed interest rate. Current interest rates are influenced by, but do not necessarily correspond to, prevailing market interest rates.  We will determine current interest rates at our discretion.  You assume the risk that the interest rate we credit may not exceed the guaranteed interest rate.  Since we anticipate changing the current interest rate from time to time, we may credit different allocations with different current interest rates, based upon the date amounts are allocated to the Fixed Account.  We will not change the current interest rate credited to funds in the Fixed Account more often than once each year.
For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first out ("LIFO") basis.  We may change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which such amount is received or transferred).
CALCULATION OF FIXED ACCOUNT VALUE
On the Contract Date, the Fixed Account Value is equal to the portion of the premium allocated to the Fixed Account.
On each Valuation Day thereafter, the Fixed Account Value is equal to:

•	Fixed Account Value on the preceding Valuation day; plus
•	amounts allocated or transferred to the Fixed Account; plus
•	interest credited; less
•	amounts deducted, transferred, or surrendered from the Fixed Account since the preceding Valuation Day, including any interest.
TRANSFERS FROM FIXED ACCOUNT
Currently we do not impose a limit on the number of transfers from the Fixed Account or the dollar amount that can be transferred from the Fixed Account (unless the balance after the transfer is less than $250, in which case we will transfer the entire amount.)  The first six transfers during the Contract Year are free.  We will charge a $25 transfer processing fee for all transfers during the Contract Year in addition to the six free ones.
DELAY OF PAYMENT
We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive Written Notice for a partial surrender, full surrender, or transfer.  If we do not make the payment within 30 days after we receive the documentation required to complete the transaction, we will add 3% interest to the amount paid from the date we receive documentation.  Some states may require that we pay interest on periods of delay less than 30 days and some states may require us to pay an interest rate higher than 3% when we delay payment Proceeds.
CHARGES AND DEDUCTIONS
SURRENDER CHARGE
This product does not have a surrender charge.
TRANSFER PROCESSING FEE
The first six transfers during each Contract Year are free.  We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year.  For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.
ADMINISTRATIVE CHARGES
Annual Administration Fee.  There is no annual administration fee.
Asset-Based Administration Charge.  We will deduct a daily asset-based administration charge from the assets of the Variable Account equal to an annual rate of 0.25%.  This translates to a daily rate of 0.0006849%.  The purpose of this charge is to reimburse us for costs associated with administration of the Contract amounts allocated to the Variable Account. This charge does not apply after the Maturity Date.
MORTALITY AND EXPENSE RISK CHARGE
We will deduct a daily mortality and expense risk charge from the assets of the Variable Account. This charge will be equal to an annual rate of 1.40%.  This translates to a daily rate of 0.0038356%.  The purpose of this charge is to compensate us for assuming mortality and expense risks.  This charge does not apply after the Maturity Date.
The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract.  Because of these guarantees, we provide each payee with the assurance that longevity will not have an adverse effect on the annuity payments received.  The mortality risk we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Maturity Date.  The expense risk we assume is the risk that the asset-based administration charges, and transfer processing fee may be insufficient to cover actual future expenses.
If the mortality and expense risk charge is not enough to cover the actual cost of the mortality and expense risks we undertake, we will bear the loss.  If the amount of such charges proves more than enough, we will keep the excess and this amount will be available for any proper corporate purpose including financing of distribution expenses.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE
We charge an additional monthly charge on the Monthly Anniversary Day for the GMWB rider.  The GMWB rider charge is equal to 0.10%, 1.20% annually (currently 0.079%, 0.95% annually, for GMWB riders elected on and after January 1, 2009 and for GMWB riders elected before January 1, 2009 that have stepped-up since January 1, 2009) multiplied by the Guaranteed Withdrawal Balance.  We deduct the rider charge from each Subaccount in the same proportion that the value of each Subaccount is to the Contract Value.  We do not deduct the rider charge during the GMWB rider’s Settlement Phase.
PREMIUM TAXES
Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies.  Premium tax rates may change from time to time by legislative and other governmental action.  In addition, other governmental units within a state may levy such taxes.
If premium taxes are applicable, we will deduct them upon surrender or when we apply the Contract Proceeds to a payment option or a lump sum payment.
REDUCED CHARGES FOR ELIGIBLE GROUPS
We may reduce the administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity.  We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses.  We will make any reductions in accordance with our rules in effect at the time of the application.  The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:
•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.
Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Owner.
OTHER TAXES
We do not currently assess a charge against the Variable Account for federal income taxes. We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us. We may also deduct charges for other taxes attributable to the Variable Account.
LOAN INTEREST CHARGE
If a Contract is a section 403(b) TSA Qualified Contract, Contract loans may be available if permitted by an employer’s section 403(b) plan.  A loan interest charge is assessed by crediting a lower rate on amounts held in the loan account as collateral than the rate charged on the loan amount.  The maximum amount of interest we charge on a loan is 8% annually of the loan amount.  The net loan interest charge, which is the difference between the amount charged on any loan amount and the amount credited to the loan account (3% annually), will not exceed 5%.
INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS
The funds deduct investment advisory fees and other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  See the prospectuses for the Funds for more information about the investment advisory fees and other expenses.

PAYMENT OPTIONS
The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract.  Payment options are available for use with various types of Proceeds, such as surrender, death or maturity.  We summarize these payment options below.  All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account.
The Contract ends on the Maturity Date and we will pay the Proceeds to the payee under the payment option selected.  If you have not filed an election of a payment option with us on the Maturity Date, we will pay the Contract Proceeds as a life annuity with payments guaranteed for ten years.
You may also apply Contract Proceeds under a payment option prior to the Maturity Date.  The Beneficiary may also apply a death benefit (upon the Annuitant’s death) under a payment option.
Naming different persons as Owner and Annuitant can affect when the death benefit is payable, the amount of the benefit, and who will receive it.  Use care when naming Owners, Annuitants and Beneficiaries, and consult your registered representative if you have questions.
We will deduct any premium tax applicable from Proceeds at the time payments start.  In order for us to pay Proceeds under a payment option or a lump sum, the Contract must be surrendered.
We describe the payment options available below.  The term "payee" means a person who is entitled to receive payment under that option.
If we have options or rates available on a more favorable basis than those guaranteed at the time a payment option is elected, the more favorable benefits will apply.
Annuity payments may be less than withdrawal amounts guaranteed under the GMWB rider, and the GMWB rider may not be suitable for Contract Owners who plan to annuitize.
ELECTION OF OPTIONS
You may elect, revoke or change an option at any time before the Maturity Date while the Annuitant is living. If the payee is not the Owner, we must provide our consent for the election of a payment option.  If an election is not in effect at the Annuitant's death or if payment is to be made in one sum under an existing election, the Beneficiary may elect one of the options after the Annuitant’s death.
An election of a payment option and any revocation or change must be made by Written Notice.  Proceeds of at least $2,000 are required for all payment options.  You may not elect an option if any periodic payment under the election would be less than $50.  We may make payments less frequently so that each payment is at least $50.  Subject to this condition, we will make payments annually or monthly at the end of such period.
DESCRIPTION OF OPTIONS
Option 1: Interest Payments.  We will make guaranteed interest payments to the payee annually or monthly as elected.  We will pay interest on the Proceeds at the guaranteed rate per year.  We may pay additional interest annually.  The Proceeds and any unpaid interest may be withdrawn in full at any time.
Option 2: Installments of a Specified Amount.  We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate per year.  We may pay additional interest.
Option 3: Installments for a Specified Period.  We will pay the Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate per year.  We may also pay additional interest. If no minimum guaranteed payment period is chosen, it is possible for an Annuitant who dies after the first payment to receive only one annuity payment.
Option 4: Life Income.  We will pay an income during the payee's lifetime.  A minimum guaranteed payment period may be chosen.  Another form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.
Option 5: Joint and Survivor Income.  We will pay an income during the lifetime of two persons and will continue to pay an income as long as either person is living.  The minimum guaranteed payment period is ten years.

Choice of Options:  You may choose an option by Written Notice during the Annuitant’s lifetime.  If an option for payment of Proceeds is not in effect at the Annuitant’s death, the Beneficiary may make a choice.
If you have a Qualified Contract, not all options will satisfy required minimum distribution requirements, particularly as those rules apply to your designated beneficiary after your death. For deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must now complete their distributions within ten years of the death in order to satisfy required minimum distribution rules. Consult a tax advisor before electing an annuity income option under a Qualified Contract. If you elect Options 2 or 3 and withdraw the unpaid installments, our obligation under the payment option will end.
YIELDS AND TOTAL RETURNS
YIELDS
From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts.  These figures are based on historical earnings and do not indicate or project future performance.  Each Subaccount may, from time to time, advertise or include in sales literature performance relative to certain performance rankings and indices compiled by independent organizations.  More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.
Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds.  The Funds' performance reflects the Funds' expenses.  (See the prospectuses for the Funds)
The yield of the Federated Government Money Fund II Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period.  The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested.  The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
The yield of a Subaccount (except the Federated Government Money Fund II Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period.  The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.
TOTAL RETURNS
Standard Subaccount Average Annual Total Return.  The average annual total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time, each beginning with a period measured from the date the Subaccount commenced operations.  When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.
The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which standard subaccount average annual total return quotations are provided.  Standard subaccount average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.  This standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (excluding any deductions for premium taxes).
Adjusted Historic Portfolio Average Annual Total Returns.  In addition to the standard version described above, other total return performance information computed on two different bases may be used in advertisements.  For periods prior to the date the Variable Account commenced operations, performance information for Contracts funded by the Subaccounts will be calculated based on the performance of the Funds' Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds' Portfolios, adjusted for current Contract charges.  In addition, we may from time to time disclose standard subaccount average annual total return in non-standard formats and cumulative total return for Contracts funded by Subaccounts.
We will only disclose other total returns if we also disclose the standard average annual total returns for the required periods.  For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

FEDERAL TAX STATUS
INTRODUCTION
The following discussion is general in nature and is not intended as tax advice.  Each person concerned should consult a competent tax adviser.  No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.
When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money-generally for retirement purposes.  If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your Contract is called a Qualified Contract.  If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.  The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
TAXATION OF NON-QUALIFIED CONTRACTS
Non-Natural Person.  If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any annual increases in the Contract Value.  There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.
The following discussion generally applies to Contracts owned by natural persons.
Withdrawals.  When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time.  In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.
Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income.  In general, however, there is no penalty on distributions:
•	made on or after the taxpayer reaches age 59½;
•	made on or after the death of an Owner;
•	attributable to the taxpayer’s becoming disabled; or
•
made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.  You should consult a tax adviser with regard to exceptions from the penalty tax.  A similar penalty tax, and additional exceptions, may apply to Qualified Contracts.
Medicare Tax. Distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts.  Please consult a tax advisor for more information.
Annuity Payments.  Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start.  Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.
Partial Annuitization.  Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.  None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Contract because of your death or the death of the Annuitant other than the owner.  Generally, such amounts are includible in the income of the recipient as follows:  (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.
Transfers, Assignments or Exchanges of a Contract.  A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the owner, the selection of certain Maturity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein.  An Owner contemplating any such transfer, assignment or exchange should consult a tax adviser as to the tax consequences.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.
Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.
Further Information. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption.  Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."
TAXATION OF QUALIFIED CONTRACTS
The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.  Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual’s total account balance or accrued benefit under the retirement plan.  The "investment in the contract" generally equals the amount of any non-deductible premiums paid by or on behalf of any individual.  In many cases, the "investment in the contract" under a Qualified Contract can be zero.
Individual Retirement Accounts (IRAs), as defined in sections 219 and 408 of the Code, permit individuals to make annual contributions in 2020 of up to the lesser of $6,000 (or $7,000 if you are age 50 or over) or the amount of compensation includible in the individual’s gross income for the year.  The contributions may be deductible in whole or in part, depending on the individual’s income.  Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits.  Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.
The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit provisions in the Contract comports with IRA qualification requirements.  The value of the enhanced death benefits may need to be considered in calculating minimum required distributions.
SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation in 2020 up to $13,500 (or $16,500 if you are age 50 or over).  The sponsoring employer is required to make matching or non-elective contributions on behalf of employees.  Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.  Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.
Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA.  A conversion of an IRA to a Roth IRA is generally subject to tax.  The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning in the year in which the conversion was made.
Corporate pension and profit-sharing plans under section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees.  Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.
The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value.  The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan.  Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax adviser.
Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee’s retirement.  These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability.  Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.  For Contracts issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.  The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value.  The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b).  Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax adviser.  If your Contract was issued pursuant to a section 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your section 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.  We will defer such payments you request until all information required under the tax law has been received.  By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other section 403(b) contracts or accounts you have under the section 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Other Tax Issues.  Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions.  You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.
Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability.  The withholding rate varies according to the type of distribution and the Owner’s tax status.  The Owner will be provided the opportunity to elect not to have tax withheld from distributions.
On March 27, Congress passed the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”).  Among other provision, the CARES Act includes temporary relief from certain tax rules applicable to qualified contracts.

Required Minimum Distributions.  The CARES Act allows participants and beneficiaries in certain qualified plans and IRAs to suspend taking required minimum distributions in 2020, including any initial required minimum distributions for 2019 that would have been due by April 1, 2020.  Additionally, the year 2020 will not be counted in measuring the five year post-death distribution period requirement.  Any distributions made in 2020 that, but for the CARES Act, would have been a required minimum distribution will instead be eligible for rollover and will not be subject to the 20% mandatory withholding.

Retirement Plan Distribution Relief.  Under the CARES Act, an “eligible participant” can withdraw up to a total of $100,000 from IRAs and certain qualified plans that adopt this provision, without being subject to the 10% additional tax on early distributions. The Federal income tax on these distributions can be spread ratably over three years and the distributions may be re-contributed during the three-year period following the distribution.  For these purposes, eligible participants are participants who:
•	have been diagnosed with COVID-19,
•	have spouses or dependents diagnosed with COVID-19, or
•	have experienced adverse financial consequences stemming from COVID-19 as a result of

o	being quarantined, furloughed or laid off,
o	having reduced work hours,
o	being unable to work due to lack of child care,
o	the closing or reduction of hours of a business owned or operated by the participant, or
o	other factors determined by the Treasury Department.
Taxable "eligible rollover distributions" from section 401(a) plans and section 403(b) annuities are subject to a mandatory federal income tax withholding of 20%.  An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, to an employee (or employee’s spouse or former spouse as Beneficiary or alternate payee), distributions in a specified annuity form, or hardships distributions.  The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a "direct rollover" from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a "direct rollover" from the plan to an IRA established by the direct rollover.
Distributions that are rolled over from an IRA to another IRA within 60 days are not immediately taxable; however, only one such rollover is permitted each year.  Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned.  The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit.  This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.
FEDERAL ESTATE TAXES, GIFT AND GENERATION-SKIPPING TRANSFER TAXES
While no attempt is being made to discuss in detail the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate.  Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.  Consult an estate-planning adviser for more information.
Under certain circumstances, the Code may impose a generation-skipping transfer ("GST") tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.  We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Contract Owners currently receive.  We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.
FOREIGN TAX CREDITS
We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.
SALE OF THE CONTRACTS
We have entered into a Distribution Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial will enter selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their registered representatives.
We pay commissions to broker-dealers for the sale of the Contracts by registered representatives as well as selling firms.  Sunset Financial will receive commissions of up to 1.95% of premiums paid.  In addition, we may pay an asset-based commission of an amount up to 0.80% in years two and beyond.  Additional amounts may be paid in certain circumstances.  Sunset Financial does not retain any override as principal underwriter for the Contracts.
Under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.  Because they are also appointed insurance agents of Kansas City Life, some registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
Other selling broker-dealers may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
American Century Variable Portfolios II, Inc., American Funds Insurance Series®, Columbia Funds Variable Series Trust II, Federated Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Northern Lights Variable Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.
Commissions and other incentives or payment described above are not charged directly to Owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Owners do pay directly or indirectly.
LEGAL PROCEEDINGS
The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.
Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, is not likely to have a material adverse effect on the Variable Account or the ability of the Company to meet its obligations under the Contract.
CYBER SECURITY AND BUSINESS CONTINUITY RISKS
We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate accumulation unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value.  There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.

The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.

COMPANY HOLIDAYS
We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.
CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.
FINANCIAL STATEMENTS
The following financial statements for Kansas City Life Insurance Company are included in the Statement of Additional Information:
•	consolidated balance sheets as of December 31, 2019 and 2018; and
•	related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2019.
The following financial statements for the Variable Account are included in the Statement of Additional Information:
•	statement of net assets as of December 31, 2019; and
•
related statement of operations for the period or year ended December 31, 2019, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2019, and financial highlights for each of the periods or years in the five-year period ended December 31, 2019.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

APPENDIX A - CONDENSED FINANCIAL INFORMATION
The unit values (in dollars) and the number of accumulation units for each Subaccount for the periods shown are as follows:
	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-19	12-31-19	1-1-19	12-31-18	12-31-18	1-1-18	12-31-17	12-31-17	1-1-17	12-31-16	12-31-16	1-1-16
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	485	33.04	24.64	255	24.56	26.35	382	26.35	20.96	1,273	20.96	20.14
Invesco V.I. Core Equity Fund – Series I Shares	NA	28.93	22.82	NA	22.81	25.77	NA	25.77	23.15	NA	23.15	20.90
Invesco V.I. Technology Fund – Series I Shares	479	43.84	32.86	363	32.80	34.18	363	34.18	25.54	363	25.54	25.25
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I	466	51.67	38.58	592	38.75	41.96	622	41.96	34.83	1,110	34.83	33.57
VP Income & Growth Fund – Class I	2,571	33.10	27.24	2,460	27.15	29.89	2,745	29.89	25.25	2,992	25.25	22.12
VP International Fund – Class I	4,023	26.54	20.92	3,610	21.01	25.36	2,817	25.36	19.58	3,836	19.58	20.62
VP Mid Cap Value Fund – Class I	336	27.16	21.40	350	21.38	25.09	789	25.09	22.86	804	22.86	18.59
VP Ultra® Fund – Class I	431	36.79	27.87	609	27.79	28.39	628	28.39	21.83	697	21.83	20.59
VP Value Fund – Class I	4,862	34.00	27.40	6,507	27.21	30.72	7,095	30.72	28.71	8,114	28.71	23.77
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II	9,762	13.34	12.46	12,708	12.45	12.97	12,764	12.98	12.81	12,905	12.81	12.47

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-19	12-31-19	1-1-19	12-31-18	12-31-18	1-1-18	12-31-17	12-31-17	1-1-17	12-31-16	12-31-16	1-1-16
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares	4,839	13.47	11.30	3,291	11.30	12.09	3,291	12.09	10.59	NA	10.59	NA
Capital Income Builder® – Class 2 Shares	621	11.66	10.04	900	10.06	11.05	668	11.05	9.95	NA	9.95	NA
Capital World Bond Fund – Class 2 Shares[x]	2,272	10.27	9.69	1,068	9.69	10.00	NA	10.00	9.45	NA	9.45	NA
Global Growth Fund – Class 2 Shares	1,041	15.79	11.84	324	11.87	13.44	NA	13.44	10.30	NA	10.30	NA
Growth-Income Fund – Class 2 Shares	5,636	15.52	12.51	6,386	12.51	13.08	3,546	13.08	10.85	NA	10.85	NA
New World Fund® – Class 2 Shares	NA	14.07	11.08	NA	11.08	13.29	NA	13.29	10.36	NA	10.36	NA
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares	18,817	12.81	11.04	19,866	11.04	11.85	18,545	11.85	10.50	15,658	10.50	NA
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares	1,051	12.13	10.82	1,137	10.83	11.97	464	11.97	10.59	NA	10.59	NA
Managed Risk Growth Fund – Class P2 Shares	991	15.05	12.56	848	12.57	12.95	74	12.95	10.43	NA	10.43	NA
Managed Risk Growth-Income Fund – Class P2 Shares	600	13.86	11.85	637	11.85	12.39	NA	12.39	10.47	NA	10.47	NA
Managed Risk International Fund – Class P2 Shares	568	12.59	10.84	599	10.88	12.46	77	12.46	9.81	NA	9.81	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-19	12-31-19	1-1-19	12-31-18	12-31-18	1-1-18	12-31-17	12-31-17	1-1-17	12-31-16	12-31-16	1-1-16
BNY Mellon Variable Investment Fund[y]
Appreciation Portfolio – Initial Shares	32	34.61	25.91	NA	25.85	28.40	NA	28.40	22.66	NA	22.66	20.93
Opportunistic Small Cap Portfolio – Initial Shares	2,637	24.99	21.12	1,712	20.87	26.48	1,455	26.48	21.62	1,159	21.62	18.10
BNY Mellon Stock Index Fund, Inc. – Initial Shares[y]	15,365	38.82	30.13	18,077	30.09	32.34	18,248	32.34	27.06	20,104	27.06	24.05
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares[y]	364	34.85	26.31	364	26.37	28.39	364	28.39	24.91	364	24.91	22.43
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	15,035	27.97	22.66	15,063	22.65	24.28	11,794	24.28	21.31	11,385	21.31	19.98
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	1,596	38.60	28.87	1,814	29.10	31.39	1,906	31.39	26.04	2,282	26.04	25.27
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	3,830	87.99	58.15	4,055	57.72	65.54	3,748	65.54	48.67	2,917	48.68	40.55
Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2)	691	32.17	27.91	738	27.85	32.89	734	32.89	29.76	814	29.76	25.80

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-19	12-31-19	1-1-19	12-31-18	12-31-18	1-1-18	12-31-17	12-31-17	1-1-17	12-31-16	12-31-16	1-1-16
Federated Hermes Insurance Series[z]
Federated Hermes Managed Volatility Fund II – Pz	104	13.65	11.55	2,937	11.54	12.94	2,190	12.94	11.89	2,807	11.89	12.44
Federated Hermes High Income Bond Fund II – Pz	15,898	26.85	23.87	17,421	23.83	25.09	16,306	25.09	23.88	20,392	23.88	21.02
Federated Hermes Government Money Fund II – Sz	10,157	9.18	9.18	10,512	9.18	9.21	10,822	9.21	9.34	16,989	9.34	9.49
Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio – Service Class 2	7,131	21.87	16.94	6,927	16.94	18.65	6,736	18.65	15.57	5,145	15.57	14.32
VIP Freedom Income PortfolioSM – Service Class 2	7,154	13.19	12.02	12,072	12.01	12.50	14,338	12.50	11.75	17,088	11.75	11.39
VIP Freedom 2010 PortfolioSM – Service Class 2	15,880	15.05	13.23	16,776	13.22	14.08	16,885	14.08	12.69	12,647	12.69	12.13
VIP Freedom 2015 PortfolioSM – Service Class 2	9,717	15.44	13.32	9,717	13.31	14.33	9,024	14.33	12.70	9,614	12.70	12.06
VIP Freedom 2020 PortfolioSM – Service Class 2	10,748	15.52	13.17	18,288	13.16	14.31	21,394	14.31	12.52	23,223	12.52	11.84
VIP Freedom 2025 PortfolioSM – Service Class 2	NA	16.42	13.75	NA	13.74	15.05	192	15.06	13.02	368	13.02	12.28
VIP Freedom 2030 PortfolioSM – Service Class 2	59	16.50	13.51	151	13.51	15.03	151	15.03	12.66	151	12.67	11.86
VIP Freedom 2035 PortfolioSM – Service Class 2	NA	20.11	16.09	NA	16.08	18.20	NA	18.20	15.03	NA	15.03	14.01
VIP Freedom 2040 PortfolioSM – Service Class 2	NA	20.27	16.08	NA	16.07	18.31	NA	18.32	15.10	NA	15.10	14.08
VIP Freedom 2045 PortfolioSM – Service Class 2	NA	20.40	16.18	NA	16.17	18.43	NA	18.43	15.19	NA	15.19	14.16
VIP Freedom 2050 PortfolioSM – Service Class 2	892	20.43	16.20	892	16.20	18.46	892	18.46	15.22	1,899	15.22	14.19

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-19	12-31-19	1-1-19	12-31-18	12-31-18	1-1-18	12-31-17	12-31-17	1-1-17	12-31-16	12-31-16	1-1-16
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2	1,858	22.53	18.40	1,830	18.71	20.40	1,921	20.40	18.77	2,076	18.77	18.71
Franklin Small-Mid Cap Growth VIP Fund – Class 2	120	37.98	29.20	437	29.37	31.75	438	31.75	26.62	368	26.62	25.34
Templeton Developing Markets VIP Fund – Class 2	2,721	36.05	28.72	2,679	28.93	35.44	2,670	35.44	25.42	1,955	25.43	21.34
Templeton Foreign VIP Fund – Class 2	3,902	21.41	19.23	6,614	19.34	23.45	6,718	23.45	20.42	8,095	20.42	18.73
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio –Class 1 Shares	1,523	40.42	32.35	4,208	32.42	37.60	3,666	37.60	33.56	5,051	33.56	29.32
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	4,655	41.12	33.78	6,199	33.55	39.16	6,311	39.16	34.34	6,498	34.34	28.20
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	1,170	39.36	30.45	1,812	30.37	33.22	1,849	33.22	27.60	2,066	27.60	24.65

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-19	12-31-19	1-1-19	12-31-18	12-31-18	1-1-18	12-31-17	12-31-17	1-1-17	12-31-16	12-31-16	1-1-16
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	1,783	56.93	41.87	1,602	41.89	41.93	1,762	41.93	32.38	1,647	32.38	31.24
MFS® Research Series – Initial Class Shares	937	42.88	32.80	1,084	32.79	35.13	1,394	35.13	28.99	1,449	28.99	26.44
MFS® Total Return Bond Series – Initial Class Shares	13,724	16.66	15.39	19,913	15.37	15.76	20,117	15.76	15.39	21,715	15.39	15.01
MFS® Total Return Series – Initial Class Shares	36,011	24.52	20.72	38,286	20.71	22.35	38,103	22.35	20.31	39,447	20.31	18.67
MFS® Utilities Series – Initial Class Shares	14,205	56.25	45.50	14,279	45.72	46.15	14,143	46.15	40.74	15,542	40.74	36.88
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	7,985	18.28	16.66	9,582	16.65	17.21	9,922	17.22	16.56	10,902	16.56	15.52
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	6,890	12.18	10.80	18,445	10.81	11.74	26,642	11.74	10.78	48,251	10.78	10.21
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	13,448	12.79	11.11	17,440	11.11	12.48	20,812	12.48	10.76	20,353	10.76	10.18
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	6,258	12.80	11.19	6,309	11.19	12.34	6,359	12.34	11.00	6,856	11.00	10.35

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-15	12-31-15	1-1-15	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	1,469	20.56	19.89	1,469	19.91	18.52	255	18.67	13.88	255	13.54	12.45
Invesco V.I. Core Equity Fund – Series I Shares	NA	21.20	22.81	NA	22.87	21.27	NA	21.50	17.23	NA	16.91	15.40
Invesco V.I. Technology Fund – Series I Shares	363	25.82	24.58	487	24.57	22.26	363	22.49	18.81	385	18.27	16.90
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I	2,124	34.16	33.96	2,244	34.07	31.69	1,899	32.03	25.45	1,663	24.87	22.01
VP Income & Growth Fund – Class I	3,062	22.40	24.13	3,950	24.13	21.59	2,646	21.81	16.70	2,113	16.32	14.67
VP International Fund – Class I	4,195	21.00	21.12	5,937	21.19	22.52	5,818	22.80	19.29	5,618	18.93	16.29
VP Mid Cap Value Fund – Class I	1,764	18.78	19.37	2,019	19.37	16.74	1,370	16.92	13.50	424	13.22	11.66
VP Ultra® Fund – Class I	580	20.99	20.03	838	20.08	18.41	904	18.56	14.11	988	13.76	12.49
VP Value Fund – Class I	8,836	24.02	25.43	11,408	25.40	22.62	12,808	22.84	18.03	15,338	17.63	15.88
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II	14,315	12.44	13.04	23,186	12.97	12.80	28,379	12.76	14.12	26,351	14.18	13.41

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-15	12-31-15	1-1-15	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Capital Income Builder® – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Capital World Bond Fund – Class 2 Shares[x]	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Global Growth Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Growth-Income Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
New World Fund® – Class 2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Managed Risk Growth Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Managed Risk Growth-Income Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
Managed Risk International Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-15	12-31-15	1-1-15	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12
BNY Mellon Variable Investment Fund[y]
Appreciation Portfolio – Initial Shares	227	21.23	22.07	230	22.13	20.58	236	20.81	17.89	2,612	17.47	16.28
Opportunistic Small Cap Portfolio – Initial Shares	1,956	18.56	19.11	1,273	19.31	19.12	985	19.32	13.62	1,517	13.22	11.33
BNY Mellon Stock Index Fund, Inc. – Initial Shares[y]	26,377	24.42	24.55	27,444	24.55	21.82	27,236	22.01	17.38	23,539	16.95	15.12
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares[y]	364	22.77	23.91	519	23.91	21.20	446	21.42	16.62	155	16.21	14.97
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	17,141	20.27	20.35	11,961	20.38	19.24	12,176	19.39	17.25	18,213	16.94	16.15
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	1,801	25.71	24.78	2,747	24.81	23.35	3,161	23.54	18.71	3,617	18.28	16.94
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	3,167	41.26	38.04	2,843	38.20	30.77	2,946	31.04	25.86	3,109	25.15	24.15
Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2)	872	26.35	27.59	963	27.70	26.23	951	26.62	18.75	1,518	18.26	16.01

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-15	12-31-15	1-1-15	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12
Federated Hermes Insurance Series[z]
Federated Hermes Managed Volatility Fund II – Pz	2,625	12.57	13.63	3,947	13.63	13.89	2,182	13.99	12.55	2,164	12.22	11.44
Federated Hermes High Income Bond Fund II – Pz	22,202	21.09	22.00	22,691	22.00	21.78	23,491	21.78	20.78	26,321	20.70	18.46
Federated Hermes Government Money Fund II – Sz	39,099	9.49	9.65	27,917	9.65	9.81	24,799	9.81	9.98	20,740	9.98	10.14
Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio – Service Class 2	6,963	14.55	14.72	7,905	14.73	13.30	7,918	13.42	10.69	8,338	10.42	9.25
VIP Freedom Income PortfolioSM – Service Class 2	19,437	11.44	11.69	12,711	11.70	11.46	7,582	11.48	11.14	7,797	11.10	10.66
VIP Freedom 2010 PortfolioSM – Service Class 2	13,227	12.22	12.49	13,227	12.49	12.14	11,632	12.19	11.05	547	10.95	10.07
VIP Freedom 2015 PortfolioSM – Service Class 2	11,156	12.18	12.43	11,887	12.44	12.05	10,869	12.11	10.91	2,323	10.79	9.90
VIP Freedom 2020 PortfolioSM – Service Class 2	24,979	11.97	12.22	6,404	12.23	11.83	6,454	11.88	10.57	6,943	10.45	9.49
VIP Freedom 2025 PortfolioSM – Service Class 2	6,306	12.43	12.68	6,306	12.70	12.24	NA	12.31	10.62	NA	10.46	9.38
VIP Freedom 2030 PortfolioSM – Service Class 2	214	12.03	12.27	323	12.29	11.84	327	11.93	10.15	327	9.99	8.94
VIP Freedom 2035 PortfolioSM – Service Class 2	NA	14.24	14.52	NA	14.55	14.02	NA	14.13	11.75	NA	11.54	10.23
VIP Freedom 2040 PortfolioSM – Service Class 2	NA	14.31	14.59	NA	14.62	14.08	NA	14.19	11.76	NA	11.55	10.23
VIP Freedom 2045 PortfolioSM – Service Class 2	NA	14.39	14.67	NA	14.71	14.16	NA	14.28	11.76	NA	11.55	10.20
VIP Freedom 2050 PortfolioSM – Service Class 2	1,899	14.41	14.70	1,899	14.74	14.19	892	14.31	11.76	893	11.53	10.17

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-15	12-31-15	1-1-15	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2	3,340	18.99	19.31	4,276	19.20	16.91	4,684	16.97	17.08	3,704	16.86	13.61
Franklin Small-Mid Cap Growth VIP Fund – Class 2	554	25.79	26.89	510	26.94	25.21	137	25.48	19.20	34	18.75	17.39
Templeton Developing Markets VIP Fund – Class 2	3,081	21.89	27.56	3,102	27.68	30.57	3,117	30.72	32.00	3,143	31.52	29.07
Templeton Foreign VIP Fund – Class 2	8,045	19.22	20.77	9,287	20.89	23.58	9,149	23.90	20.05	10,804	19.76	17.45
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio –Class 1 Shares	5,358	29.61	30.90	6,522	30.92	27.05	6,273	27.31	21.47	6,708	20.99	17.85
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	7,133	28.90	30.90	7,205	31.02	28.49	6,246	28.78	21.13	6,670	20.56	17.74
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	2,014	25.06	25.22	2,009	25.26	22.35	1,250	22.55	17.26	1,921	16.83	14.80

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-15	12-31-15	1-1-15	12-31-14	12-31-14	1-1-14	12-31-13	12-31-13	1-1-13	12-31-12	12-31-12	1-1-12
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	1,919	31.85	30.08	1,650	30.11	27.86	1,998	28.09	21.42	1,603	20.87	18.32
MFS® Research Series – Initial Class Shares	1,485	26.86	27.08	2,206	27.08	24.75	1,680	24.99	19.67	3,019	19.20	16.89
MFS® Total Return Bond Series – Initial Class Shares	20,843	14.99	15.32	26,560	15.29	14.71	30,984	14.68	15.06	37,766	15.08	14.26
MFS® Total Return Series – Initial Class Shares	42,918	18.82	19.20	46,670	19.20	17.89	46,497	17.99	15.59	46,040	15.37	14.18
MFS® Utilities Series – Initial Class Shares	20,132	37.14	44.39	21,429	44.17	39.32	14,817	39.83	34.18	13,041	33.60	30.24
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	10,909	15.52	16.09	13,349	16.08	15.84	15,340	15.83	15.85	17,067	15.85	14.55
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	36,783	10.29	10.94	15,698	10.95	10.73	18,729	10.80	10.30	7,736	10.18	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	29,425	10.30	11.49	24,225	11.52	11.42	13,830	11.56	10.34	NA	10.14	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	14,044	10.47	11.35	13,615	11.37	11.14	NA	11.24	10.32	NA	10.17	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	1-1-10
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	372	12.23	13.64	333	13.50	12.04
Invesco V.I. Core Equity Fund – Series I Shares	NA	15.10	15.49	NA	15.36	14.43
Invesco V.I. Technology Fund – Series I Shares	778	16.70	18.14	475	17.88	15.22
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I	2,440	21.80	24.10	4,468	23.70	18.74
VP Income & Growth Fund – Class I	3,149	14.46	14.40	4,471	14.26	12.89
VP International Fund – Class I	8,560	15.89	18.55	9,565	18.36	16.92
VP Mid Cap Value Fund – Class I	424	11.55	11.91	424	11.83	10.16
VP Ultra® Fund – Class I	1,051	12.28	12.49	1,648	12.36	10.99
VP Value Fund – Class I	23,940	15.64	15.90	24,645	15.74	14.32
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II	33,310	13.42	12.19	30,087	12.21	11.82

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	1-1-10
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA
Capital Income Builder® – Class 2 Shares	NA	NA	NA	NA	NA	NA
Capital World Bond Fund – Class 2 Shares[x]	NA	NA	NA	NA	NA	NA
Global Growth Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA
Growth-Income Fund – Class 2 Shares	NA	NA	NA	NA	NA	NA
New World Fund® – Class 2 Shares	NA	NA	NA	NA	NA	NA
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA
Managed Risk Growth Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA
Managed Risk Growth-Income Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA
Managed Risk International Fund – Class P2 Shares	NA	NA	NA	NA	NA	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	1-1-10
BNY Mellon Variable Investment Fund[y]
Appreciation Portfolio – Initial Shares	2,612	16.09	15.08	2,607	15.00	13.43
Opportunistic Small Cap Portfolio – Initial Shares	1,530	11.15	13.41	1,523	13.16	10.46
BNY Mellon Stock Index Fund, Inc. – Initial Shares[y]	28,802	14.89	15.02	28,264	14.85	13.36
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares[y]	155	14.72	14.97	155	14.83	13.31
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	20,381	15.88	16.61	21,518	16.45	15.24
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	4,374	16.72	18.21	3,473	17.94	14.54
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	3,487	23.89	25.68	4,087	25.43	22.83
Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2)	1,990	15.77	17.82	2,072	17.63	14.22

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	1-1-10
Federated Hermes Insurance Series[z]
Federated Hermes Managed Volatility Fund II – Pz	2,215	11.27	12.23	2,273	12.10	11.13
Federated Hermes High Income Bond Fund II – Pz	16,235	18.35	17.79	15,416	17.74	15.79
Federated Hermes Government Money Fund II – Sz	43,595	10.14	10.31	57,268	10.31	10.48
Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio – Service Class 2	14,642	9.12	9.64	15,629	9.53	8.45
VIP Freedom Income PortfolioSM – Service Class 2	959	10.62	10.68	902	10.65	10.14
VIP Freedom 2010 PortfolioSM – Service Class 2	1,992	9.97	10.25	1,445	10.18	9.30
VIP Freedom 2015 PortfolioSM – Service Class 2	4,645	9.81	10.08	2,144	10.02	9.14
VIP Freedom 2020 PortfolioSM – Service Class 2	7,394	9.39	9.74	7,455	9.67	8.72
VIP Freedom 2025 PortfolioSM – Service Class 2	635	9.26	9.73	662	9.64	8.61
VIP Freedom 2030 PortfolioSM – Service Class 2	948	8.82	9.31	2,016	9.23	8.23
VIP Freedom 2035 PortfolioSM – Service Class 2	475	10.06	10.79	NA	10.68	NA
VIP Freedom 2040 PortfolioSM – Service Class 2	NA	10.06	10.80	NA	10.69	NA
VIP Freedom 2045 PortfolioSM – Service Class 2	NA	10.03	10.81	NA	10.69	NA
VIP Freedom 2050 PortfolioSM – Service Class 2	893	9.99	10.83	NA	10.71	NA

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	1-1-10
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2	3,918	13.46	14.67	2,997	14.50	12.14
Franklin Small-Mid Cap Growth VIP Fund – Class 2	512	17.20	18.58	512	18.37	14.87
Templeton Developing Markets VIP Fund – Class 2	3,228	28.32	34.55	3,987	34.22	30.24
Templeton Foreign VIP Fund – Class 2	14,476	16.99	19.50	14,029	19.33	18.49
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio –Class 1 Shares	12,161	17.73	17.82	12,132	17.64	14.71
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	9,720	17.46	19.02	8,922	18.64	15.24
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	1,233	14.54	15.24	1,406	15.06	13.70

	No. of Units as of	Unit Value as of		No. of Units as of	Unit Value as of
	12-31-11	12-31-11	1-1-11	12-31-10	12-31-10	1-1-10
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	3,488	18.08	18.59	3,811	18.44	16.49
MFS® Research Series – Initial Class Shares	5,499	16.65	17.20	8,258	17.00	15.15
MFS® Total Return Bond Series – Initial Class Shares	40,898	14.29	13.60	33,114	13.60	12.89
MFS® Total Return Series – Initial Class Shares	47,908	14.04	14.11	45,409	14.03	13.10
MFS® Utilities Series – Initial Class Shares	10,564	30.11	28.84	12,870	28.66	25.98
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	25,326	14.54	14.12	24,462	14.11	13.07
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	NA	NA	NA	NA	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	NA	NA	NA	NA	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	NA	NA	NA	NA	NA	NA

x Effective May 1, 2020, American Funds Insurance Series Global Bond Fund was reorganized into American Funds Insurance Series Capital World Bond Fund.
y Effective June 3, 2019, Dreyfus Investment Management was reorganized into BNY Mellon Investment Management.
z Effective April 28, 2020, Federated Investors, Inc. was reorganized into Federated Hermes, Inc.

APPENDIX B - GMWB RIDER EXAMPLES
The following examples provide hypothetical illustrations of the benefits provided under the GMWB rider. These illustrations are not representative of future performance under your Contract.  Actual values may be higher or lower than the amounts shown.

Example 1. Assume the rider was issued on the Contract Date, and assume a single premium of $100,000 at Covered Person’s age 55, no additional premiums are paid, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11.  Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up Dates, so there is no step-up and the Covered Person survives at least 31 years from the Rider Effective Date.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$100,000	$5,000A	N/A	$0	$5,000B	$100,000A
2	0	5,250	N/A	0	5,000	105,000C
3	0	5,500	N/A	0	5,000	110,000
4	0	5,750	N/A	0	5,000	115,000
5	0	6,000	N/A	0	5,000	120,000
6	0	6,250	N/A	0	5,000	125,000
7	0	6,500	N/A	0	5,000	130,000
8	0	6,750	N/A	0	5,000	135,000
9	0	7,000	N/A	0	5,000	140,000
10	0	7,250	N/A	0	5,000	145,000
11	0	7,500	$7,500D	7,500	0	150,000
12	0	7,500	7,500	7,500	0	142,500
13	0	7,500	7,500	7,500	0	135,000
14	0	7,500	7,500	7,500	0	127,500
15	0	7,500	7,500	7,500	0	120,000
20	0	7,500	7,500	7,500	0	82,500
25	0	7,500	7,500	7,500	0	45,000
30	0	7,500	7,500	7,500	0	7,500
31	0	0	7,500	7,500	0	0

A The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000.  The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (0.05 x $100,000 = $5,000).

B There is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total premiums to date (0.05 x $100,000 = $5,000).

C Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated.  The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the bonus increased by the amount of the bonus ($100,000 + $5,000 = $105,000).  The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (0.05 X $105,000 = $5,250).

D The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday.  The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (0.05 X $150,000 = $7,500).  As long as you limit your future annual withdrawals to the Lifetime Income Amount of $7,500, the GMWB guarantees you annual payments of that amount for the rest of your life, no matter how long you live, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.

Example 2. Assume the rider was issued on the Contract Date, and assume an initial premium of $100,000 at Covered Person’s age 65, an additional premium of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the Guaranteed Withdrawal Amount is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in bonuses in those years). Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	10,000A	5,750A	5,750	0	5,500B	115,000
3	0	6,025	6,025	6,025C	0D	120,500
4	0	6,025	6,025	0	5,500	114,475C
5	0	6,025	6,025	0	5,500	119,975

A There is an additional premium at the beginning of the second Contract Year.  Prior to that premium, the Guaranteed Withdrawal Amount is $5,250, as in Example 1 above.  Following the additional premium, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 5% of the Guaranteed Withdrawal Balance immediately after the premium (.05 X (105,000 + 10,000) = $5,750) or (b) the Guaranteed Withdrawal Amount immediately prior to the premium plus 5% of the premium ($5,250 + (0.05 X $10,000)) = $5,750).

B There is no withdrawal during the second Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the total premiums paid to date (0.05 X $110,000 = $5,500).

C There is a withdrawal equal to the Guaranteed Withdrawal Amount $6,025 in year 3. This withdrawal does not exceed the Guaranteed Withdrawal Amount so the Guaranteed Withdrawal Amount is not reset, but the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,500 - $6,025 = $114,475).

D No bonus is payable in any year that a withdrawal is taken.

Example 3.  Assume a single premium of $100,000 at age 63 with a Rider Effective Date of June 1, 2011, no additional premiums are made, the Guaranteed Withdrawal Balance steps-up at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 which results in a reset. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$5,000	$102,000	$100,000
2	0	5,000	N/A	5,000	103,828	95,000
3	0	5,000	$4,500A	5,000	105,781B	90,000
4	0	5,289C	5,289C	5,289	94,946	105,781B
5	0	5,289	5,289	10,000D	79,898	100,492
6	0	3,995D	3,995D	3,995	75,213	79,898D

A The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $90,000 = $4,500). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

B At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will step-up to equal the Contract Value of $105,781.

C Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up ($4,500) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $105,781 = $5,289).

D At the end of year 5, there is a withdrawal of $10,000, which is greater than both the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount and the Lifetime Income Amount will both be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $79,898 = $3,995). The Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $79,898 = $3,995).

Example 4.  Assume the rider was issued on the Contract Date, June 1, 2011, and assume a single premium of $50,000 at Covered Person’s age 50, no additional premiums are paid, a withdrawal of $10,000 is taken at the end of Contract Year 5 and no other withdrawals are taken.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$50,000	$2,500	N/A	$0	$2,500	$51,870	$50,000
2	0	2,625	N/A	0	2,500	50,003	52,500
3	0	2,750	N/A	0	2,500	52,961A	55,000
4	0	2,875	N/A	0	2,500	54,311	57,500
5	0	3,000	N/A	10,000B	0	46,748B	60,000
6	0	2,337B	N/A	0	2,337C	45,741A	46,748B
7	0	2,454	N/A	0	2,337	49,579	49,085
8	0	2,571	N/A	0	2,337	49,280	51,422
9	0	2,687	N/A	0	2,337	52,609A	53,759
10	0	2,804	N/A	0	2,337	55,031A	56,096

A The Contract Value on the eligible step-up dates shown (3rd, 6th, 9th, 10th Contract Anniversaries), is less than the Guaranteed Withdrawal Balance so no step-up occurs.

B At the end of year 5, there is a withdrawal of $10,000.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($46,748) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($60,000 - $10,000 = $50,000). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount will be reset.  The Lifetime Income Amount has not been calculated yet so it will not be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($3,000) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance (0.05 X $46,748 = $2,337).

C There is no withdrawal during the sixth Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  Because a reset has occurred due to an Excess Withdrawal, the bonus will be 5% of the previously stepped-up or reset Guaranteed Withdrawal Balance (0.05 X $46,748 = $2,337).

Example 5.  Assume the rider was issued on the Contract Date, and assume a single premium of $200,000 at Covered Person’s age 75, no additional premiums are paid, and withdrawals equal to the Lifetime Income Amount begin in year 1.  Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$200,000	$10,000	$10,000	$10,000	$0	$176,476	$200,000
2	0	10,000	10,000	10,000	0	151,890	190,000
3	0	10,000	10,000	10,000	0	126,478	180,000
4	0	10,000	10,000	10,000	0	100,396	170,000
5	0	10,000	10,000	10,000	0	84,307	160,000
6	0	10,000	10,000	10,000	0	61,597	150,000
7	0	10,000	10,000	10,000	0	49,438	140,000
8	0	10,000	10,000	10,000	0	31,299	130,000
9	0	10,000	10,000	10,000	0	19,448	120,000
10	0	10,000	10,000	10,000	0	17,308	110,000
11	0	10,000	10,000	10,000	0	6,529	100,000
12	0	10,000	10,000	10,000	0	0A	90,000A
13	0	10,000	10,000	10,000	0	0	80,000
14	0	10,000	10,000	10,000	0	0	70,000
15	0	10,000	10,000	10,000	0	0	60,000
16	0	10,000	10,000	10,000	0	0	50,000
17	0	10,000	10,000	10,000	0	0	40,000
18	0	10,000	10,000	10,000	0	0	30,000
19	0	10,000	10,000	10,000	0	0	20,000
20	0	10,000	10,000	10,000	0	0	10,000
21+	0	0B	10,000B	10,000	0	0	0B

A During year 12, the Lifetime Income Amount withdrawal causes the Contract Value to reduce to zero.  At that time, the Guaranteed Withdrawal Balance and the Lifetime Income Amount are both greater than zero and the Contract enters the Settlement Phase.  No additional premiums will be accepted and no rider charge will be deducted.  All other rights and benefits under the Contract terminate.

B The Lifetime Income Amount continues to be available as long as the Covered Person remains alive, even when the Guaranteed Withdrawal Balance reduces to zero.

Example 6.  Assume the rider was issued on the Contract Date, and assume a single premium of $100,000 at Covered Person’s age 55, no additional premiums are paid, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 5.  Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$0	$5,000A	$100,000
2	0	5,250	N/A	0	5,000	105,000
3	0	5,500	N/A	0	5,000	110,000
4	0	5,750	N/A	0	5,000	115,000
5	0	6,000	N/A	6,000B	0	120,000
6	0	6,000	N/A	6,000	0	114,000B
7	0	6,000	N/A	6,000	0	108,000
8	0	6,000	N/A	6,000	0	102,000
9	0	6,000	N/A	6,000	0	96,000
10	0	6,000	N/A	6,000	0	90,000
11	0	6,000D	$4,200C	4,200D	0	84,000
12	0	6,000	4,200	4,200	0	79,800
13	0	6,000	4,200	4,200	0	75,600
14	0	6,000	4,200	4,200	0	71,400
15	0	6,000	4,200	4,200	0	67,200

A There is no withdrawal during the first five Contract Years so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the total premiums paid to date (0.05 X $100,000 = $5,000).

B There are withdrawals equal to the Guaranteed Withdrawal Amount ($6,000) beginning in year 5. These withdrawals do not exceed the Guaranteed Withdrawal Amount so the Guaranteed Withdrawal Amount is not reset, but the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,000 - $6,000 = $114,000).

C The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $84,000 = $4,200). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

D At the Covered Person’s age 65, the Guaranteed Withdrawal Amount and the Lifetime Income Amount are not equal.  The Guaranteed Withdrawal Amount of $6,000 can continue to be taken until the Guaranteed Withdrawal Balance reduces to zero.  Or the Lifetime Income Amount of $4,200 can be taken as long as the Covered Person is alive.  This example shows Lifetime Income Amount withdrawals beginning at age 65.

Example 7. Assume the rider was issued on the Contract Date, and assume premiums of $10,000 annually beginning at Covered Person’s age 53 and premiums ending at age 64, no withdrawals are taken until age 65, and the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible step-up dates, so there is no step-up.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Guaranteed Withdrawal Balance
1	$10,000	$500	N/A	$0	$500	$10,000
2	10,000	1,025	N/A	0	1,000A	20,500
3	10,000	1,575	N/A	0	1,500	31,500
4	10,000	2,150	N/A	0	2,000	43,000
5	10,000	2,750	N/A	0	2,500	55,000
6	10,000	3,375	N/A	0	3,000	67,500
7	10,000	4,025	N/A	0	3,500	80,500
8	10,000	4,700	N/A	0	4,000	94,000
9	10,000	5,400	N/A	0	4,500	108,000
10	10,000	6,125	N/A	0	5,000	122,500
11	10,000	6,875	N/A	0	0B	137,500
12	10,000	7,375	N/A	0	0	147,500
13	0	7,375	$7,375C	7,375	0	147,500

A There is no withdrawal during the second Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance.  The bonus is equal to 5% of the total premiums paid to date (0.05 X $20,000 = $1,000).

B The bonus is applied in the first 10 years following the rider effective date (and up to age 80 of the covered person) so the bonus is 0 in years 11 and on.

C The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $147,500 = $7,375). At this point, the Lifetime Income Amount is payable until the death of the Covered Person.

Example 8.  Assume a single premium of $100,000 at age 64 with a Rider Effective Date of June 1, 2012, no additional premiums are made, the Guaranteed Withdrawal Balance steps-up at the end of Contract Year 2, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 which results in a reset. Since withdrawals are taken every year, there are no bonuses.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$100,000	$5,000	N/A	$5,000	$94,523	$100,000
2	0	5,000	$4,750A	5,000	102,971 B	95,000
3	0	5,148 C	5,148C	5,148	97,001	102,971B
4	0	5,148	5,148	5,148	91,854	97,823
5	0	5,148	5,148	10,000D	77,867	92,675
6	0	3,893D	3,893D	3,893	71,398	77,867D

A The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person’s 65th birthday. The Lifetime Income Amount is equal to 5% of the Guaranteed Withdrawal Balance on that Contract Anniversary (0.05 X $95,000 = $4,750). In this example, since withdrawals were taken prior to the Contract Anniversary following the Contract Year in which the Covered Person has reached age 65, the initial Lifetime Income Amount is less than the Guaranteed Withdrawal Amount.

B At the end of Contract Year 2, the Contract Value in this example, $102,971 is greater than the Guaranteed Withdrawal Balance ($95,000 - $5,000 = $90,000). The Guaranteed Withdrawal Balance will step-up to equal the Contract Value of $102,971.

C Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $102,971 = $5,148). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up ($4,750) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (0.05 X $102,971 = $5,148).

D At the end of year 5, there is a withdrawal of $10,000, which is greater than both the Guaranteed Withdrawal Amount and the Lifetime Income Amount.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($77,867) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($92,675 - $10,000 = $82,675). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount and the Lifetime Income Amount will both be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,148) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $77,867 = $3,893). The Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal ($5,148) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (0.05 X $77,867 = $3,893).

Example 9.  Assume the rider was issued on the Contract Date, June 1, 2012, and assume a single premium of $50,000 at Covered Person’s age 50, no additional premiums are paid, a withdrawal of $10,000 is taken at the end of Contract Year 5 and no other withdrawals are taken.

Contract Year	Premiums	Guaranteed Withdrawal Amount	Lifetime Income Amount	Withdrawal Taken	Bonus	Hypothetical Contract Value	Guaranteed Withdrawal Balance
1	$50,000	$2,500	N/A	$0	$2,500	$47,300A	$50,000
2	0	2,625	N/A	0	2,500	49,671A	52,500
3	0	2,750	N/A	0	2,500	51,802A	55,000
4	0	2,875	N/A	0	2,500	52,711A	57,500
5	0	3,000	N/A	10,000B	0	45,326B	60,000
6	0	2,266B	N/A	0	2,266C	45,141A	45,326B
7	0	2,379	N/A	0	2,266	46,151 A	47,592
8	0	2,492	N/A	0	2,266	47,128 A	49,858
9	0	2,606	N/A	0	2,266	52,009A	52,124
10	0	2,719	N/A	0	2,266	53,982A	54,390

A The Contract Value on the contract anniversary is less than the Guaranteed Withdrawal Balance so no step-up occurs.

B At the end of year 5, there is a withdrawal of $10,000.  Since this is an Excess Withdrawal, the Guaranteed Withdrawal Balance will be reset to the lesser of (a) the Contract Value after the withdrawal ($45,326) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($60,000 - $10,000 = $50,000). Since the Guaranteed Withdrawal Balance was reset, the Guaranteed Withdrawal Amount will be reset.  The Lifetime Income Amount has not been calculated yet so it will not be reset.  The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($3,000) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance (0.05 X $45,326 = $2,266).

C There is no withdrawal during the sixth Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. Because a reset has occurred due to an Excess Withdrawal, the bonus will be 5% of the previously stepped-up or reset Guaranteed Withdrawal Balance (0.05 X $45,326= $2,266).

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

"-----------------------------------------------------------------------------------------------------------------------------------------------

To order a copy of the Statement of Additional Information you must complete and mail the form below, or you may call
(800) 616-3670 to order a copy.

To:	Kansas City Life Insurance Company
Variable Administration Department
P.O. Box 219364
Kansas City, Missouri 64121-9364

Please mail a copy of Statement of Additional Information for the Kansas City Life Variable Annuity Separate Account to:

Name:___________________________________________________________________________________________

Address:_________________________________________________________________________________________

City:_________________________________________	State:_________________________	Zip:_____________

Signature of Requestor:__________________________________________________________	Date:____________

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Annuity Separate Account

Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for an individual flexible premium deferred variable annuity contract ("Contract") we offer.  This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information.  Terms defined in the Prospectus have the same meaning in this Statement of Additional Information.  You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2020.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS
THE CONTRACT
The entire Contract is made up of the contract and the application.  The statements made in the application are deemed representations and not warranties.  We cannot use any statement to deny a claim or to void the Contract unless it is in the application and we attach a copy of the application to the Contract at issue.
INCONTESTABILITY
We will not contest the Contract after it has been in force during the Annuitant's lifetime for two years from the Contract Date of the Contract.
MISSTATEMENT OF AGE OR SEX
If the age or sex of the Annuitant has been misstated, the amount that we will pay is the amount that the Proceeds would have purchased at the correct age and sex.
If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% (compounded annually) will be a debt against the Contract.  If you do not repay this amount, we will reduce future payments accordingly.
If an underpayment is made because of an error in age or sex, we will calculate any annuity payments at the correct age and sex and we will adjust future payments.  We will pay the underpayment with interest at 3% (compounded annually) in a single sum.
NON-PARTICIPATION
The Contract is not eligible for any dividends and will not participate in our surplus earnings.
TAX STATUS OF THE CONTRACTS
Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.
Diversification Requirements.  The Internal Revenue Code (“Code”) requires that the investments of each investment division of the separate account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for federal income tax purposes.  It is intended that the Variable Account, through each Portfolio of the Funds, will satisfy these diversification requirements.
Owner Control.  In certain circumstances, owners of variable annuity contracts have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets.  When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets.  There is little guidance in this area, and some features of the Contract, such as the flexibility of an Owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings.  While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.
Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract.  Specifically, section 72(s) requires that:  (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death.  These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death.  The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.  However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued.  We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.
Other rules may apply to Qualified Contracts.
CONTROL OF THE CONTRACT
OWNERSHIP
The Annuitant is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your Contract.  These rights and privileges end at the Annuitant’s death.
The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.
CHANGE OF OWNERSHIP
You may change the ownership of this Contract by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed but will have no effect on any payment made or other action taken by us before we receive it.  We may require that the Contract be submitted for endorsement to show the change.
Certain federal income tax consequences may apply to a change of ownership on Non-Qualified Contracts.  You should consult with your tax adviser before requesting any changes of ownership on a Non-Qualified Contract.
ASSIGNMENT
An assignment is a transfer of some or all of your rights under this Contract.  No assignment will be binding on us unless made in writing and filed at our Home Office.  We assume no responsibility for the validity or effect of any assignment.
Certain federal income tax consequences may apply to an assignment.  You should consult with your tax adviser before requesting an assignment.
BENEFICIARY
The Beneficiary is shown on the application or in the last Beneficiary designation filed with us.  Death benefit Proceeds will be paid to the Beneficiary except as provided below.
If any Beneficiary dies before the Annuitant, that Beneficiary’s interest will pass to any other Beneficiaries according to their respective interest.
If all Beneficiaries die before the Annuitant, we will pay death benefit Proceeds to you, if living, otherwise to your estate or legal successors.
Unless you have waived the right to do so, you may change the Beneficiary by filing a Written Notice in a form satisfactory to us.  In order to be effective, the Written Notice for change of Beneficiary must be signed while your Contract is in force and the Annuitant is living.  The change will be effective on the date your Written Notice was signed but will have no effect on any payment made or other action taken by us before we receive it.
The interest of any Beneficiary will be subject to:
•	any assignment of this Contract which is binding on us; and
•	any optional settlement agreement in effect at the Annuitant’s death.
SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT
We will pay death benefit Proceeds as though the Beneficiary died before the Annuitant if:
•	the Beneficiary dies at the same time as or within 15 days of the Annuitant’s death; and
•	we have not paid the Proceeds to the Beneficiary within this 15-day period.

SALE OF THE CONTRACTS
We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. (“Sunset Financial”).  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.
Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker‑dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.
Sunset Financial will enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.
We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with broker-dealers who have entered into selling agreements.
Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2017	$133,640.78	$133,640.78
2018	$138,852.99	$138,852.99
2019	$141,023.45	$141,023.45
* Includes sales compensation paid to registered persons of Sunset Financial.
CALCULATION OF YIELDS AND TOTAL RETURNS
From time to time, we may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount.  Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission (“SEC”).
Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios.  The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract.  Premium taxes currently range from 0% to 3.5% of premium based on the state in which the Contract is sold.
FEDERATED GOVERNMENT MONEY FUND II SUBACCOUNT YIELDS
From time to time, advertisements and sales literature may quote the current annualized yield of the Federated Government Money Fund II Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Federated Government Money Fund II or on its portfolio securities.
This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one unit of the Federated Government Money Fund II Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.
The net change in account value reflects:
•	net income from the Federated Government Money Fund II attributable to the hypothetical account; and
•	charges and deductions imposed under the Contract which are attributable to the hypothetical account.
The charges and deductions include the per unit charges for the hypothetical account for:

•	the asset-based administration charge; and
•	the mortality and expense risk charge.
Because of the charges and deductions imposed under the Contract, the yield for the Federated Government Money Fund II Subaccount will be lower than the yield for the Federated Government Money Fund II.
The current and effective yields on amounts held in the Federated Government Money Fund II Subaccount normally will fluctuate on a daily basis.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  The Federated Government Money Fund II Subaccount's actual yield is affected by:
•	changes in interest rates on money market securities;
•	average portfolio maturity of the Federated Government Money Fund II;
•	the types and quality of portfolio securities held by the Federated Government Money Fund II; and
•	the Federated Government Money Fund II's operating expenses.
Yields on amounts held in the Federated Government Money Fund II Subaccount may also be presented for periods other than a seven-day period.
OTHER SUBACCOUNT YIELDS
From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Federated Government Money Fund II Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period that is assumed to be generated each period over a 12-month period.
The yield is computed by:
•	dividing the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses for the period; by
•	the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by
•	compounding that yield for a six-month period; and by
•	multiplying that result by two. Expenses attributable to the Subaccount include the asset-based administration charge and mortality and expense risk charge.
Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount will be lower than the yield for the corresponding Fund’s Portfolio.
The yield on the amounts held in the Subaccounts normally will fluctuate over time.  Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.  A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Portfolio and its operating expenses.
STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS
From time to time, sales literature or advertisements may also quote standard subaccount average annual total returns for the Subaccounts for various periods of time.
When a Subaccount has been in operation for one, five and 10 years, respectively, the standard subaccount average annual total return for these periods will be provided.  Standard subaccount average annual total returns for other periods of time may, from time to time, also be disclosed.
Standard subaccount average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods.  The ending date for each period for which total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication that will be stated in the communication.
We will calculate standard subaccount average annual total returns using Subaccount unit values which we calculate on each valuation day based on:

•	the performance of the Subaccount's underlying Portfolio;
•	the deduction fee for the asset-based administration charge; and
•	mortality and expense risk charge.
OTHER TOTAL RETURNS
Adjusted Historic Portfolio Average Annual Total Return.  From time to time, sales literature or advertisements may also quote total returns for periods prior to the date the Variable Account began operations.  Such performance information will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.
SAFEKEEPING OF ACCOUNT ASSETS
We hold the title to the assets of the Variable Account.  The assets are kept physically segregated and held separate and apart from our Account assets and from the assets in any other separate account.
Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Subaccounts.
Our officers and employees are covered by an insurance company blanket bond issued by Fidelity and Deposit Company of Maryland to Kansas City Life in the amount of $5,000,000.  The bond insures against dishonest and fraudulent acts of officers and employees.
STATE REGULATION
We are subject to regulation and supervision by the Department of Insurance of the State of Missouri, which periodically examines our affairs.  We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business.  A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold.  We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.
RECORDS AND REPORTS
We will retain all records and accounts relating to the Variable Account.  As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the Owner's last known address of record.
LEGAL MATTERS
All matters relating to Missouri law pertaining to the Contracts, including the validity of the Contracts and Kansas City Life's authority to issue the Contracts, have been passed upon by A. Craig Mason Jr., General Counsel of Kansas City Life. Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws.
EXPERTS
The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2019 and 2018 and for each of the years in the four-year period ended December 31, 2019; the statement of net assets of the Kansas City Life Variable Annuity Separate Account (Variable Account) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the four-year period then ended; have been included herein in reliance upon the report of BKD, LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
OTHER INFORMATION
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information.  Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information.  Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries.  For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.
FINANCIAL STATEMENTS
The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:
•	consolidated balance sheets as of December 31, 2019 and 2018; and
•	related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2019.
The following financial statements for the Variable Account are included in this Statement of Additional Information:
•	statement of net assets as of December 31, 2019; and
•
related statement of operations for the period or year ended December 31, 2019, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2019, and financial highlights for each of the periods or years in the five-year period ended December 31, 2019.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

Financial Information
Amounts in thousands, except share data, security counts, claims counts, or as otherwise noted.

Kansas City Life Insurance Company
Consolidated Balance Sheets
	December 31
	2019	2018
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2019 - $2,776,856; 2018 - $2,693,860)	$2,951,137	$2,704,079
Equity securities, at fair value (cost: 2019 - $10,614; 2018 - $14,614)	11,272	14,424
Mortgage loans	577,699	639,559
Real estate	183,016	186,994
Policy loans	87,499	88,066
Short-term investments	75,426	58,172
Other investments	9,156	5,355
Total investments	3,895,205	3,697,189

Cash	14,234	31,689
Accrued investment income	32,142	31,535
Deferred acquisition costs	286,682	291,168
Reinsurance recoverables	378,772	366,196
Other assets	181,629	179,975
Separate account assets	431.201	373,734
Total assets	$5,219,865	$4,971,486

LIABILITIES
Future policy benefits	$1,331,215	$1,279,034
Policyholder account balances	2,237,700	2,261,860
Policy and contract claims	55,997	47,274
Other policyholder funds	170,776	174,984
Other liabilities	182,245	142,894
Separate account liabilities	431,201	373,734
Total liabilities	4,409,134	4,279,780

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,025	41,025
Retained earnings	928,380	914,411
Accumulated other comprehensive income (loss)	59,506	(45,550)
Treasury stock, at cost (2018 and 2017 - 8,813,266 shares)	(241,301)	(241,301)
Total stockholders’ equity	810,731	691,706
Total liabilities and stockholders’ equity	$5,219,865	$4,971,486

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income

	Year Ended December 31
	2019	2018	2017
REVENUES
Insurance revenues:
Net premiums	$223,227	$193,593	$179,936
Contract charges	125,886	116,916	114,028
Total insurance revenues	349,113	310,509	293,964
Investment revenues:
Net investment income	148,349	141,315	145,825
Net investment gains	9,133	2,840	4,555
Total investment revenues	157,482	144,155	150,380
Other revenues	6,098	6,368	6,413
Total revenues	512,693	461,032	450,757

BENEFITS AND EXPENSES
Policyholder benefits	257,621	227,202	210,799
Interest credited to policyholder account balances	78,520	74,308	72,921
Amortization of deferred acquisition costs	35,948	40,616	34,770
Operating expenses	111,154	101,720	102,898
Total benefits and expenses	483,243	443,846	421,388
Income before income tax expense (benefit)	29,450	17,186	29,369
Income tax expense (benefit)	5,023	1,514	(22,172)
NET INCOME	$24,427	$15,672	$51,541

COMPREHENSIVE INCOME (LOSS), NET OF TAXES
Changes in:
Net unrealized gains (losses) on securities available for sale	$129,609	$(65,062)	$788
Effect on deferred acquisition costs, value of business acquired, and deferred revenue liabilities	(11,608)	8,867	1,254
Policyholder liabilities	(15,987)	11,354	2,008
Benefit plan obligations	3,042	(5,823)	6,439
Other comprehensive income (loss)	105,056	(50,664)	10,489

COMPREHENSIVE INCOME (LOSS)	$129,483	$(34,992)	$62,030

Basic and diluted earnings per share:
Net income	$2.52	$1.62	$5.32

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Stockholders’ Equity
	Year Ended December 31
	2019	2018	2017

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL, beginning and end of year	41,025	41,025	41,025

RETAINED EARNINGS
Beginning of year	914,411	908,022	868,054
Net income	24,427	15,672	51,541
Stockholder dividends (2019, 2018, and 2017 - $1.08 per share)	(10,458)	(10,457)	(10,458)
Cumulative effect of adoption of new accounting principle	—	1,174	(1,115)
End of year	928,380	914,411	908,022

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year	(45,550)	6,288	(5,316)
Other comprehensive income (loss)	105,056	(50,664)	10,489
Cumulative effect of adoption of new accounting principle	—	(1,174)	1,115
End of year	59,506	(45,550)	6,288

TREASURY STOCK, at cost, beginning and end of year	(241,301)	(241,301)	(241,301)

TOTAL STOCKHOLDERS’ EQUITY	$810,731	$691,706	$737,155
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31
	2019	2018	2017
OPERATING ACTIVITIES
Net income	$24,427	$15,672	$51,541
Adjustments to reconcile net income to net cash provide by operating activities:
Amortization of investment premium and discount	3,321	3,453	3,026
Depreciation and amortization	8,367	5,802	5,727
Acquisition costs capitalized	(48,443)	(43,389)	(41,845)
Amortization of deferred acquisition costs	35,948	40,616	34,770
Net investment gains	(9,133)	(2,840)	(4,555)
Changes in assets and liabilities:
Reinsurance recoverables	(12,576)	52,937	2,294
Future policy benefits	32,274	26,248	12,583
Policyholder account balances	(43,516)	(32,096)	(28,338)
Income taxes payable and deferred	5,960	2,477	(25,741)
Other, net	3,503	(3,798)	5,054
Net cash provided	132	65,082	14,516

INVESTING ACTIVITIES
Purchases:
Fixed maturity securities	(342,477)	(275,591)	(332,552)
Equity securities	—	(58)	(45)
Mortgage loans	(25,036)	(65,557)	(105,354)
Real estate	(1,975)	(7,282)	(5,304)
Policy loans	(10,969)	(9,469)	(11,006)
Other investments	(2,712)	(2,074)	(1,242)
Property and equipment	(2,379)	(20,448)	(2,289)
Sales or maturities, calls, and principal paydowns:
Fixed maturity securities	263,411	307,167	326,923
Equity securities	4,000	824	4,075
Mortgage loans	87,157	75,636	85,891
Real estate	3,084	12,734	2,205
Policy loans	11,535	11,685	12,722
Other investments	2,176	2,712	1,786
Property and equipment	5,572	932	415
Net purchases of short-term investments	(16,714)	(12,930)	(4,669)
Acquisition of Grange Life, net of cash acquired	—	(62,447)	—
Receipts from post-acquisition purchase price adjustments	1,663	—	—
Net cash used	(23,664)	(44,166)	(28,444)

Kansas City Life Insurance Company

Consolidated Statements of Cash Flows (Continued)

Year Ended December 31
2019	2018	2017
FINANCING ACTIVITIES
Deposits on policyholder account balances	$223,058	$217,344	$226,313
Withdrawals from policyholder account balances	(207,242)	(206,444)	(203,249)
Net transfers from separate accounts	3,500	4,386	5,625
Change in other deposits	(2,666)	(3,560)	(4,429)
Cash dividends to stockholders	(10,458)	(10,457)	(10,458)
Post-acquisition contingent liability fulfillment	(115)	—	—
Net cash provided	6,077	1,269	13,802

Increase (decrease) in cash	(17,455)	22,185	(126)
Cash at beginning of year	31,689	9,504	9,630
Cash at end of year	$14,234	$31,689	$9,504

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements
1. Nature of Operations and Significant Accounting Policies

Business
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia.  The consolidated entity (the Company) offers a diversified portfolio of individual insurance, annuity, and group life and health products through its four life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Sunset Life Insurance Company of America (Sunset Life), Old American Insurance Company (Old American), and Grange Life Insurance Company (Grange Life) are wholly-owned insurance subsidiaries.  The Company also has non-insurance subsidiaries that individually and collectively are not material.  The terms "the Company," "we," "us," and "our" are used in these consolidated financial statements to refer to Kansas City Life Insurance Company and its subsidiaries.
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  For additional information on our segments, please see Note 18 - Segment Information.
Basis of Presentation
The consolidated financial statements and the accompanying notes to the consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life, Old American, and Grange Life.  Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to prior period results to conform with the current period’s presentation.
Business Changes
There were no business changes during 2019.
In October 2018, the Company acquired all of the issued and outstanding stock of Grange Life Insurance Company from Grange Mutual Casualty Company, for approximately $75 million, subject to certain adjustments under the terms of the agreement.  For additional information regarding the acquisition of Grange Life, please see Note 2 - Acquisition.

Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Significant estimates required in the preparation of the consolidated financial statements include the fair value of invested assets, deferred acquisition costs (DAC), deferred income taxes, goodwill and other intangibles, value of business acquired (VOBA), deferred revenue liability (DRL), policyholder account balances, future policy benefits, policy and contract claim liabilities, reinsurance, and pension and other postemployment benefits.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Significant Accounting Policies
Investments
Valuation of Investments and Other-than-Temporary Impairments
Our principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to at least three primary sources of investment risk, including: credit, interest rate, and liquidity.
Fixed maturity securities, which are all classified as available for sale, are carried at fair value in the Consolidated Balance Sheets, with unrealized gains or losses recorded in accumulated other comprehensive income (loss).  The unrealized gains or losses are recorded net of the adjustment to policyholder liabilities, DAC, VOBA, and DRL to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.  The adjustments to DAC, VOBA, and DRL represent changes in the amortization that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustments to policyholder liabilities represent the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were different from the then-current effective portfolio rate.  The amortized cost of a security is adjusted for declines in value that are determined to be other-than-temporary.  Other-than-temporary impairment losses are reported as a component of investment revenues in the Consolidated Statements of Comprehensive Income, which also presents the amount of non-credit impairment losses for certain fixed maturity securities that are reported in accumulated other comprehensive income (loss).  See Note 4 - Investments for additional discussion of our considerations related to other-than-temporary impairments.  For additional information regarding fair value, please see Note 5 - Fair Value Measurements.
Equity securities are carried at fair value.  Beginning with the adoption of Accounting Standards Update (ASU) No. 2016-01 on January 1, 2018, changes in the fair value of equity securities are recognized through net income.  Prior to January 1, 2018, unrealized gains or losses were recorded in accumulated other comprehensive income (loss).
Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  A loan is considered impaired if it is probable that all contractual amounts due will not be collected.  The allowance for loan losses is maintained at a level believed by management to be adequate to absorb potential future incurred credit losses.  Management’s periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors, along with specific risks related to specific loans.  Loans in foreclosure, loans considered to be impaired, and loans with amounts past due 90 days or more are placed on non-accrual status.
Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development, and affordable housing real estate joint ventures.  Real estate joint ventures are consolidated when required.  The initial cost of the non-consolidated affordable housing real estate joint ventures is amortized in proportion to the tax credits and other tax benefits received and the net investment performance is recognized in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  The investments in other non-consolidated real estate joint ventures are recorded using the equity method of accounting, in which the initial cost of the investment is adjusted for earnings and cash contributions or distributions.
Policy loans are carried at their outstanding principal amount.
Short-term investments include highly-liquid investments in institutional money market funds that are carried at net asset value (NAV).
The Company has hedge positions classified as derivatives that are included in Other Investments in the Consolidated Balance Sheets.  These derivative assets are recorded at fair value and are established in relation to the Company's indexed universal life portfolio.  The index credit portion of the reserves associated with the indexed universal life products are considered to be embedded derivatives and are accounted for at fair value and are included in Policyholder Account Balances in the Consolidated Balance Sheets.  The value of the reserves will fluctuate depending on market conditions.  Changes in market values can result in significant fluctuations to realized gains and losses in the Consolidated Statements of Comprehensive Income.
Investment Income
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method, with the exception of premiums on callable fixed maturity securities, which are amortized to the earliest call date.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Future Policy Benefits
We establish liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, group life insurance, and accident and health insurance.  These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue or at the time of acquisition for investment yields, mortality, and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.  The 2008 Valuation Basic Table, the 2001 Valuation Basic Table, and the 1975-1980 Select and Ultimate Basic Table serve as the bases for most mortality assumptions.
Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue or at the time of acquisition.  The 2012 Individual Annuity Reserving Table, the Annuity 2000 Table, the 1983 Individual Annuity Mortality Table, and the 1971 Individual Annuity Mortality Table serve as the bases for most immediate annuity and supplementary contract mortality assumptions.
Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred-but-not-reported (IBNR).  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends, and industry experience.
The following table provides detail about the composition of future policy benefits at December 31.
	2019	2018
Life insurance	$1,004,148	$976,310
Immediate annuities and supplementary contracts with life contingencies	292,590	267,343
Accident and health insurance	34,477	35,381
Future policy benefits	$1,331,215	$1,279,034
Policyholder Account Balances
Policyholder account balances are deposit-type contracts, including universal life insurance and fixed annuity contracts, and investment-type contracts.  Liabilities for policyholder account balances are included without reduction for potential surrender charges.  These liabilities originate from new deposits and conversions from other products.  Policyholder account balances are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to DAC, as discussed below.  Interest on policyholder account balances is credited as earned.
On an ongoing basis, we perform testing and analysis on our blocks of business to ensure the assumptions made remain viable.  We also periodically perform sensitivity testing on these blocks of business to ensure we maintain the capacity to meet an increase in policyholder benefits, namely increased surrenders, policy loans, or other policyholder elective withdrawals.  If it is determined that our established reserves are not adequate, additional reserves will be added.
Crediting rates for universal life insurance and fixed annuity products ranged from 1.00% to 5.50% in 2019, 2018, and 2017.
The following table provides detail about the composition of policyholder account balances at December 31.
	2019	2018
Universal life insurance	$1,087,984	$1,086,286
Fixed annuities	1,096,588	1,122,776
Immediate annuities and supplementary contracts without life contingencies	53,128	52,798
Policyholder account balances	$2,237,700	$2,261,860

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Deferred Acquisition Costs
DAC, principally agent commissions and other selling, selection, and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred.  At least annually, we review our DAC capitalization policy and the specific items which are capitalized under existing guidance.
Policy acquisition costs associated with traditional life products are deferred and amortized over the premium paying period.  Assumptions related to DAC on traditional life insurance products are typically determined at inception and remain unchanged with any future premium deficiency recorded first as a reduction of DAC.
Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts.  Estimated gross profits for interest sensitive and variable insurance products are projected using assumptions as to net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  At the issuance of policies, projections of estimated gross profits are made.  These projections are then replaced by actual gross profits over the lives of the policies. In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits.  Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income in the period such an unlocking is deemed appropriate.  See the Unlocking and Refinements in Estimates section below for additional information.
The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
DAC is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC, the asset will be adjusted downward with the adjustment recorded as an expense in the current period.
The following table provides information about DAC at December 31.
	2019	2018
Balance at beginning of year	$291,168	$277,182
Capitalization of commissions and expenses	48,443	43,389
Gross amortization	(48,375)	(53,251)
Accrual of interest	12,427	12,635
Change in DAC due to the change in unrealized investment gains or losses	(16,981)	11,213
Balance at end of year	$286,682	$291,168
Value of Business Acquired
The concept of VOBA is no longer applied to business combinations.  Rather, under current guidance for business combinations, all assets and liabilities are reported at fair value at acquisition and an intangible asset or liability may result due to differences between fair value and consideration paid.  However, prior to the adoption of Accounting Standards Codification (ASC) No. 805 Business Combinations, a portion of the purchase price was allocated to a separately identifiable intangible asset, VOBA, when a new block of business was acquired or when an insurance company was purchased.  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  VOBA is reported as a component of other assets with related amortization included in operating expenses.  Amortization of VOBA occurs with interest over the anticipated life of the underlying business to which it relates, initially 15 to 30 years.  The assumptions regarding future experience on interest sensitive business can affect the carrying value of VOBA, similar to DAC.  These assumptions include interest spreads, mortality, expense margins, and policy and premium persistency experience.
The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
VOBA is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize VOBA, the asset will be adjusted downward with an expense recorded in the current period.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information about VOBA at December 31.
	2019	2018
Balance at beginning of year	$20,306	$20,297
Gross amortization	(4,230)	(4,875)
Accrual of interest	1,097	1,286
Change in VOBA due to the change in unrealized investment gains or losses	(4,643)	3,598
Balance at end of year	$12,530	$20,306
Interest accrued on the VOBA of one block of business was at the rates of 4.21% on the interest sensitive life block and 5.25% on the traditional life block, based upon the credited rates of the VOBA policies.  The VOBA on a separate acquired block of business used a 7.00% interest rate on the traditional life portion and a 5.40% interest rate on the interest sensitive portion, based upon rates appropriate at the time of acquisition.
Goodwill and Intangible Asset
We established goodwill for the future economic benefits arising from the acquisition of Grange Life.  Goodwill was valued at  $43.0 million at December 31, 2018.  Subsequent to December 31, 2018, certain post-acquisition adjustments, as defined under the contract, were made that resulted in a decrease of $0.7 million in goodwill.  The goodwill balance at December 31, 2019 was $42.3 million.  Goodwill is included in Other Assets in the Consolidated Balance Sheets.  Under GAAP, goodwill is assessed at least annually for impairment rather than being amortized.  As a result of our impairment assessment, we determined that goodwill was not impaired at December 31, 2019.
The acquisition of Grange Life generated an amortizable intangible asset, which is the difference between the fair value and book value of the net reserve liabilities acquired.  We evaluated the fair value and book value of all other assets and liabilities acquired and no other intangible assets were recognized at acquisition.  The intangible asset was valued at $20.0 million at December 31, 2019 and $21.1 million at December 31, 2018 and is included in Other Assets in the Consolidated Balance Sheets.
Deferred Revenue Liabilities
Deferred revenue liabilities represent the capitalization of revenues received from contracts as compensation for services to be provided by the Company in future periods.  Deferred revenue liabilities totaled $37.7 million at December 31, 2019 and $41.6 million at December 31, 2018.  Such loads and charges are reported as unearned revenue in the period received and are subsequently recognized as income over the policy benefit period, using the same assumptions and factors used to amortize DAC.  Similar to DAC, these amounts are amortized in relation to estimated gross profits for interest sensitive and variable insurance products.  However, unlike DAC, the amortization of the DRL results in the recognition of revenue rather than expense.  The DRL could be impacted by unlocking and refinements in estimates, as discussed in the following section.
Unlocking and Refinements in Estimates
Models and assumptions used to develop expected gross profits for interest sensitive and variable insurance products are reviewed at least annually based upon management’s current view of future events.  Key assumptions analyzed include net interest income, net realized investments gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  Management’s view primarily reflects Company experience but can also reflect emerging trends within the industry.  Short-term deviations in experience affect the amortization of DAC, VOBA, and DRL in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted.  If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions.  The DAC, VOBA, or DRL balance is immediately impacted by any assumption changes, with the change reflected through the Consolidated Statements of Comprehensive Income as an unlocking adjustment.  These adjustments can be positive or negative, and adjustments increasing the DAC asset are limited to amounts previously deferred plus interest accrued through the date of the adjustment.
We also consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements.  We consider such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to DAC, VOBA, and DRL in a manner similar to unlocking adjustments.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables summarize the effects of the refinements in estimates on all products and unlocking of assumptions on interest sensitive products in the Consolidated Statements of Comprehensive Income for the years ended December 31.  Positive numbers are increases to income and negative numbers are reductions to income.
	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
2019:
Unlocking	$(350)	$(538)	$763	$(125)
Refinement in estimate	708	—	17	725
	$358	$(538)	$780	$600

	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
2018:
Unlocking	$(884)	$(644)	$920	$(608)
Refinement in estimate	71	—	—	71
	$(813)	$(644)	$920	$(537)

	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
2017:
Unlocking	$(344)	$(1,246)	$(46)	$(1,636)
Refinement in estimate	(1,378)	—	2,004	626
	$(1,722)	$(1,246)	$1,958	$(1,010)
The unlocking in 2019 primarily resulted from unlocking surrender rates and reinsurance as well as refinements of expense loads.  These were partially offset by interest rate fluctuations.  The unlocking in 2018 primarily resulted from interest rate fluctuations.  The unlocking and refinements in 2017 were primarily driven by low interest rates and the implementation of specific cost of insurance charges for certain plans.  In addition, we recorded a $0.2 million reserve decrease in 2019, a $0.2 million reserve increase in 2018, and a $0.3 million reserve increase in 2017 related to the impacts of unlocking.
Additional refinements were made in 2019 as a result of the completed review of Grange Life valuation models.  Most refinements were the result of replacing simpler, more aggregate type calculations or assumptions with more detailed plan specifications or assumptions.  We recorded a $3.2 million reserve decrease in 2019 related to the Grange Life model refinements.  In addition, these refinements resulted in a $0.4 million increase in DAC included in the table above.
The impact to pre-tax income of all adjustments related to unlocking and refinements in estimates, including insurance revenues, amortization of DAC and VOBA, and policy holder benefits, was an increase of $4.1 million in 2019, a decrease of $0.7 million in 2018, and a decrease of $1.3 million in 2017.
Pensions and Other Postemployment Benefits (OPEB)
The measurement of pension and other postemployment benefit obligations and costs depends on a variety of assumptions.  Changes in the valuation of pension obligations and assets supporting this obligation can significantly impact the funded status.  Assumptions are made regarding the discount rate, expected long-term rate of return on plan assets, health care claim costs, health care cost trends, retirement rates, and mortality.  Generally, the discount rate, expected return on plan assets, and mortality tables have the most significant impact on the cost.  The components of benefit cost are included in Operating Expenses in the Consolidated Statements of Comprehensive Income.  See Note 13 - Pensions and Other Postemployment Benefits for further details.
Separate Accounts and Guaranteed Minimum Withdrawal Benefits (GMWB)
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues to the Company from separate accounts are derived from directly-issued policies and contracts, as well as reinsurance assumed business.  These revenues consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The rider is considered to be a financial derivative and, as such, is accounted for at fair value.  The value of the rider will fluctuate depending on market conditions, but is principally impacted by stock market volatility, interest rates, and equity market returns.  The change in value could have a material impact on earnings.  See Note 5 for further details.
Reinsurance
Consistent with the general practice of the life insurance industry, we enter into traditional indemnity reinsurance agreements with other insurance companies to support sales of selected new products and the in force business.  We cede reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.  See Note 15 - Reinsurance for additional information pertaining to our significant reinsurers, along with additional information pertaining to reinsurance.
Future policy benefits are not reduced for reinsurance ceded in the Consolidated Balance Sheets.  A reinsurance recoverable is established for these items.  Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits, and policyholder account balances.  All insurance related revenues, benefits, and expenses are reported net of reinsurance ceded in the Consolidated Statements of Comprehensive Income.
We have two large reinsurance assumed arrangements.  We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  These assumed policies and contracts are accounted for in a manner similar to that used for direct business.  We also acquired a block of variable universal life insurance policies and variable annuity contracts in 2013.  We receive fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances are not recorded as separate accounts on our financial statements.  The coinsurance portion of the transaction, which is invested in our fixed funds, is included in Future Policy Benefits in the Consolidated Balance Sheets.  We record these fixed fund accounts as a separate block under our general accounts.  We receive fees on both the separate accounts and the fixed fund accounts.
Property and Equipment
Property and equipment are stated at cost, depreciated over estimated useful lives using the straight-line method, and are included in Other Assets in the Consolidated Balance Sheets.  The home office is depreciated over 10 years to 50 years and furniture and equipment is depreciated over 3 years to 10 years.  The following table provides information about property and equipment at December 31.
	2019	2018
Land	$766	$766
Home office complex	21,562	21,126
Furniture and equipment	35,373	38,050
	57,701	59,942
Accumulated depreciation	(35,198)	(31,958)
Property and equipment	$22,503	$27,984
Depreciation expense totaled $2.5 million during 2019, $1.8 million during 2018, and $1.5 million during 2017.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Recognition of Revenues
Premiums
Premiums for traditional life insurance products are reported as revenue when due.  Premiums for immediate annuities with life contingencies are reported as revenue when received.  Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.  Premiums are reported net of reinsurance, as applicable.
Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, and surrender charges on policyholder account balances.  Cost of insurance relates to charges for mortality.  These charges are applied to the excess of the mortality benefit over the account value for universal life policies.  Expense loads are amounts that are assessed against the policyholder balance as consideration for origination and maintenance of the contract.  Surrender charges are fees on policyholder account balances upon cancellation or withdrawal of policyholder account balances consistent with policy terms.
An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.  If it is determined that it is appropriate to change the assumptions of future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated, and unlocking adjustments often reflect revisions to multiple assumptions.  In addition, we may also consider refinements in estimates for other unusual or one-time occurrences, such as administrative or actuarial system upgrades.  These items are applied to the appropriate financial statement line items, similar to unlocking adjustments.
Deposits
Deposits related to universal life, fixed annuity contracts, and investment-type products are credited to policyholder account balances.  Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as contract charges in the Consolidated Statements of Comprehensive Income.
Revenues from Contracts with Customers
We have certain types of non-insurance and non-investment revenue from contracts with customers.  These revenues are recognized when obligations under the terms of the contract are satisfied.  The amount of revenue recognized reflects the consideration we expect to be entitled to in exchange for those services.  For these revenues, the performance obligation is fulfilled as services are rendered.  These revenues equaled less than 1% of our total revenues for the years ended December 31, 2019 and December 31, 2018 and are not material to our consolidated financial statements.
Realized Gains (Losses)
We realize investment gains and losses from several sources, including write-downs of investments, the change in the allowance for mortgage loan losses, sales of investment securities and real estate, and the change in fair value of equity securities and derivative instruments.
Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes Kansas City Life, Sunset Life, Old American, and non-life insurance companies.  Grange Life files a separate federal income tax return.
Deferred income taxes are recorded based on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.
On December 22, 2017, the United States enacted tax reform legislation through the Tax Cuts and Jobs Act (TCJA), which significantly changed the existing U.S. tax laws, including a reduction in the corporate tax rate from 35% to 21%, as well as other changes.  As a result of enactment of the legislation, the Company incurred an additional one-time tax expense increase during the fourth quarter of 2018, primarily related to the remeasurement of certain deferred tax assets and liabilities.  The change in tax as a result of tax reform was a $30.5 million benefit and a $0.3 million expense as of December 31, 2017 and December 31, 2018, respectively.  For additional information, please see Note 12 - Income Taxes.
Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  We evaluate the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.

2. Acquisition
On October 1, 2018, the Company acquired all of the issued and outstanding stock of Grange Life Insurance Company (Grange Life) from Grange Mutual Casualty Company, for approximately $75 million, subject to certain adjustments under the terms of the agreement.  Additionally, the agreement provides for performance-related contingent consideration based on certain future revenues of both Grange Life and the Company over a three-year period from the closing date.
The purchase price was reduced $1.7 million during 2019 to settle certain items under the terms of the agreement.  Management established a contingent commission expense liability of $1.0 million during 2019, resulting in a total purchase price of approximately $74 million.
The acquisition resulted in goodwill, which is included in Other Assets in the Consolidated Balance Sheets.  Goodwill was valued at  $43.0 million at December 31, 2018.  During 2019, goodwill was reduced $0.7 million, the net of the purchase price adjustments mentioned above, resulting in a balance of $42.3 million at December 31, 2019.  None of the goodwill is expected to be deductible for tax purposes.
The acquisition generated an amortizable intangible asset, which is the difference between the fair value and book value of the net reserve liabilities acquired.  We evaluated the fair value and book value of all other assets and liabilities acquired and no other intangible assets were recognized at acquisition.  The intangible asset was valued at $20.0 million at December 31, 2019 and $21.1 million at December 31, 2018 and is included in Other Assets in the Consolidated Balance Sheets.
Grange Life is domiciled in the state of Ohio and is licensed in 15 states to sell traditional life insurance, universal life products, and fixed annuities.  The Ohio Department of Insurance approved the transaction.  The acquisition of Grange Life expanded our existing block of business and our insurance sales through access to a wider distribution network of independent agents.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Grange Life is included in the Individual Insurance segment.  The following table presents the Grange Life assets and liabilities acquired on October 1, 2018.  The pro forma combined revenue and earnings of the Company and Grange Life, and other disclosures as may be required, for the current reporting periods as though the acquisition date had been as of January 1, 2018 are not disclosed in this Annual Report.  The disclosure of this information is impracticable because Grange Life has not historically prepared GAAP financial statements.
Investments:
Fixed maturity securities available for sale, at fair value	$288,150
Policy loans	12,106
Short-term investments	13,587
Total investments	313,843

Cash	12,073
Reinsurance recoverables	233,486
Other assets	39,658
Total assets	599,060

Future policy benefits:
Life insurance	311,351
Immediate annuities	1,368
Accident and health insurance	1,017
Policyholder account balances:
Universal life insurance	172,449
Fixed annuities	54,593
Policy and contract claims	8,849
Other liabilities	17,933
Total liabilities	567,560

Net assets acquired	$31,500

The operating results of Grange Life were combined with our operating results subsequent to the acquisition date. Approximately $15.5 million of total revenues and $15.2 million of total benefits, expenses, and income taxes from Grange Life were included in the Consolidated Statements of Comprehensive Income for the year ended December 31, 2018.
3. New Accounting Pronouncements
Accounting Pronouncements Adopted During 2019
In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016-02 Leases (Topic 842).  Topic 842 includes a lessee model that requires most leases to be reported on the balance sheet.  This guidance, including subsequently issued amendments, became effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years.  We adopted this guidance effective January 1, 2019 with no material impact to our consolidated financial statements.
In January 2017, the FASB issued ASU No. 2017-04 Simplifying the Test for Goodwill Impairment.  This update simplified the subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test.  Under Step 2, an entity had to perform procedures to determine the fair value at the impairment testing date of its assets and liabilities following the procedure that would be required in determining the fair value of assets acquired and liabilities assumed in a business combination.  This update also eliminated the requirements for any reporting unit with a zero or negative carrying amount to perform a qualitative assessment.  This guidance is effective for fiscal years beginning after December 15, 2020, with early adoption allowed.  We early-adopted this guidance effective January 1, 2019 with no material impact to our consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
In March 2017, the FASB issued ASU No. 2017-08 Premium Amortization on Purchased Callable Debt Securities.  The amortization period for premiums is being shortened to the earliest call date.  This guidance became effective for fiscal years, and interim periods within those years, beginning after December 15, 2018.  We adopted this guidance effective January 1, 2019 with no material impact to our consolidated financial statements.
Accounting Pronouncements Issued, Not Yet Adopted
In June 2016, the FASB issued ASU No. 2016-13 Measurement of Credit Losses on Financial Instruments.  Under this guidance, the incurred loss impairment methodology currently used for loans and other financial instruments will be replaced by a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information concerning our credit loss estimates.  The measurement of expected credit losses will be based on current, historical, and forecasted information that impacts the collectability of the reported amount.  Any credit losses related to available for sale debt securities will be recorded through a valuation allowance that is established and adjusted over time.  The valuation allowance will be based on the probability of loss over the life of the instrument.  Our investments subject to this guidance include, but are not limited to, fixed maturity securities available for sale, mortgage loans, and reinsurance recoverables.  Additional disclosures will be required to provide information regarding significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an organization's portfolio.  The original effective date for this guidance, including subsequently issued amendments, was for fiscal years beginning after December 15, 2020 and interim periods within those fiscal years.  In November 2019, the FASB deferred the effective date of this guidance to fiscal years beginning after December 15, 2022, including interim periods within those fiscal years.  We are currently evaluating this guidance.
In August 2018, the FASB issued ASU No. 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts.  This update modifies the existing recognition, measurement, presentation, and disclosure requirements in ASC 944 Financial Services - Insurance (Topic 944).  It focuses on improving the timeliness of recognizing changes in the liability for future policy benefits and requires that the discount rate assumption be updated at each reporting date.  It simplifies the accounting for certain market-based options or guarantees associated with deposit contracts by requiring insurance entities to measure them at fair value.  It also simplifies the amortization of deferred acquisition costs by requiring amortization on a constant level basis over the expected term of the related contracts.  The original effective date for this guidance was for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020.  In November 2019, the FASB deferred the effective date of this guidance to fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024.  We are currently evaluating this guidance.
In August 2018, the FASB issued ASU No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement.  This update modifies the disclosure requirements for fair value measurements in ASC Topic 820 Fair Value Measurement.  Specific fair value measurement disclosure requirements are removed, modified, or added.  This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019.  The Company adopted this guidance effective January 1, 2020.  The guidance will not impact our earnings or financial position as the modifications only impact disclosures.
In August 2018, the FASB issued ASU No. 2018-14 Disclosure Framework - Changes to the Disclosure Requirements for Defined Benefit Plans.  This update modifies the disclosure requirements in ASC Subtopic 715-20 Compensation - Retirement Benefits - Defined Benefit Plans for employers that sponsor defined benefit pension or other postretirement plans.  Specific fair value measurement disclosure requirements are removed, added, or clarified.  This guidance is effective for fiscal years ending after December 15, 2020.  We are currently evaluating this guidance.  However, it will not impact our earnings or financial position as the modifications only impact disclosures.
All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to us at this time or were not expected to have a material impact to the consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

4. Investments

Fixed Maturity Securities
Securities by Asset Class
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2019.
	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and
obligations of U.S. Government	$180,659	$11,666	$19	$192,306
Federal agencies [1]	1,379	107	—	1,486
Federal agency issued residential
mortgage-backed securities [1]	107,865	8,491	53	116,303
Subtotal	289,903	20,264	72	310,095
Corporate obligations:
Industrial	438,868	22,366	79	461,155
Energy	162,863	11,627	6	174,484
Communications and technology	231,255	17,265	5	248,515
Financial	365,621	21,775	454	386,942
Consumer	653,215	31,352	348	684,219
Public utilities	288,736	20,807	383	309,160
Subtotal	2,140,558	125,192	1,275	2,264,475
Corporate private-labeled residential
mortgage-backed securities	18,420	1,844	—	20,264
Municipal securities	240,057	28,303	165	268,195
Other	76,417	1,059	1,444	76,032
Redeemable preferred stocks	11,501	575	—	12,076
Total	$2,776,856	$177,237	$2,956	$2,951,137
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2018.
	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and
obligations of U.S. Government	$179,208	$4,320	$382	$183,146
Federal agencies [1]	2,326	64	—	2,390
Federal agency issued residential
mortgage-backed securities [1]	108,943	4,120	146	112,917
Subtotal	290,477	8,504	528	298,453
Corporate obligations:
Industrial	479,823	6,978	7,110	479,691
Energy	166,231	4,461	4,362	166,330
Communications and technology	247,487	5,655	3,810	249,332
Financial	293,089	3,731	7,446	289,374
Consumer	594,892	4,717	13,963	585,646
Public utilities	266,358	6,265	6,728	265,895
Subtotal	2,047,880	31,807	43,419	2,036,268
Corporate private-labeled residential
mortgage-backed securities	26,849	1,993	—	28,842
Municipal securities	246,815	16,557	1,693	261,679
Other	67,338	169	2,080	65,427
Redeemable preferred stocks	14,501	—	1,091	13,410
Total	$2,693,860	$59,030	$48,811	$2,704,079
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
 Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale.  Expected maturities may differ from these contractual maturities since issuers or borrowers may have the right to call or prepay obligations.
	December 31, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$131,443	$132,475	$118,311	$119,083
Due after one year through five years	771,772	802,526	777,498	779,903
Due after five years through ten years	1,061,818	1,131,759	1,088,868	1,080,109
Due after ten years	593,664	649,790	493,252	502,078
Securities with variable principal payments	206,658	222,511	201,430	209,496
Redeemable preferred stocks	11,501	12,076	14,501	13,410
Total	$2,776,856	$2,951,137	$2,693,860	$2,704,079

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Unrealized Losses on Investments
At the end of each quarter, all fixed maturity securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  A formal review document is prepared no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.
We consider relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to:
•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels, and income results;

•	Significant management or organizational changes of the issuer;
•	Significant uncertainty regarding the issuer’s industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The intent and ability to hold a security until it recovers in value;
•	Whether we intend to sell a fixed maturity security and whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer’s industry.
To the extent we determine that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to earnings in the Consolidated Statements of Comprehensive Income and the cost basis of the underlying investment is reduced.  The portion of such impairment that is determined to be non-credit-related is reflected in other comprehensive income (loss) and accumulated other comprehensive income (loss).
There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary, and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties include but are not limited to:
•	The risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and credit enhancement levels and recovery values do not provide sufficient protection to contractual principal and interest;

•
The risk that fraudulent, inaccurate, or misleading information could be provided to our credit, investment, and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians, or other parties with interests in the security may have an unforeseen adverse impact on our investments;
•	The risk that new information obtained or changes in other facts and circumstances may lead us to change our intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that we will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.
Any of these situations could result in a charge to income in a future period.
Once a security is determined to have met certain of the criteria for consideration as being other-than-temporarily impaired, further information is gathered and evaluated pertaining to the particular security.  If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation.  If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the financial ability of the third-party guarantor is evaluated as a secondary source of repayment.  Such research is based upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor.  If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future.  Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities, and analyses performed by third parties.  This information is used to develop projected cash flows that are compared to the amortized cost of the security.
We may selectively determine that we no longer intend to hold a specific issue to its maturity.  If we make this determination and the fair value is less than the cost basis, the investment is written down to the fair value and an other-than-temporary impairment is recorded.  Subsequently, we seek to obtain the best possible outcome available for this specific issue and record an investment gain or loss at the disposal date.  The Company recorded a $0.6 million impairment of this kind in the year ended December 31, 2019.  No impairments of this kind were recorded in the years ended December 31, 2018 or December 31, 2017.
A discounted future cash flow calculation becomes the primary determinant of whether any portion and to what extent an unrealized loss is due to credit on loan-backed and similar asset-backed securities.  Such indications typically include below investment grade ratings and significant unrealized losses for an extended period of time, among other factors.  We identified 10 non-U.S. agency mortgage-backed securities that were determined to have such indications at December 31, 2019.  We identified 13 non-U.S. agency mortgage-backed securities that were determined to have such indications at December 31, 2018.  A discounted future cash flow analysis was performed for each of these securities to determine if any portion of the impairment was due to credit and deemed to be other-than-temporary.  The discount rate used in calculating the present value of future cash flows was the investment yield at the time of purchase for each security.  The initial default rates were assumed to remain constant or grade down over time, reflecting our estimate of stabilized collateral performance in the future for such securities.  An impairment is recognized as a realized loss in the Consolidated Statements of Comprehensive Income and the carrying value of the security is written down by the same amount.  The portion of an impairment that is determined not to be due to credit is recorded as a component of accumulated other comprehensive income (loss) in the Consolidated Balance Sheets.  No impairments of this kind were recorded in the years ended December 31, 2019 or December 31, 2018.  Impairments of this kind totaling less than $0.1 million were recorded in the year ended December 31, 2017.
Significant unrealized losses on securities can continue for extended periods of time, particularly for certain individual securities.  While this can be an indication of potential credit impairments, it can also be an indication of illiquidity in a particular sector or security.  In addition, the fair value of an individual security can be heavily influenced by the complexities of varying market sentiment or uncertainty regarding the prospects for an individual security.  Based upon the process described above, we are best able to determine if and to what extent credit impairment may exist in these securities by performing present value calculations of projected future cash flows at the conclusion of each reporting period.  By reviewing the most recent data available regarding the security and other relevant industry and market factors, we can modify assumptions used in the cash flow projections and determine the best estimate of the portion of any impairment that is due to credit at the conclusion of each period.
We monitor structured securities through a combination of an analysis of vintage, credit ratings, and other factors.  Structured securities include asset-backed, residential mortgage-backed securities, collateralized debt obligations, and other collateralized obligations.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2019.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$6,249	$10	$8,778	$9	$15,027	$19
Federal agency issued residential mortgage-backed securities [1]	2,304	53	15	—	2,319	53
Subtotal	8,553	63	8,793	9	17,346	72
Corporate obligations:
Industrial	6,116	54	3,066	25	9,182	79
Energy	3,078	6	—	—	3,078	6
Communications and technology	1,074	4	1,999	1	3,073	5
Financial	12,327	84	5,520	370	17,847	454
Consumer	22,540	273	8,975	75	31,515	348
Public utilities	21,795	249	5,224	134	27,019	383
Subtotal	66,930	670	24,784	605	91,714	1,275

Municipal securities	12,328	165	—	—	12,328	165
Other	10,298	44	16,100	1,400	26,398	1,444
Total	$98,109	$942	$49,677	$2,014	$147,786	$2,956
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2018.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$14,705	$32	$27,854	$350	$42,559	$382
Federal agency issued residential mortgage-backed securities [1]	922	5	7,135	141	8,057	146
Subtotal	15,627	37	34,989	491	50,616	528
Corporate obligations:
Industrial	111,282	2,274	120,592	4,836	231,874	7,110
Energy	45,514	815	60,229	3,547	105,743	4,362
Communications and technology	65,157	1,057	51,688	2,753	116,845	3,810
Financial	59,036	1,122	115,355	6,324	174,391	7,446
Consumer	157,293	2,723	200,584	11,240	357,877	13,963
Public utilities	39,772	1,289	96,603	5,439	136,375	6,728
Subtotal	478,054	9,280	645,051	34,139	1,123,105	43,419
Municipal securities	9,329	78	46,655	1,615	55,984	1,693
Other	10,908	110	38,856	1,970	49,764	2,080
Redeemable preferred stocks	7,202	299	6,208	792	13,410	1,091
Total	$521,120	$9,804	$771,759	$39,007	$1,292,879	$48,811
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides information regarding the number of fixed maturity securities with unrealized losses at December 31.
	2019	2018
Below cost for less than one year	63	258
Below cost for one year or more and less than three years	6	287
Below cost for three years or more	14	13
Total	83	558
We do not consider the unrealized losses related to these securities to be credit-related.  The unrealized losses at both December 31, 2019 and December 31, 2018 primarily related to changes in interest rates and market spreads subsequent to purchase.  A substantial portion of investment securities that have unrealized losses are either corporate debt issued with investment grade credit ratings or other investment securities.  Included in other investment securities are commercial mortgage-backed securities and asset-backed securities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2019.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$149,834	$147,016	$2,818
Unrealized losses of 20% or less and greater than 10%	908	770	138
Subtotal	150,742	147,786	2,956
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total investment grade	—	—	—
Below investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total below investment grade	—	—	—
Unrealized losses greater than 20%	—	—	—
Subtotal	150,742	147,786	2,956

Securities owned with realized impairment:
Unrealized losses of 10% or less	—	—	—
Unrealized losses of 20% or less and greater than 10%	—	—	—
Unrealized losses greater than 20%	—	—	—
Subtotal	—	—	—
Total	$150,742	$147,786	$2,956

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2018.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$1,287,248	$1,245,754	$41,494
Unrealized losses of 20% or less and greater than 10%	48,260	42,248	6,012
Subtotal	1,335,508	1,288,002	47,506
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	908	678	230
Twelve months or greater	—	—	—
Total investment grade	908	678	230
Below investment grade:
Less than twelve months	3,987	2,960	1,027
Twelve months or greater	—	—	—
Total below investment grade	3,987	2,960	1,027
Unrealized losses greater than 20%	4,895	3,638	1,257
Subtotal	1,340,403	1,291,640	48,763

Securities owned with realized impairment:
Unrealized losses of 10% or less	1,287	1,239	48
Unrealized losses of 20% or less and greater than 10%	—	—	—
Unrealized losses greater than 20%	—	—	—
Subtotal	1,287	1,239	48
Total	$1,341,690	$1,292,879	$48,811
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2019.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$5,946	4%	$56	2%
AA	50,797	34%	1,755	59%
A	50,612	34%	398	14%
BBB	39,446	27%	733	25%
Total investment grade	146,801	99%	2,942	100%
BB	—	—%	—	—%
B and below	985	1%	14	—%
Total below investment grade	985	1%	14	—%
	$147,786	100%	$2,956	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2018.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$66,034	5%	$1,929	4%
AA	189,896	15%	5,885	12%
A	484,822	38%	18,201	37%
BBB	536,458	41%	20,696	42%
Total investment grade	1,277,210	99%	46,711	95%
BB	6,263	—%	733	2%
B and below	9,406	1%	1,367	3%
Total below investment grade	15,669	1%	2,100	5%
	$1,292,879	100%	$48,811	100%
Our residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities that were rated below investment grade represented 43% of the fair value of the total below investment grade securities as of December 31, 2019, compared to 61% at December 31, 2018.
We held no non-income producing securities at December 31, 2019 or December 31, 2018.
We did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2019 or 2018.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following tables identify structured securities by credit ratings for all vintages owned at December 31.
	2019
	Fair Value	Amortized Cost	Unrealized Gains (Losses)
Corporate Private-Labeled Residential MBS:
Investment Grade	$1,626	$1,583	$43
Below Investment Grade	18,638	16,837	1,801
Total residential & non-agency MBS	20,264	18,420	1,844
Other structured securities:
Investment grade	76,032	76,417	(385)
Below investment grade	—	—	—
Total other structured securities	76,032	76,417	(385)
Total structured securities	$96,296	$94,837	$1,459
	2018
	Fair Value	Amortized Cost	Unrealized Gains (Losses)
Corporate Private-Labeled Residential MBS:
Investment Grade	$1,707	$1,704	$3
Below Investment Grade	27,135	25,145	1,990
Total residential & non-agency MBS	28,842	26,849	1,993
Other structured securities:
Investment grade	64,188	66,052	(1,864)
Below investment grade	1,239	1,286	(47)
Total other structured securities	65,427	67,338	(1,911)
Total structured securities	$94,269	$94,187	$82
The following table provides a reconciliation of credit losses recognized in earnings on fixed maturity securities for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income (loss) for the years ended December 31.
	2019	2018	2017
Credit losses on securities held at the beginning of the year	$4,381	$4,399	$13,224
Additions for increases (decreases) in the credit loss for which an other-than-temporary impairment was previously recognized when there was no intent to sell the security before recovery of its amortized cost basis	584	—	7
Reductions for securities sold	(520)	(18)	(8,819)
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	—	—	(13)
Credit losses on securities held at the end of the year	$4,445	$4,381	$4,399

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides the net unrealized gains (losses) reported in accumulated other comprehensive income (loss) on our investments in securities available for sale, at December 31.
	2019	2018	2017
Net unrealized gains	$174,281	$10,219	$94,110
Amounts resulting from:
DAC, VOBA, and DRL	(16,096)	(1,402)	(12,674)
Policyholder liabilities	(25,480)	(5,244)	(19,616)
Deferred income taxes	(27,866)	(748)	(12,980)
Total	$104,839	$2,825	$48,840

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.
	2019	2018	2017
Gross investment income:
Fixed maturity securities	$108,421	$100,162	$103,438
Equity securities	1,019	1,013	928
Mortgage loans	28,257	29,260	30,686
Real estate	20,919	21,760	21,669
Policy loans	5,974	5,667	5,421
Short-term investments	1,345	878	296
Other investments	118	120	105
Total	166,053	158,860	162,543
Less investment expenses	(17,704)	(17,545)	(16,718)
Net investment income	$148,349	$141,315	$145,825
Investment Gains (Losses)
The following table provides net investment gains (losses) by major category for the years ended December 31.
	2019	2018	2017
Fixed maturity securities	$2,139	$(367)	$2,470
Equity securities	4,112	(2,005)	1,608
Mortgage loans	293	143	(758)
Real estate	2,589	5,069	1,235
Net investment gains	$9,133	$2,840	$4,555

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides detail concerning investment gains and losses for the year ended December 31.
	2019	2018	2017
Gross gains resulting from:
Sales of investment securities	$138	$228	$837
Investment securities called and other	2,654	1,282	2,127
Real estate	2,589	4,754	1,236
Disposal of affordable housing real estate joint venture	—	315	—
Total gross gains	5,381	6,579	4,200
Gross losses resulting from:
Sales of investment securities	(62)	(1,839)	(449)
Investment securities called and other	(7)	(70)	(5)
Sale of real estate and joint ventures	—	—	(1)
Mortgage loans	—	(807)	(12)
Total gross losses	(69)	(2,716)	(467)
Change in allowance for loan losses	293	950	(746)
Change in fair value:
Equity securities	847	(735)	—
Derivative instruments	3,265	(1,238)	1,575
Total change in fair value	4,112	(1,973)	1,575
Net realized investment gains, excluding other-than-temporary impairment losses	9,717	2,840	4,562
Net impairment losses recognized in earnings:
Other-than-temporary impairment losses on fixed maturity securities	(580)	—	—
Portion of loss recognized in other comprehensive income (loss)	(4)	—	(7)
Net other-than-temporary impairment losses recognized in earnings	(584)	—	(7)
Net investment gains	$9,133	$2,840	$4,555

The portion of loss recognized in other comprehensive income (loss) represents the non-credit portion of current or prior other-than-temporary impairment.  Other-than-temporary impairments of $0.6 million were recorded in earnings during the year ended December 31, 2019.  No other-than-temporary impairments were recorded in earnings during the year ended December 31, 2018.  Corporate private-labeled residential mortgage-backed and other securities had impairments recorded in earnings of less than $0.1 million during the year ended December 31, 2017.
Proceeds from Sales of Investment Securities
The following table provides proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the years ended December 31.  The increase in proceeds in 2018 primarily reflected the sale of fixed maturity securities to fund the acquisition of Grange Life.
	2019	2018	2017
Proceeds	$9,615	$83,145	$35,655
Mortgage Loans
Investments in mortgage loans totaled $577.7 million at December 31, 2019, compared to $639.6 million at December 31, 2018.  Our mortgage loans are secured by commercial real estate and are stated at cost, adjusted for premium amortization and discount accretion, less an allowance for loan losses.  We believe this allowance is at a level adequate to absorb estimated credit losses and was $2.8 million at December 31, 2019 and $3.1 million at December 31, 2018.  The decrease in the allowance for loan losses reflects a reduction in the mortgage loan portfolio.  Our periodic evaluation and assessment of the adequacy of the allowance is

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors.  Please see Note 6 - Financing Receivables for additional information.  We do not hold mortgage loans from any single borrower that exceed 5% of stockholders' equity.
We had 15% of our total investments in commercial mortgage loans at December 31, 2019 compared to 17% at December 31, 2018.  New commercial loans, including refinanced loans, totaled $29.7 million during 2019 and $69.7 million during 2018.  The level of new commercial mortgage loans in any year is influenced by market conditions, as we respond to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet our yield and quality thresholds.
In addition to the subject collateral underlying the mortgage, we may require some amount of recourse from borrowers as another potential source of repayment should the loan default.  Any recourse requirement deemed necessary is determined as part of the underwriting requirements of each loan.  We added 14 new loans to the portfolio during 2019, and 69% of the total balance of these loans had some amount of recourse requirement.  The average loan-to-value ratio for the overall portfolio was 47% at December 31, 2019, up from 45% at December 31, 2018.  These ratios are based upon the current balance of loans relative to the appraisal of value at the time the loan was originated or acquired.  Additionally, we may receive fees when borrowers prepay their mortgage loans.  The average loan balance was $1.7 million at December 31, 2019 and $1.8 million at December 31, 2018.  We have certain mortgage loans that have an unamortized premium, totaling $0.1 million at both December 31, 2019 and December 31, 2018.
The following table identifies the gross mortgage loan principal outstanding and the allowance for loan losses at December 31.
	2019	2018
Principal outstanding	$580,535	$642,688
Allowance for loan losses	(2,836)	(3,129)
Carrying value	$577,699	$639,559
The following table summarizes the amount of mortgage loans at December 31, segregated by year of origination.  Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.
	2019	% of Total	2018	% of Total
Prior to 2011	$16,131	3%	$34,664	5%
2011	23,347	4%	28,691	4%
2012	42,054	7%	57,854	9%
2013	31,109	5%	36,720	6%
2014	33,954	6%	42,340	7%
2015	98,288	17%	116,628	18%
2016	136,019	23%	148,803	23%
2017	104,592	18%	108,127	17%
2018	65,560	11%	68,861	11%
2019	29,481	6%	—	—%
Principal outstanding	$580,535	100%	$642,688	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table identifies mortgage loans by geographic location at December 31.
	2019	% of Total	2018	% of Total
Pacific	$115,868	20%	$131,594	20%
South Atlantic	88,154	15%	98,430	15%
East north central	83,758	14%	86,487	13%
West south central	82,542	14%	105,927	17%
West north central	67,408	12%	71,833	11%
Middle Atlantic	59,610	10%	61,219	10%
Mountain	45,552	8%	53,697	8%
East south central	29,258	5%	29,758	5%
New England	8,385	2%	3,743	1%
Principal outstanding	$580,535	100%	$642,688	100%
The following table identifies the concentration of mortgage loans by state greater than 5% of total at December 31.
	2019	% of Total	2018	% of Total
California	$92,618	16%	$105,735	16%
Texas	81,741	14%	102,638	16%
Minnesota	50,966	9%	54,652	9%
Ohio	38,983	7%	39,028	6%
New Jersey	33,883	6%	36,247	6%
Georgia	24,513	4%	30,760	5%
All others	257,831	44%	273,628	42%
Principal outstanding	$580,535	100%	$642,688	100%
The following table identifies mortgage loans by property type at December 31.
	2019	% of Total	2018	% of Total
Industrial	$386,688	67%	$414,076	64%
Office	125,013	22%	149,898	23%
Medical	19,497	3%	19,775	3%
Other [1]	49,337	8%	58,939	10%
Principal outstanding	$580,535	100%	$642,688	100%
1  The Other category consists principally of apartments and retail properties.
The following table identifies mortgage loans by maturity at December 31.
	2019	% of Total	2018	% of Total
Due in one year or less	$3,184	1%	$21,397	3%
Due after one year through five years	41,566	7%	54,671	9%
Due after five years through ten years	166,175	29%	128,713	20%
Due after ten years	369,610	63%	437,907	68%
Principal outstanding	$580,535	100%	$642,688	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table identifies the commercial mortgage portfolio by current loan balance as a percentage of the appraised value at the time of origination at December 31.
	2019	% of Total	2018	% of Total
70% or greater	$87,776	15%	$70,347	11%
50% to 69%	292,982	50%	348,033	54%
Less than 50%	199,777	35%	224,308	35%
Principal outstanding	$580,535	100%	$642,688	100%
We diversify our commercial mortgage loan portfolio both geographically and by property type to reduce certain risks, including local and regional physical and economic exposures.  However, diversification may not always sufficiently mitigate these risks.  Concentration risk exposes us to potential losses from an economic downturn, certain catastrophes, and natural disasters that may affect geographic locations where we have mortgage loans.  We would not expect an occurrence in any of these geographic locations to have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that such risks could not have such material adverse effects.
Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a commercial mortgage lender, we customarily conduct environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on our environmental assessments, we believe that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that material compliance costs will not be incurred.
We may refinance commercial mortgage loans prior to contractual maturity as a means of retaining loans that meet our underwriting and pricing parameters.  We refinanced four loans with a total outstanding balance of $4.7 million during the year ended December 31, 2019.  We refinanced one loan with an outstanding balance of $4.2 million during the year ended December 31, 2018.  None of these refinancings were the result of troubled debt restructuring.
In the normal course of business, we commit to fund commercial mortgage loans generally up to 120 days in advance.  These commitments typically have fixed expiration dates.  A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date.  In these cases, the commitment fee is retained.  For additional information, please see Note 21 - Commitments, Contingent Liabilities, Guarantees, and Indemnifications.

Real Estate
The following table provides information concerning real estate investments by major category at December 31.
	2019	2018
Land	$33,955	$34,063
Buildings	170,055	168,365
Less accumulated depreciation	(46,431)	(42,766)
Real estate, commercial	157,579	159,662
Real estate, joint ventures	25,437	27,332
Total	$183,016	$186,994
Investment real estate is depreciated on a straight-line basis over periods ranging from 3 years to 60 years.  We had real estate sales of $2.7 million during 2019, $12.5 million during 2018, and $2.1 million during 2017.
We had $25.4 million in real estate joint ventures at December 31, 2019, compared with $27.3 million at December 31, 2018.  We are the holder of all shares in three subsidiary real estate joint ventures with a combined carrying value of $20.3 million at December 31, 2019 and $20.7 million at December 31, 2018.  Each of the three subsidiaries holds a 50% interest in these separate joint ventures and all are based in Urbandale, Iowa.  The Company periodically reviews its real estate and real estate joint ventures for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value.  For equity method investees, we consider financial and other information provided

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

by the investee as well as other known information, including recent market activity and prospects for future activity, in determining whether an impairment has occurred.  Based on our reviews performed, we concluded that no impairment existed as of December 31, 2019 or 2018.
We had non-income producing commercial real estate, consisting of vacant properties and properties under development, of $10.0 million at December 31, 2019, compared to $14.7 million at December 31, 2018.  In addition, $11.6 million of our real estate joint ventures were non-income producing at December 31, 2019 compared to $12.0 million at December 31, 2018.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

5. Fair Value Measurements
Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date.  We maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.
We categorize our financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:
Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from a third-party pricing service or inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect our assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.
Assets
Fixed Maturity and Equity Securities
Fixed maturity securities available for sale and equity securities are recorded at fair value on a recurring basis.  Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.
Short-Term Investments
Short-term investments include highly-liquid investments in institutional money market funds that are carried at NAV.  The carrying value of short-term investments approximates the fair value and are categorized as Level 1.  Fair value is provided for disclosure purposes only.
Other Investments
Other investments include hedge positions classified as derivatives that are established in relation to the Company's indexed universal life portfolio.  These positions are recorded at fair value and are classified as Level 3.

Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  This is the value at which a policyholder could transact with the issuer on that date.  Separate accounts are categorized as Level 2.
Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
The fair values of supplementary contracts and annuities without life contingencies are estimated to be the present value of payments at a market yield.  The fair values of deposits with no stated maturity are estimated to be the amount payable on demand at the measurement date.  These liabilities are categorized as Level 3.  We have not estimated the fair value of the liabilities under contracts that involve significant mortality or morbidity risks, as these liabilities fall within the definition of insurance contracts.  Insurance contracts are excluded from financial instruments that require disclosures of fair value.
Reserves established in relation to the Company's hedge positions on its indexed universal life portfolio are considered to be financial derivatives and are accounted for at fair value.  These reserves are classified as level 3.
Guaranteed Minimum Withdrawal Benefits Included in Other Policyholder Funds
Fair value for GMWB rider contracts is a Level 3 valuation, as it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Determination of Fair Value
We utilized external third-party pricing services at both December 31, 2019 and December 31, 2018 to determine the majority of our fair values on fixed maturity and equity securities.  At December 31, 2019, approximately 96% of the carrying value of these investments was from an external pricing service, 3% was from brokers, and 1% was derived from internal matrices and calculations.   At December 31, 2018, approximately 97% of the carrying value of these investments was from an external pricing service, 2% was from brokers, and 1% was derived from internal matrices and calculations.  We review prices received from service providers for reasonableness and unusual fluctuations but generally accept the price identified from the pricing service.  In the event a price is not available from the third-party pricing service, we pursue external pricing from brokers.  Generally, we pursue and utilize only one broker quote per security.  In doing so, we solicit only brokers which have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, we determine a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  We utilize available market information, wherever possible, to identify inputs into the fair value determination, primarily prices and spreads on comparable securities.
Each quarter, we evaluate the prices received from the third-party pricing service and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations.  We corroborate and validate the pricing source through a variety of procedures that include but are not limited to: comparison to brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists.  In addition, we analyze the third-party pricing service's methodologies and related inputs and also evaluate the various types of securities in our investment portfolio to determine an appropriate fair value hierarchy.  Finally, we also perform additional evaluations when individual prices fall outside tolerance levels when comparing prices received from the third-party pricing service.
Fair value measurements for assets and liabilities where limited or no observable market data exists are calculated using our own estimates and are categorized as Level 3.  These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors.  Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.
Our own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to us by fund managers.
The fair value of the GMWB embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios.  The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations.  The equity correlations are based on historical price observations.  For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience.  The mortality assumption uses the 2012 Individual Annuity Reserving Table.  The present value of cash flows is determined using the discount rate curve, based upon London Interbank Offered Rate (LIBOR) plus a credit spread.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Categories Reported at Fair Value
The following tables present the fair value hierarchy for those assets and liabilities reported at fair value on a recurring basis at December 31.
	2019
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$15,745	$176,561	$—	$192,306
Federal agencies [1]	—	1,486	—	1,486
Federal agency issued residential mortgage-backed securities [1]	—	116,303	—	116,303
Subtotal	15,745	294,350	—	310,095
Corporate obligations:
Industrial	—	461,155	—	461,155
Energy	—	174,484	—	174,484
Communications and technology	—	248,515	—	248,515
Financial	—	386,942	—	386,942
Consumer	—	684,219	—	684,219
Public utilities	—	309,160	—	309,160
Subtotal	—	2,264,475	—	2,264,475
Corporate private-labeled residential mortgage-backed securities	—	20,264	—	20,264
Municipal securities	—	268,195	—	268,195
Other	—	76,032	—	76,032
Redeemable preferred stocks	—	12,076	—	12,076
Fixed maturity securities	15,745	2,935,392	—	2,951,137
Equity securities	483	10,789	—	11,272
Short-term investments	75,426	—	—	75,426
Other investments	—	—	4,363	4,363
Separate account assets	—	431,201	—	431,201
Total	$91,654	$3,377,382	$4,363	$3,473,399

Percent of total	3%	97%	—%	100%

Liabilities:
Policyholder account balances:
Indexed universal life	$—	$—	$3,603	$3,603
Other policyholder funds:
Guaranteed minimum withdrawal benefits	—	—	(959)	(959)
Separate account liabilities	—	431,201	—	431,201
Total	$—	$431,201	$2,644	$433,845
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	2018
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$25,251	$157,895	$—	$183,146
Federal agencies [1]	—	2,390	—	2,390
Federal agency issued residential mortgage-backed securities [1]	—	112,917	—	112,917
Subtotal	25,251	273,202	—	298,453
Corporate obligations:
Industrial	—	479,691	—	479,691
Energy	—	166,330	—	166,330
Communications and technology	—	249,332	—	249,332
Financial	—	289,374	—	289,374
Consumer	—	585,646	—	585,646
Public utilities	—	265,895	—	265,895
Subtotal	—	2,036,268	—	2,036,268
Corporate private-labeled residential mortgage-backed securities	—	28,842	—	28,842
Municipal securities	—	261,679	—	261,679
Other	—	65,427	—	65,427
Redeemable preferred stocks	—	13,410	—	13,410
Fixed maturity securities	25,251	2,678,828	—	2,704,079
Equity securities	4,264	10,160	—	14,424
Short-term investments	58,712	—	—	58,712
Separate account assets	—	373,734	—	373,734
Total	$88,227	$3,062,722	$—	$3,150,949

Percent of total	3%	97%	—%	100%

Liabilities:
Other policyholder funds:
Guaranteed minimum withdrawal benefits	$—	$—	$(3,648)	$(3,648)
Separate account liabilities	—	373,734	—	373,734
Total	$—	$373,734	$(3,648)	$370,086
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below.  The fair value of the derivatives included in Other Investments and the related reserves in relation to our indexed universal life portfolio were insignificant at December 31, 2018.
	2019
	Assets	Liabilities
	Other Investments	Indexed Universal Life	GMWB
Beginning balance at January 1, 2019	$498	$352	$(3,648)
Included in earnings	3,265	3,251	1,338
Included in other comprehensive income (loss)	—	—	—
Purchases, issuances, sales and other dispositions:
Purchases	2,702	—	—
Issuances	—	—	412
Sales	(2,102)	—	—
Other dispositions	—	—	939
Ending balance	$4,363	$3,603	$(959)

2018
Liabilities
GMWB
Beginning balance	$(3,252)
Included in earnings	(921)
Included in other comprehensive income (loss)	—
Purchases, issuances, sales and other dispositions:
Purchases	—
Issuances	235
Sales	—
Other dispositions	290
Ending balance	$(3,648)
We did not have any transfers between any levels during the years ended December 31, 2019, 2018, or 2017.
The $4.4 million of other investments categorized as Level 3  were valued with broker prices using both observable inputs along with unobservable inputs of implied volatility and other inputs in the broker proprietary model.  We use the Black Scholes valuation method, including parameters for market volatility, risk-free rate, and index level, for the $3.6 million indexed universal life liabilities categorized as Level 3.  We also use a 100% persistency assumption.  Persistency of the business is an unobservable input.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the valuation method for the GMWB liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2019.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(959)	Actuarial cash flow model	Mortality	85% of the 2012 IAR Table
			Lapse	0%-12% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.42%-1.16%
The following table presents the valuation method for the GMWB liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2018.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(3,648)	Actuarial cash flow model	Mortality	85% of the 2012 IAR Table
			Lapse	0%-12% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.40%-1.60%
The GMWB liability is sensitive to changes in observable and unobservable inputs.  Observable inputs include risk-free rates, index returns, volatilities, and correlations.  Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability.  Unobservable inputs include mortality, lapse, benefit utilization, and nonperformance risk adjustments.  Increases in mortality, lapses, and credit spreads used for nonperformance risk reduce the liability, while increases in benefit utilization increase the liability.
Following are estimates of the impact from changes in unobservable inputs on the GMWB liability at December 31.
	2019	2018
	Increase/(Decrease)
	in millions
A 10% increase in the mortality assumption	$(0.1)	(0.1)
A 10% decrease in the lapse assumption	0.2	—
A 10% increase in the benefit utilization	1.0	—
A 10 basis point increase in the credit spreads used for non-performance	(0.4)	(0.3)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables present a summary of fair value estimates for financial instruments at December 31.  Assets and liabilities that are not financial instruments are not included in this disclosure.  The total of the fair value calculations presented below may not be indicative of the value that can be obtained.
	2019
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Fixed maturity securities available for sale	$15,745	$2,935,392	$—	$2,951,137	$2,951,137
Equity securities	483	10,789	—	11,272	11,272
Mortgage loans	—	—	597,577	597,577	577,699
Policy loans	—	—	87,499	87,499	87,499
Other investments	—	—	4,363	4,363	4,363
Short-term investments	75,426	—	—	75,426	75,426
Separate account assets	—	431,201	—	431,201	431,201

Liabilities:
Individual and group annuities	—	—	1,077,538	1,077,538	1,096,588
Supplementary contracts and annuities without life contingencies	—	—	52,186	52,186	53,128
Separate account liabilities	—	431,201	—	431,201	431,201
Policyholder account balances - indexed universal life	—	—	3,603	3,603	3,603
Other policyholder funds - GMWB	—	—	(959)	(959)	(959)

	2018
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Fixed maturity securities available for sale	$25,251	$2,678,828	$—	$2,704,079	$2,704,079
Equity securities	4,264	10,160	—	14,424	14,424
Mortgage loans	—	—	640,796	640,796	639,559
Policy loans	—	—	88,066	88,066	88,066
Short-term investments	58,712	—	—	58,712	58,712
Separate account assets	—	373,734	—	373,734	373,734

Liabilities:
Individual and group annuities	—	—	1,049,195	1,049,195	1,068,577
Supplementary contracts and annuities without life contingencies	—	—	50,805	50,805	52,798
Separate account liabilities	—	373,734	—	373,734	373,734
Other policyholder funds - GMWB	—	—	(3,648)	(3,648)	(3,648)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

6. Financing Receivables
We have financing receivables with specific maturity dates that are recognized as assets in the Consolidated Balance Sheets.
The following table identifies financing receivables by classification amount at December 31.
	2019	2018
Receivables:
Agent receivables, net (allowance $1,482; 2018 - $1,496)	$2,432	$2,078
Investment-related financing receivables:
Mortgage loans, net (allowance $2,836; 2018 - $3,129)	577,699	639,559
Total financing receivables	$580,131	$641,637
Agent Receivables
We have certain agent receivables that are classified as financing receivables.  These receivables from agents are specifically assessed for collectibility and are reduced by an allowance for doubtful accounts.
The following table details the gross receivables, allowance, and net receivables for the two types of agent receivables at December 31.
	2019			2018
	Gross Receivables	Allowance	Net Receivables	Gross Receivables	Allowance	Net Receivables
Agent specific loans	$1,245	$600	$645	$1,210	$600	$610
Other agent receivables	2,669	882	1,787	2,364	896	1,468
Total	$3,914	$1,482	$2,432	$3,574	$1,496	$2,078
The following table details the activity of the allowance for doubtful accounts on agent receivables at December 31.  Any recoveries are included as deductions.
	2019	2018
Beginning of year	$1,496	$817
Additions	50	812
Deductions	(64)	(133)
End of year	$1,482	$1,496
Mortgage Loans
We classify our mortgage loan portfolio as long-term financing receivables.  Mortgage loans are stated at cost, adjusted for amortization of premium and accretion of discount, less an allowance for loan losses.  Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired, or loans past due 90 days or more are placed on non-accrual status.  Payments received on loans on non-accrual status for these reasons are applied first to interest income not collected while on non-accrual status, followed by fees, accrued and past-due interest, and principal.
If a mortgage loan is placed on non-accrual status, we do not accrue interest income in the financial statements.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then we return the loan to active status and accrue income accordingly.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table details the mortgage loan portfolio as collectively or individually evaluated for impairment at December 31.
	2019	2018
Mortgage loans collectively evaluated for impairment	$508,501	$568,521
Mortgage loans individually evaluated for impairment	72,034	74,167
Allowance for loan losses	(2,836)	(3,129)
Carrying value	$577,699	$639,559
Generally, we consider our mortgage loans to be a portfolio segment.  We consider our primary class to be property type.  We primarily use loan-to-value as our credit risk quality indicator but also monitor additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property type in a table in Note 4, as are geographic distributions by both region and state.  These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.
There were no mortgage loans that were past due at December 31, 2019 or at December 31, 2018.  We had no troubled loans that were restructured or modified during 2019 or 2018.
The following table details the activity within the allowance for mortgage loan losses at December 31.  Any recoveries are reflected as deductions.
	2019	2018
Beginning of year	$3,129	$4,079
Provision	139	323
Deductions	(432)	(1,273)
End of year	$2,836	$3,129
The Company decreased the allowance for mortgage loan losses $0.3 million in 2019, primarily due to the lower volume of loans. The Company decreased the allowance for mortgage loan losses $1.0 million in 2018, largely due to the settlement of a loan in 2018 that was in the process of foreclosure at December 31, 2017.  In addition, the allowance for loan losses decreased due to the lower volume of loans at December 31, 2018.
The allowance for loan losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below.  Generally, we establish the allowance for loan losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identify an allowance for loan losses on loans that contain elevated risk profiles.  If we determine through our evaluation that a loan has an elevated specific risk profile, we then individually assess the loan’s risk profile and may assign a specific allowance value based on many factors, including those identified below.
Macro-environmental and elevated risk profile considerations:
•	Current industry conditions that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which we have mortgage loans;
•	Analysis of industry historical loss and delinquency experience;
•	Other factors that we may perceive as important or critical given our portfolio; and
•
Analysis of our loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:
•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan’s property financial statement including net operating income, debt service coverage, and occupancy level.
We have not acquired any mortgage loans with deteriorated credit quality during the years presented.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
As part of our process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process.  These risks include, but are not limited to:
•	The risk that our assessment of a borrower's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;
•	The risk that fraudulent, inaccurate, or misleading information could be provided to us;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that we will not obtain all of the contractual payments.
To the extent our review and evaluation determines a loan is impaired, that amount is charged to the allowance for loan losses and the loan balance is reduced.  In the event that a property is foreclosed upon, the carrying value is recorded at fair value, less costs to sell the property at the time of foreclosure, with a charge to the allowance and a corresponding reduction to the mortgage loan asset.  The property is then transferred to real estate where we have the ability and intent to manage these properties on an ongoing basis.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

7. Variable Interest Entities (VIEs)
We invest in certain affordable housing and real estate joint ventures.  These VIEs are included in Real Estate in the Consolidated Balance Sheets.
The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in these joint ventures are equity interests in partnerships or limited liability companies that may or may not participate in profits or residual value.  Our investments in these entities generate a return primarily through the realization of federal and state income tax credits and other tax benefits, such as tax deductions from operating losses of the investments, over specified time periods.  We amortize the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  On December 22, 2017, the newly enacted TCJA changed the expected statutory tax rate for tax years beginning January 1, 2018.  The change in tax rate from 35% to 21% required a remeasurement of the unamortized asset related to affordable housing investments.  This remeasurement resulted in a decrease to the asset and a nonrecurring increase in amortization of $0.8 million in 2017 that is included in income tax benefit in the Consolidated Statements of Comprehensive Income and the table below.  The tax credits reduce tax expense while the amortization increases tax expense.
The following table provides information regarding our VIEs that generate tax credits and related amortization for the years ended December 31.
	2019	2018	2017
Federal income tax credits realized	$2,608	$2,752	$2,752
Amortization	1,421	1,452	1,592
Amortization related to tax rate change	—	—	768
Our investments in other real estate VIEs are recorded using the equity method.  Cash distributions from the VIE and cash contributions to the VIE are recorded as decreases or increases, respectively, in the carrying value of the VIE.  Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of income tax expense, depending upon the nature and primary design of the investment.  We evaluate the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.  No impairments were recorded during the years ended December 31, 2019, 2018, or 2017.
Investments in the affordable housing and real estate joint ventures are interests that absorb portions of the VIE's expected losses.  These investments also receive portions of expected residual returns of the VIE's net assets exclusive of variable interests.  We make an assessment of whether we are the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  We consider many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether we have the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by us in these investments.  Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, the right to receive economic rewards of the entity, and the extent to which we share in the VIE's expected losses and residual returns.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which we hold a variable interest, but are not the primary beneficiary, and which had not been consolidated at December 31, 2019 and December 31, 2018.  The table includes investments in five real estate joint ventures and 16 affordable housing real estate joint ventures at both December 31, 2019 and December 31, 2018.
	2019		2018
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Real estate joint ventures	$21,224	$21,224	$21,689	$21,689
Affordable housing real estate joint ventures	4,213	29,818	5,643	30,950
Total	$25,437	$51,042	$27,332	$52,639
The maximum exposure to loss relating to the real estate joint ventures and affordable housing real estate joint ventures is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable, but which may become due in the future.
At December 31, 2019 and December 31, 2018, we had no equity commitments outstanding to the real estate joint venture VIEs.  We have contingent commitments to fund additional equity contributions for operating support to certain real estate joint venture VIEs, which could result in additional exposure to loss.  However, we are unable to quantify the amount of these contingent commitments.
In addition, the maximum exposure to loss on affordable housing joint ventures included $21.4 million of losses which could be realized if the tax credits received by the VIEs were recaptured at December 31, 2019, compared to $19.7 million at December 31, 2018.  Recapture events would cause us to reverse some or all of the benefit previously recognized by us or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period.  The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  Guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to our interests in the VIE may mitigate the potential exposure due to recapture.

8. Separate Accounts
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
The total separate account assets were $431.2 million at December 31, 2019 and $373.7 million at December 31, 2018.  Variable universal life and variable annuity assets comprised 30% and 70% of total separate account assets in 2019, compared to 28% and 72% of the total in 2018.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides a reconciliation of activity within separate account liabilities at December 31.
	2019	2018
Balance at beginning of year	$373,734	$419,812
Deposits on variable policyholder contracts	21,654	25,722
Transfers to general account	(884)	(1,989)
Investment performance	86,897	(24,035)
Policyholder benefits and withdrawals	(37,677)	(32,909)
Contract charges	(12,523)	(12,867)
Balance at end of year	$431,201	$373,734

We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The value of the separate accounts with the GMWB rider was recorded at fair value of $120.2 million at December 31, 2019.  The fair value of the separate accounts with the GMWB rider was $115.2 million at December 31, 2018.  The GMWB guarantee liability was $(1.0) million at December 31, 2019 and $(3.6) million at December 31, 2018.  The change in this value is included in Policyholder Benefits in the Consolidated Statements of Comprehensive Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in Separate Account Liabilities, and the value of the rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.

We have two blocks of variable universal life policies and variable annuity contracts from which fees are received.  The fees are based upon both specific transactions and the fund value of the blocks of policies.  We have a direct block of ongoing business identified in the Consolidated Balance Sheets as separate account assets, totaling $431.2 million at December 31, 2019 and $373.7 million at December 31, 2018, and corresponding separate account liabilities of an equal amount.  The fixed-rate funds for these policies are included in our general account as Policyholder Account Balances.  The Future Policy Benefits for the direct block approximated $0.5 million at both December 31, 2019 and December 31, 2018.
In addition, we have an assumed closed block of variable universal life and variable annuity business that totaled $327.7 million at December 31, 2019 and $285.6 million at December 31, 2018.  As required under modified coinsurance transaction accounting, the assumed separate account fund balances are not recorded as separate accounts on our consolidated financial statements.  Rather, the assumed fixed-rate funds for these policies of $31.6 million at December 31, 2019 and $30.6 million at December 31, 2018 are included in our general account as Policyholder Account Balances.  The Future Policy Benefits for the assumed block approximated $0.6 million at both December 31, 2019 and December 31, 2018.
Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts and on all variable annuities.  The GMDB rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  The GMDB rider for variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Separate account balances for variable annuity contracts were $303.8 million at December 31, 2019 and $269.9 million at December 31, 2018.  The total reserve held for variable annuity GMDB was less than $0.1 million at December 31, 2019 and $0.1 million at December 31, 2018.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2019 and 2018 is provided below:
	2019			2018
	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age
Return of net deposits	$234,373	$166	62.2	$210,889	$2,184	61.8
Return of the greater of the highest anniversary contract value or net deposits	9,387	49	71.1	8,151	749	70.2
Return of the greater of every fifth year highest anniversary contract value or net deposits	6,983	23	68.9	6,723	59	68.8
Return of the greater of net deposits accumulated annually at 5% or the highest anniversary contract value	53,024	2,768	64.6	44,168	7,433	64.1
Total	$303,767	$3,006	63.0	$269,931	$10,425	62.6

The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.
	2019	2018
Money market	$1,692	$2,683
Fixed income	16,314	17,134
Balanced	84,734	77,981
International equity	20,146	17,432
Intermediate equity	151,476	131,355
Aggressive equity	29,405	23,346
Total	$303,767	$269,931

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

9. Unpaid Claims Liability and Short-Duration Contracts
The liability for unpaid claims is included with Policy and Contract Claims and Future Policy Benefits in the Consolidated Balance Sheets.  Claim adjustment expenditures are expensed as incurred and were not material in any year presented.
The following tables present activity in the accident and health portion of the unpaid claims liability by segment for the years ended December 31.  Classified as policy and contract claims, but excluded from these tables due to immateriality, are amounts recorded for group life, individual life, and deferred annuities.
	2019
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$831	$31,188	$4,434	$36,453
Less reinsurance recoverable	(541)	(23,796)	(4,402)	(28,739)
Net liability at beginning of year	290	7,392	32	7,714
Incurred benefits related to:
Current year	31	28,201	48	28,280
Prior years [1]	(70)	(398)	(5)	(473)
Total incurred benefits	(39)	27,803	43	27,807
Paid benefits related to:
Current year	15	23,557	17	23,589
Prior years	32	3,452	27	3,511
Total paid benefits	47	27,009	44	27,100
Net liability at end of year	204	8,186	31	8,421
Reinsurance recoverable	455	23,983	3,921	28,359
Gross liability at end of year	$659	$32,169	$3,952	$36,780
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.
	2018
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$657	$27,945	$5,438	$34,040
Less reinsurance recoverable	(372)	(21,231)	(5,346)	(26,949)
Net liability at beginning of year	285	6,714	92	7,091
Incurred benefits related to:
Current year	32	27,526	48	27,606
Prior years [1]	75	(647)	(68)	(640)
Total incurred benefits	107	26,879	(20)	26,966
Paid benefits related to:
Current year	11	23,150	18	23,179
Prior years	91	3,051	22	3,164
Total paid benefits	102	26,201	40	26,343
Net liability at end of year	290	7,392	32	7,714
Reinsurance recoverable	541	23,796	4,402	28,739
Gross liability at end of year	$831	$31,188	$4,434	$36,453
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	2017
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$785	$26,020	$5,341	$32,146
Less reinsurance recoverable	(445)	(19,850)	(5,260)	(25,555)
Net liability at beginning of year	340	6,170	81	6,591
Incurred benefits related to:
Current year	27	26,836	87	26,950
Prior years [1]	57	(430)	(53)	(426)
Total incurred benefits	84	26,406	34	26,524
Paid benefits related to:
Current year	3	22,758	12	22,773
Prior years	136	3,104	11	3,251
Total paid benefits	139	25,862	23	26,024
Net liability at end of year	285	6,714	92	7,091
Reinsurance recoverable	372	21,231	5,346	26,949
Gross liability at end of year	$657	$27,945	$5,438	$34,040
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.
The following table presents the reconciliation of amounts in the above tables to Policy and Contract Claims and claim reserves that are included in Future Policy Benefits as presented in the Consolidated Balance Sheets at December 31.
	2019	2018	2017
Individual Insurance Segment:
Individual accident and health	$659	$831	$657
Group life	—	30	—
Individual life	33,252	27,141	18,506
Deferred annuity	5,286	4,289	3,047
Subtotal	39,197	32,291	22,210

Group Insurance Segment:
Group accident and health	32,169	31,188	27,945
Group life	3,256	1,994	1,846
Subtotal	35,425	33,182	29,791

Old American Segment:
Individual accident and health	3,952	4,434	5,438
Individual life	7,273	6,814	6,240
Subtotal	11,225	11,248	11,678

Total	$85,847	$76,721	$63,679
For short-duration contracts, IBNR liabilities for the group long-term disability product that were included in the liability for unpaid claims and claim adjustment expenses, net of reinsurance, totaled $0.6 million at December 31, 2019 and $0.7 million at December 31, 2018.  These liabilities were calculated by the reinsurers of the various blocks of group long-term disability business, using percent of premium methodologies with varying factors.  Claim frequencies were calculated for the long-term disability product using information that includes paid and pending claims at the claimant level.  Thus, frequency is measured by individual claimant.  Claims that are counted in a particular year as a liability but do not result in a liability in future years are not included once the claim is settled.  There have been no significant changes to the methodologies for calculating claim frequencies, incurred-but-not-reported liabilities, or any other unpaid claims liabilities for the long-term disability product during the years presented.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The liabilities in the following table for group long-term disability claims involve present value of future benefits calculations.  The carrying amount of liabilities at December 31, 2019 was $5.2 million, consisting of an undiscounted amount of $6.5 million and an aggregated discount amount deducted of $1.3 million.  Discount rates ranged from 3.00% to 8.00% for the various blocks of group long-term disability business included in the totals.
The following table provides incurred claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2019.  The amounts for 2016 through 2019 are audited while the amounts for 2015 and earlier are unaudited.
	For the Years Ended December 31,								Total of IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
Year Incurred	2012	2013	2014	2015	2016	2017	2018	2019
2012	$1,132	$1,087	$999	$993	$1,116	$1,104	$1,118	$1,130	$—	626
2013		806	836	815	838	838	822	854	—	234
2014			868	955	799	768	770	728	—	182
2015				989	918	701	697	643	—	227
2016					1,694	1,552	1,382	1,412	—	235
2017						2,038	1,727	1,513	—	244
2018							2,473	2,192	—	260
2019								2,056	561	185
							Total	$10,528
The following table provides cumulative paid claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2019.  The amounts for 2016 through 2019 are audited while the amounts for 2015 and earlier are unaudited.
	For the Years Ended December 31,
Year Incurred	2012	2013	2014	2015	2016	2017	2018	2019
2012	$91	$373	$499	$605	$675	$733	$797	$856
2013		91	336	449	501	537	564	600
2014			71	276	411	481	499	517
2015				100	390	491	531	545
2016					164	505	626	690
2017						162	549	703
2018							208	681
2019								251
							Total	$4,843
All outstanding liabilities before 2012, net of reinsurance								$853
Liabilities for claims and claim adjustment expenses, net of reinsurance								$6,538

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides a reconciliation of incurred and paid claims development information to the aggregate carrying amount of the liability for unpaid claims and claim adjustment expenses at December 31.  Included in other short-duration contracts are group life, group short-term disability, group dental, group vision, and individual accident and health for the Individual and Old American segments, none of which are individually significant.
	2019	2018
Net outstanding liabilities:
Group long-term disability	$6,538	$6,172
Other short-duration contracts	5,535	4,282
Liabilities for unpaid claims and claim adjustment expenses, net of reinsurance	12,073	10,454

Reinsurance recoverable on unpaid claims:
Group long-term disability	28,631	28,750
Other short-duration contracts	5,532	5,571
Total reinsurance recoverable on unpaid claims	34,163	34,321

Insurance lines other than short-duration	45,832	38,338
Unallocated claims adjustment expenses	—	—
Impact of discounting	(6,221)	(6,392)
Other	—	—
	39,611	31,946
Total gross liability for unpaid claims and claim adjustment expenses	$85,847	$76,721
The following table provides the historical average annual percentage payout of incurred claims by age, net of reinsurance, at December 31, 2019.
	Years
	1	2	3	4	5
Group long-term disability	11.00%	28.30%	12.90%	7.19%	3.74%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

10. Participating Policies
We have insurance contracts where the policyholder is entitled to share in the earnings through dividends, which reflect the difference between the premium charged and the actual experience.  These insurance contracts were directly issued by the Company or were acquired through the purchase of participating blocks of business, largely through reinsurance assumption transactions.  Participating business approximated 6% of total statutory premiums in both 2019 and 2018.  Assumed participating business from the acquisition of closed blocks of business accounted for 99% of total participating statutory premiums in both 2019 and 2018.   Participating business equaled 5% of total life insurance in force at both December 31, 2019 and December 31, 2018.  Assumed participating business accounted for 97% of total participating life insurance in force at both December 31, 2019 and December 31, 2018.
The amount of dividends to be paid is determined annually by our Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends having been declared by the Board of Directors in excess of the original scale.

11. Debt
We had no notes payable outstanding at December 31, 2019 or December 31, 2018.
As a member of the Federal Home Loan Bank of Des Moines (FHLB) with a capital investment of $4.8 million at December 31, 2019, we have the ability to borrow on a collateralized basis from the FHLB.  We received an insignificant amount of dividends on the capital investment in 2019, 2018, and 2017.
We had unsecured revolving lines of credit with three major commercial banks that totaled $80.0 million at December 31, 2019, with no balances outstanding.  We had unsecured revolving lines of credit with two major commercial banks that totaled $70.0 million at December 31, 2018, with no balances outstanding.  The lines of credit are at variable interest rates based upon short-term indices and will mature in June of 2020.  We anticipate renewing these lines of credit as they come due.  One line of credit includes a $10.0 million portion that can be unconditionally canceled by the lending institution at its discretion at any time.
The Company has access to secured borrowings through repurchase agreements with two financial counterparties.  The Company had no transactions that occurred under these agreements during 2019 and had no outstanding borrowings as of December 31, 2019.  Any borrowings drawn under these agreements require a variable interest rate based upon short-term indices and approval from the counterparty at the time of the transaction.  No securities are currently pledged under these agreements.

12. Income Taxes
The following table provides information about income taxes for the years ended December 31.
	2019	2018	2017
Current income tax expense (benefit)	$4,597	$(505)	$4,784
Deferred income tax expense	426	1,743	3,531
Adjustment to deferred taxes for enacted changes in tax laws	—	276	(30,487)
Total income tax expense (benefit)	$5,023	$1,514	$(22,172)
The following table provides information about taxes paid for the years ended December 31.
	2019	2018	2017
Cash paid (refund) for income taxes	$(938)	$(963)	$3,569

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides a reconciliation of the federal income tax rate to our effective income tax rate for the years ended December 31.
	2019	2018	2017
Federal income tax rate	21%	21%	35%
Tax credits, net of equity adjustment	(8)%	(10)%	(2)%
Permanent differences and other	4%	(4)%	(2)%
Remeasurement of deferred taxes for enacted changes in tax laws	—%	2%	(106)%
Effective income tax rate	17%	9%	(75)%
Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.
	2019	2018
Deferred tax assets:
Future policy benefits	$18,781	$15,752
Employee retirement benefits	6,468	6,465
Tax carryovers	1,124	3,791
Other	2,581	2,259
Deferred tax assets	28,954	28,267
Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	3,673	2,712
Unrealized investment gains	36,600	2,146
Capitalization of DAC, net of amortization	33,431	36,410
VOBA	2,631	4,264
Property and equipment	3,338	5,102
Deferred tax liabilities	79,673	50,634
Net deferred tax liability	50,719	22,367
Current tax asset	(145)	(4,259)
Income taxes payable	$50,574	$18,108
A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable.  Management reviews the need for a valuation allowance based on our anticipated future earnings, reversal of future taxable differences, the available carryback and carryforward periods, and tax planning strategies that are prudent and feasible.  In management’s opinion, it is more likely than not that we will realize the benefit of our deferred taxes.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, we are no longer subject to U.S. federal, state, or local income tax examinations by tax authorities for years prior to 2016.  We are not currently under examination by the Internal Revenue Service (IRS).
Our policy is to recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense.  The Company recognized no tax benefit related to tax penalty and interest expense in 2019, 2018, or 2017.
We had no material uncertain tax positions at December 31, 2019 or December 31, 2018.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Income tax expense (benefit) is recorded in various places in our financial statements, as detailed below, for the years ended December 31.
	2019	2018	2017
Income tax expense (benefit)	$5,023	$1,514	$(22,172)
Stockholders’ equity:
Related to:
Change in net unrealized gains on securities available for sale	34,453	(17,295)	426
Effect on DAC, VOBA, and DRL	(3,086)	2,357	675
Change in policyholder liabilities	(4,249)	3,018	1,081
Change in benefit plan obligations	809	(1,548)	3,467
Total income tax expense (benefit) included in financial statements	$32,950	$(11,954)	$(16,523)
Beginning January 1, 2018, the TCJA imposes a limitation on life insurance tax reserves based upon the greater of net surrender value or 92.81% of the reserve method prescribed by the National Association of Insurance Commissioners (NAIC) which covers such contracts as of the date the reserve is determined.  The Company adopted SEC Staff Accounting Bulletin No. 118 (SAB 118) as permitted by the FASB in 2017.  SAB 118 allows companies to use provisional amounts to record the effects of the TCJA and also provides a measurement period (not to exceed one year from the date of enactment) to complete the accounting of the impacts of the TCJA.  During 2017, the Company recognized the provisional tax impacts related to the change in the methodology employed to calculate tax reserves by recording a deferred tax asset and offsetting deferred tax liability of $7.4 million in its consolidated financial statements.  The Company completed and finalized the tax impact of the life insurance tax reserves limitation in 2018 and recorded a decrease to the deferred tax asset and offsetting deferred tax liability of $0.7 million in the consolidated financial statements at December 31, 2018.  This results in a final deferred tax asset and offsetting deferred tax liability of $6.7 million at December 31, 2018.  The deferred tax liability was amortized into income in the amount of $3.6 million during 2018 per the 8-year inclusion described in the TCJA.  During 2019, the Company made final adjustments to the Grange Life tax reserves as of January 1, 2018 and recorded an additional deferred tax asset and offsetting deferred tax liability of $1.3 million.  This changed the consolidated deferred tax asset and offsetting deferred tax liability to $5.4 million.  The amortization of this liability is $0.7 million annually over 8 years, including 2019.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

13. Pensions and Other Postemployment Benefits
We have pension and other postemployment benefit plans covering substantially all of our employees for which the measurement date is annually on December 31.
The Kansas City Life Cash Balance Pension Plan (pension plan) was amended effective December 31, 2010 to provide that participants’ accrued benefits will be frozen, and that no further benefits or accruals will be earned after December 31, 2010.  Although participants will no longer accrue additional benefits under the pension plan at December 31, 2010, participants will continue to earn years of service for vesting purposes under the pension plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account will continue to earn annual interest.  Pension plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year U.S. Treasury bond rate for November of each year or 5.00%.
The benefits expected to be paid in each year from 2020 through 2024 are as follows: $9.2 million in 2020; $8.8 million in 2021; $8.4 million in 2022; $9.4 million in 2023; and $8.6 million in 2024.  The aggregate benefits expected to be paid in the five years from 2025 through 2029 are $39.4 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2019 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement.  The 2020 contribution for the pension plan has not been determined.
The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:
	2019	Target Allocation	2018	Target Allocation

Equity securities	38%	28% - 48%	38%	28% - 48%
Asset allocation and alternative assets	14%	10% - 20%	16%	10% - 20%
Debt securities	48%	30% - 60%	46%	30% - 60%
Cash and cash equivalents	—%	0% - 10%	—%	0% - 10%
Certain of our pension plan assets consist of investments in pooled separate accounts.  The NAV of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV.  Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.
Hedge fund investments are recorded at NAV.  The pension plan's hedge funds invest primarily in other investment funds.  The valuation policies of the hedge funds provide that the value of investments in other investment funds be stated at fair value based on the NAV of the other investment funds and certain redemption restrictions may apply, including a 45 day prior written notice to withdraw funds.
Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets.  Long-term strategic investment objectives include preserving the funded status of the pension plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.  The pension plan does not expect to return any plan assets to the Company during 2020.
The current assumption for the expected long-term rate of return on plan assets is 7.15%.  This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the pension plan.  Effective January 1, 2020, the assumption for the expected long-term rate of return on plan assets was reduced to 6.29%.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The assumed discount rate used to determine the benefit obligation was 2.88% for pension benefits and was 3.10% for postemployment benefits.  The discount rates were determined by reference to the FTSC Pension Discount Curve (formerly the Citigroup Pension Liability Yield Curve) on December 31, 2019.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

The postemployment medical plans for eligible employees and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2020 through 2024 are as follows: $0.7 million in 2020; $0.8 million in 2021; $0.8 million in 2022; $0.8 million in 2023; and $0.9 million in 2024.  The aggregate benefits expected to be paid in the five years from 2025 through 2029 are $4.5 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2019.  The 2020 contribution for the postemployment medical plans is estimated to be $0.7 million.  The Company pays these medical costs as they become due and the postemployment plan incorporates cost-sharing features.  The postemployment plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree health care plans that provide a benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact our disclosures.
Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions.  Contributions to these plans were $0.2 million in  2019, 2018, and 2017.  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans were $0.3 million in 2019, 2018, and 2017.
Savings plans for eligible employees and agents match employee and agent contributions up to 8.00% of salary and 2.50% of agents’ prior year paid commissions.  Contributions to the savings plans were $2.5 million in 2019, $2.3 million in 2018, and $2.2 million in 2017.  We may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  The Company did not make a profit sharing contribution in 2019, 2018, or 2017.
We recognize the funded status of our pension and postemployment plans, measured as the difference between plan assets at fair value and the projected benefit obligation, in the Consolidated Balance Sheets.  Changes in the funded status that arise during the period, but are not recognized as components of net periodic benefit cost, are recognized within other comprehensive income (loss), net of taxes.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables provide information regarding pension benefits and other postemployment benefits (OPEB) for the years ended December 31.
	Pension Benefits		OPEB
	2019	2018	2019	2018
Change in projected benefit obligation:
Benefit obligation at beginning of year	$121,586	$134,232	$16,389	$18,232
Service cost	—	—	169	223
Interest cost	4,615	4,274	663	631
Plan participants' contributions	—	—	462	445
Actuarial (gain) loss	10,803	(7,128)	2,208	(1,970)
Benefits paid	(11,073)	(9,792)	(949)	(1,172)
Benefit obligation at end of year	$125,931	$121,586	$18,942	$16,389

Change in plan assets:
Fair value of plan assets at beginning of year	$134,014	$147,007	$—	$—
Return on plan assets	24,735	(7,229)	—	—
Plan participants' contributions	—	—	462	445
Company contributions	4,028	4,028	487	727
Benefits paid	(11,073)	(9,792)	(949)	(1,172)
Fair value of net plan assets at end of year	$151,704	$134,014	$—	$—

Under/(over) funded status at end of year	$(25,773)	$(12,428)	$18,942	$16,389

	Pension Benefits		OPEB
	2019	2018	2019	2018
Amounts recognized in accumulated other comprehensive income (loss):
Net loss (gain)	$69,392	$76,975	$(10,670)	$(14,336)
Prior service credit	(1,340)	(1,406)	—	—
Total accumulated other comprehensive income (loss)	$68,052	$75,569	$(10,670)	$(14,336)

	Pension Benefits		OPEB
	2019	2018	2019	2018
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Unrecognized actuarial net (gain) loss	$(4,709)	$10,278	$2,208	$(1,971)
Amortization of net gain (loss)	(2,874)	(2,394)	1,458	1,292
Amortization of prior service credit	66	66	—	100
Total (gain) loss recognized in other comprehensive income (loss)	$(7,517)	$7,950	$3,666	$(579)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	Pension Benefits		OPEB
	2019	2018	2019	2018
Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	2.88%	3.96%	3.10%	4.13%

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	3.96%	3.30%	4.13%	3.52%
Expected return on plan assets	7.15%	7.15%	—%	—
The following table presents the fair value of each major category of pension plan assets at December 31.
	2019	2018
Fixed maturity securities:
U.S. Government	$248	$346
Industrial and public utility	9,698	9,922
Investment funds:
Mutual funds	29,650	24,535
Hedge fund	—	326
Collective trust	102,147	86,889
Limited partnerships	9,858	9,361
Other invested assets	13	25
Cash and cash equivalents	11	25
Receivables	79	2,585
Fair value of assets at end of year	151,704	134,014
Liabilities:
Accrued liabilities	—	—
Total liabilities	—	—
Fair value of net plan assets at end of year	$151,704	$134,014

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables provide the fair value hierarchy, as described in Note 5, for pension plan assets at December 31.
	2019
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$248	$—	$248
Industrial and public utility	—	9,698	—	9,698
Mutual funds	29,650	—	—	29,650
Other invested assets	—	—	13	13
Total assets in the fair value hierarchy	29,650	9,946	13	39,609

Investments measured at net asset value: [1]
Hedge fund				—
Collective trust				102,147
Limited partnerships				9,858
Investments at fair value				$151,614

	2018
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$346	$—	$346
Industrial and public utility	—	9,922	—	9,922
Mutual funds	24,535	—	—	24,535
Other invested assets	—	—	25	25
Total assets in the fair value hierarchy	24,535	10,268	25	34,828

Investments measured at net asset value: [1]
Hedge fund				326
Collective trust				86,889
Limited partnerships				9,361
Investments at fair value				$131,404
1 These investments are valued based on net asset value per unit.  These values are provided by the fund as a practical expedient and have not been classified in the fair value hierarchy.
The following table discloses the changes in Level 3 pension plan assets measured at fair value on a recurring basis for the years ended December 31.
	2019	2018
Beginning balance	$25	$25
Losses realized and unrealized	(12)	—
Ending balance	$13	$25

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides the components of net periodic benefit cost (credit) for the years ended December 31.
	Pension Benefits			OPEB
	2019	2018	2017	2019	2018	2017
Service cost	$—	$—	$—	$169	$223	$307
Interest cost	4,615	4,274	4,725	663	631	910
Expected return on plan assets	(9,223)	(10,177)	(9,638)	—	—	—
Amortization of:
Unrecognized actuarial net (gain) loss	2,874	2,394	2,638	(1,458)	(1,292)	(833)
Unrecognized prior service credit	(66)	(66)	(66)	—	(100)	(825)
Net periodic benefit credit	(1,800)	(3,575)	(2,341)	(626)	(538)	(441)
Total recognized in other comprehensive income (loss)	(7,517)	7,950	(5,951)	3,666	(579)	(3,955)
Total recognized in net periodic benefit cost (credit) and other comprehensive income (loss)	$(9,317)	$4,375	$(8,292)	$3,040	$(1,117)	$(4,396)
The following table provides the estimated net loss (gain) and prior service credit for the pension plan and other postemployment plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2019.
	Pension Benefits	OPEB
Actuarial net loss (gain)	$2,514	$(1,039)
Prior service credit	(66)	—
The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the following table demonstrates.
	One Percentage Point Change in the Growth Rate
	Increase	Decrease
Service and interest cost components	$136	$(108)
Postemployment benefit obligation	2,848	(2,311)
For measurement purposes, the annual increase in the per capita cost of covered health care benefits was assumed to be 6.75%, decreasing gradually to 5.00% in 2030 and thereafter.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

14. Share-Based Payment
The Kansas City Life Insurance Company Omnibus Incentive Plan (long-term incentive plan) includes a long-term incentive benefit for senior management.  The long-term incentive plan design includes a cash award to participants that may be paid, in part, based on the increase in the share price of our common stock through units (phantom shares) assigned by the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price during a defined measurement period, multiplied by the number of units attributable to each participant.  The increase in the share price is determined based on the change in the share price from the beginning to the end of the three-year interval.  Amounts representing dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability, or retirement.  In addition, all payments are lump sum with no deferrals allowed.  The Company does not make payments in shares, warrants, or options.
The following table provides information about the outstanding three-year intervals at December 31, 2019.
Defined Measurement Period	Number of Units	Grant Price
2017-2019	130,017	$48.01
2018-2020	155,297	$45.62
2019-2021	126,898	$35.12
2020-2022*	129,114	$32.70
*  Effective January 1, 2020
The long-term incentive plan did not make a cash payment during 2019 for the three-year interval ended December 31, 2018.  The long-term incentive plan made a payment of $0.2 million during 2018 for the three-year interval ended December 31, 2017 and a payment of $0.5 million during 2017 for the three-year interval ended December 31, 2016.  The cost of share-based compensation accrued as operating expense during 2019 was less than $0.1 million, net of tax.  The change in accrual that reduced operating expense during 2018 was $0.4 million, net of tax.  The change in accrual that reduced operating expense during 2017 was $0.1 million, net of tax.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

15. Reinsurance
The following table provides information about reinsurance for the years ended December 31.
	2019	2018	2017
Life insurance in force (in millions) :
Direct	$52,752	$53,084	$28,592
Ceded	(32,889)	(33,265)	(13,357)
Assumed	4,337	4,601	3,217
Net	$24,200	$24,420	$18,452

Premiums:
Life insurance:
Direct	$266,345	$201,823	$178,318
Ceded	(96,263)	(59,134)	(47,306)
Assumed	4,717	2,992	2,232
Net	$174,799	$145,681	$133,244

Accident and health:
Direct	$59,681	$58,884	$57,324
Ceded	(11,253)	(10,972)	(10,632)
Net	$48,428	$47,912	$46,692
Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $13.4 million at December 31, 2019 and $15.2 million at December 31, 2018.  The reserve for future policy benefits ceded under this agreement was $8.1 million at December 31, 2019 and $9.1 million at December 31, 2018.
Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  In June 2012, Sunset Life recaptured approximately 9% of the outstanding bulk reinsurance agreement.  The insurance in force ceded approximated $628.4 million at December 31, 2019 and $692.0 million at December 31, 2018.  Premiums totaled $5.7 million during 2019, $6.2 million during 2018, and $6.5 million during 2017.
Reinsurance recoverables were $378.8 million at year-end 2019, consisting of reserves ceded of $347.7 million and claims ceded of $31.1 million.  Reinsurance recoverables were $366.2 million at year-end 2018, consisting of reserves ceded of $342.3 million and claims ceded of $23.9 million.
In the fourth quarter of 2018, Grange Life completed a 100% recapture of a block of business previously ceded to Colorado Bankers Life Insurance Company.  The block of business recaptured approximated $54.5 million of deferred annuity reserves.
The maximum retention on any one life during 2019 and 2018 was $0.5 million for ordinary life plans and $0.1 million for group coverage.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table reflects our reinsurance partners whose reinsurance recoverable was 5% or greater of our total reinsurance recoverable at December 31, 2019, along with their A.M. Best credit rating.
	A.M. Best Rating	Reinsurance Recoverable	% of Recoverable
SCOR Global Life USA Reinsurance Company	A+	97,834	26%
RGA Reinsurance Company	A+	90,782	24%
Transamerica Life Insurance Company	A	$45,191	12%
Other (30 Companies)		144,965	38%
Total		$378,772	100%
A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.
We monitor several factors that we consider relevant as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements.  These factors include the credit rating of the reinsurer and significant changes or events of the reinsurer.  If we believe that any reinsurer would not be able to satisfy its obligations with us, a separate contingency reserve may be established.  At year-end 2019 and 2018, no reinsurer met these conditions.  In addition, we review the credit rating and financial statements of a reinsurer before entering into any new agreements.
Assumed Reinsurance Arrangements
We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies.  This block had $660.8 million of life insurance in force at December 31, 2019 and $725.5 million of life insurance in force at December 31, 2018.  This block generated life insurance premiums of $2.0 million in both 2019 and 2018 and $2.1 million in 2017.
We acquired a block of variable universal life insurance policies and variable annuity contracts from American Family Life Insurance Company in 2013.  The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business.  Included in the transaction are ongoing servicing arrangements for this business.  This block consisted of $327.7 million of separate account balances at December 31, 2019, which are included in the financial statements of American Family, compared to $285.6 million at December 31, 2018.  This block consisted of $0.6 million of future policy benefits and $31.6 million in fixed fund balances that are included in Policyholder Account Balances in the Company’s Consolidated Balance Sheets at December 31, 2019.  This block consisted of $0.6 million of future policy benefits and $30.6 million in fixed fund balances at December 31, 2018.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

16. Comprehensive Income (Loss)
Comprehensive income (loss) is comprised of net income and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses), net of adjustments to DAC, VOBA, DRL, future policy benefits, and policyholder account balances.  In addition, other comprehensive income (loss) includes the change in the liability for benefit plan obligations.  Other comprehensive income (loss) reflects these items net of tax.
The following tables provide information about comprehensive income (loss).
	Year Ended December 31, 2019
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains arising during the year:
Fixed maturity securities	$166,201	$34,902	$131,299
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	2,723	572	2,151
Other-than-temporary impairment losses recognized in earnings	(580)	(122)	(458)
Other-than-temporary impairment losses recognized in other comprehensive income	(4)	(1)	(3)
Net unrealized gains excluding impairment losses	164,062	34,453	129,609
Effect on DAC, VOBA, and DRL	(14,694)	(3,086)	(11,608)
Change in policyholder liabilities	(20,236)	(4,249)	(15,987)
Change in benefit plan obligations	3,851	809	3,042
Other comprehensive income	$132,983	$27,927	$105,056
Net income			24,427
Comprehensive income			$129,483

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	Year Ended December 31, 2018
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized losses arising during the year:
Fixed maturity securities	$(82,724)	$(17,372)	$(65,352)
Less reclassification adjustments:
Net realized investment losses, excluding impairment losses	(367)	(77)	(290)
Other-than-temporary impairment losses recognized in earnings	—	—	—
Other-than-temporary impairment losses recognized in other comprehensive loss	—	—	—
Net unrealized losses excluding impairment losses	(82,357)	(17,295)	(65,062)
Effect on DAC, VOBA, and DRL	11,224	2,357	8,867
Change in policyholder liabilities	14,372	3,018	11,354
Change in benefit plan obligations	(7,371)	(1,548)	(5,823)
Other comprehensive loss	$(64,132)	$(13,468)	$(50,664)
Net income			15,672
Comprehensive loss			$(34,992)

	Year Ended December 31, 2017
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains arising during the year:
Fixed maturity securities	$2,854	$1,001	$1,853
Equity securities	827	289	538
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	2,474	866	1,608
Other-than-temporary impairment losses recognized in earnings	—	—	—
Other-than-temporary impairment losses recognized in other comprehensive income	(7)	(2)	(5)
Net unrealized gains excluding impairment losses	1,214	426	788
Effect on DAC, VOBA, and DRL	1,929	675	1,254
Change in policyholder liabilities	3,089	1,081	2,008
Change in benefit plan obligations	9,906	3,467	6,439
Other comprehensive income	$16,138	$5,649	$10,489
Net income			51,541
Comprehensive income			$62,030

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss) at December 31, 2019, net of tax.
	Unrealized Gain on Non-Impaired Securities	Unrealized Gain on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Policyholder Liabilities	Total

Beginning of year	$6,555	$1,517	$(48,372)	$(1,107)	$(4,143)	$(45,550)
Other comprehensive income (loss) before reclassification	131,860	(561)	3,042	(11,608)	(15,987)	106,746
Amounts reclassified from accumulated other comprehensive income (loss)	(2,151)	461	—	—	—	(1,690)
Net current-period other comprehensive income (loss)	129,709	(100)	3,042	(11,608)	(15,987)	105,056
End of year	$136,264	$1,417	$(45,330)	$(12,715)	$(20,130)	$59,506
The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss) at December 31, 2018, net of tax.
	Unrealized Gain on Non-Impaired Securities	Unrealized Gain on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Policyholder Liabilities	Total

Beginning of year	$72,172	$2,174	$(42,549)	$(10,012)	$(15,497)	$6,288
Cumulative effect of adoption of new accounting principle (ASU No. 2016-01)	(1,212)	—	—	38	—	(1,174)
Adjusted beginning of year	70,960	2,174	(42,549)	(9,974)	(15,497)	5,114
Other comprehensive income (loss) before reclassification	(64,695)	(657)	(5,823)	8,867	11,354	(50,954)
Amounts reclassified from accumulated other comprehensive income (loss)	290	—	—	—	—	290
Net current-period other comprehensive income (loss)	(64,405)	(657)	(5,823)	8,867	11,354	(50,664)
End of year	$6,555	$1,517	$(48,372)	$(1,107)	$(4,143)	$(45,550)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the pre-tax and the related income tax benefit (expense) components of the amounts reclassified from accumulated other comprehensive income (loss) to the Consolidated Statements of Comprehensive Income for the years ended December 31.
	2019	2018	2017
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Net realized investment gains (losses), excluding impairment losses [1]	$2,723	$(367)	$2,474
Income tax benefit (expense) [2]	(572)	77	(866)
Net of taxes	2,151	(290)	1,608

Other-than-temporary impairment losses [1]	(584)	—	(7)
Income tax benefit [2]	123	—	2
Net of taxes	(461)	—	(5)

Total pre-tax reclassifications	2,139	(367)	2,467
Total income tax benefit (expense)	(449)	77	(864)
Total reclassification, net taxes	$1,690	$(290)	$1,603
1  (Increases) decreases net realized investment gains (losses) on the Consolidated Statements of Comprehensive Income.
2  (Increases) decreases income tax expense on the Consolidated Statements of Comprehensive Income.

17. Earnings per Share
Due to our capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported.  The average number of shares outstanding was 9,683,414 shares during 2019, 2018, and 2017.  The number of shares outstanding at both December 31, 2019 and December 31, 2018 was 9,683,414.
18. Segment Information
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  The Individual Insurance segment consists of individual insurance products for Kansas City Life, Sunset Life, Grange Life, and the assumed reinsurance transactions.  The Group Insurance segment consists of sales of group life, dental, vision, disability, accident, and critical illness products.  The Old American segment consists of individual insurance products designed largely as final expense products.
Insurance revenues, as shown in the Consolidated Statements of Comprehensive Income, consist of premiums and contract charges, less reinsurance ceded.  Separate investment portfolios are maintained for Kansas City Life, Sunset Life, Old American, and Grange Life for segment reporting purposes.  Investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Policyholder benefits are specifically identified to the respective segment.  Most home office functions are fully integrated for all segments in order to maximize economies of scale.  Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.
Inter-segment revenues are not material.  We operate solely in the United States of America and no individual customer accounts for 10% or more of our revenue.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables provide selected financial statement items of each of the operating segments for the years ended December 31.  Intercompany transactions have been eliminated to arrive at Consolidated Statements of Comprehensive Income.
	2019
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$190,041	$63,091	$95,981	$349,113
Interest credited to policyholder account balances	78,520	—	—	78,520
Amortization of deferred acquisition costs	15,506	—	20,442	35,948
Income tax expense	4,163	558	302	5,023
Net income	21,191	2,099	1,137	24,427
Assets	4,772,243	12,006	435,616	5,219,865

	2018
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$156,604	$61,632	$92,273	$310,509
Interest credited to policyholder account balances	74,308	—	—	74,308
Amortization of deferred acquisition costs	20,916	—	19,700	40,616
Income tax expense	854	574	86	1,514
Net income	12,198	2,160	1,314	15,672
Assets	4,552,270	10,550	408,666	4,971,486

	2017
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$145,460	$59,569	$88,935	$293,964
Interest credited to policyholder account balances	72,921	—	—	72,921
Amortization of deferred acquisition costs	15,965	—	18,805	34,770
Income tax expense (benefit)	(16,687)	910	(6,395)	(22,172)
Net income	41,005	1,690	8,846	51,541
Assets	4,120,410	9,710	400,550	4,530,670

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

19. Quarterly Consolidated Financial Data (unaudited)
The unaudited quarterly results of operations for the years ended December 31 are summarized in the following table.
	First	Second	Third	Fourth
2019:
Total revenues	$130,103	$129,884	$126,441	$126,265

Total benefits and expenses	125,154	123,455	120,983	113,651

Net income	4,035	5,281	4,522	10,589

Per common share,
basic and diluted	0.42	0.54	0.47	1.09

2018:
Total revenues	$109,511	$112,331	$115,372	$123,818

Total benefits and expenses	107,768	107,386	107,698	120,994

Net income	1,462	4,108	6,275	3,827

Per common share,
basic and diluted	0.15	0.43	0.64	0.40

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

20. Statutory Information and Stockholder Dividends Restriction
The following table provides Kansas City Life’s net gain from operations, net income, and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.
	2019	2018	2017

Net gain from operations	$5,965	$11,529	$14,440

Net income	6,929	15,510	15,977

Capital and surplus	260,804	278,157	307,501
The decrease in capital and surplus in 2019 compared to 2018 was largely attributable to changes in nonadmitted assets of $11.7 million, change in asset valuation reserve of $3.5 million, and change in net unrealized capital gains (losses) of $4.9 million.  These changes were partially offset by net income of $6.9 million, a $3.7 million change in the liability for pension and OPEB, and change in net deferred taxes of $3.0 million.  The decrease in capital and surplus in 2018 compared to 2017 was largely attributable to changes in nonadmitted assets of $28.0 million, change in net unrealized capital losses of $8.5 million, and a $7.5 million increase in the liability for pension and OPEB.  These changes were partially offset by net income of $15.5 million, change in asset valuation reserve of $4.6 million, and change in net deferred taxes of $4.8 million.
Kansas City Life recognizes its 100% ownership in Old American, Sunset Life, and Grange Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis.  Capital and surplus at December 31, 2019 in the above table includes capital and surplus of $19.7 million for Old American, $24.9 million for Sunset Life, and $34.2 million for Grange Life.
Stockholder dividends may not exceed statutory unassigned surplus.  Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  We believe that Kansas City Life, as the parent company, has sufficient cash resources, independent of dividends paid by its affiliates, to satisfy its own stockholder dividend payments.  In addition, we believe that individually each of the insurance enterprises has sufficient cash flows to satisfy the anticipated cash dividends that are expected to be declared.
The maximum stockholder dividends payable by Kansas City Life without prior approval in 2020 is $26.1 million, 10% of December 31, 2019 capital and surplus.  The maximum stockholder dividends payable by Old American without prior approval in 2020 is $2.0 million, 10% of December 31, 2019 capital and surplus.  The maximum stockholder dividends payable by Sunset Life without prior approval in 2020 is $2.5 million, 10% of December 31, 2019 capital and surplus.
Grange Life is subject to the laws in Ohio, its state of domicile.  Grange Life did not pay any stockholder dividends during 2019.
We believe that the statutory limitations impose no practical restrictions on the dividend payment plans of our three insurance companies.
Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks.  One such measure is through the risk-based capital (RBC) guidelines.  RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action.  RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures.  The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis.  Generally, regulatory action is at 150% of the authorized control level.  Each of the four insurance companies was within the range of approximately 600% to 900%, well in excess of the control level at December 31, 2019.
We are required to deposit a defined amount of assets with state regulatory authorities.  Such assets had a statutory carrying value of $16.3 million at December 31, 2019, $14.7 million at December 31, 2018, and $12.3 million at December 31, 2017.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

21. Commitments, Contingent Liabilities, Guarantees, and Indemnifications
Commitments
In the normal course of business, we have open purchase and sale commitments.  At December 31, 2019, we had purchase commitments to fund mortgage loans of $20.6 million.
Subsequent to December 31, 2019 we entered into commitments to fund additional mortgage loans of $13.9 million.
Contingent Liabilities
On March 1, 2019, the Delaware Department of Insurance requested Scottish Re (US) be placed in rehabilitation. Kansas City Life has ceded some of its business to Scottish Re (US), a subsidiary of Scottish Re Group.  Based on the information currently available, the Company does not have sufficient information to make an assessment of the likelihood of any loss related to this matter. The Company will continue to closely monitor developments related to the rehabilitation proceeding.
Kansas City Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.
Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss can be difficult to ascertain.  We establish liabilities for litigation and other loss contingencies when available information indicates both that a loss is probable and the amount of the loss can be reasonably estimated.  Some matters could require us to pay damages or make other expenditures or establish accruals in amounts that cannot be estimated as of December 31, 2019.  Based on information currently known by management, management does not believe any such expenditures are likely to have a material adverse effect on Kansas City Life’s financial condition.
Cost of Insurance Litigation
We are a defendant in three very similar putative class actions that allege that we applied cost of insurance rates in excess of amounts permitted by the terms of certain universal life insurance policies.
The three cases are:
•
Meek v. KCL, filed in the U.S. District Court for the Western District of Missouri, in which the plaintiff seeks to represent all similar universal life policyholders residing outside of the State of Missouri and seeks damages on behalf of all such policyholders.

•
Karr v. KCL, filed in the 16th District Court for the State of Missouri (Jackson County), in which plaintiff seeks to represent all similar universal life policyholders residing in the State of Missouri and seeks damages on behalf of all such policyholders.

•
Sheldon v KCL, filed in the 16th District Court for the State of Missouri (Jackson County), in which plaintiff seeks to represent all similar variable universal life policyholders and seeks damages on behalf of all such policyholders.

We are vigorously defending each of these matters.
We are subject to regular reviews and inspections by state and federal regulatory authorities.  State insurance examiners - or independent audit firms engaged by such examiners - may, from time to time, conduct examinations or investigations into industry practices and into customer complaints.  A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against us or our employees, which could have a material adverse effect on our financial statements.  The Missouri Department of Insurance most recently completed an examination based upon our statutory financial statements for the year ended December 31, 2014 for Kansas City Life, Sunset Life, and Old American.  No recommendations or financial adjustments were required as a result of that examination.  The Ohio Department of Insurance most recently completed an examination of Grange Life for the year ended December 31, 2014.  A periodic examination by the Missouri Department of Insurance and the Ohio Department of Insurance based upon the year ended December 31, 2019 began during the first quarter of 2020.
The life insurance industry has been the subject of significant regulatory and legal activities regarding the use of the U.S. Social Security Administration's Death Master File (“Death Master File”) in the claims process.  Certain states have proposed, and many other states are considering, new legislation and regulations related to unclaimed life insurance benefits and the use of the Death Master File in the claims process.  Based on our analysis to date, we believe that we have adequately reserved for contingencies

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
from a change in statute or regulation.  Ongoing regulatory developments and other future requirements related to this matter may result in additional payments or costs that could be significant and could have a material adverse effect on our financial statements.
Guarantees and Indemnifications
We are subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated.  Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  We are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  We believe that the likelihood is remote that material payments would be required under such indemnifications and, therefore, such indemnifications would not result in a material adverse effect on our financial position or financial statements.
22. Subsequent Events
We evaluated events that occurred subsequent to December 31, 2019 through March 12, 2020, the date the consolidated financial statements were issued and have identified the following subsequent event.
On January 27, 2020, the Kansas City Life Board of Directors declared a quarterly dividend of $0.27 per share, paid on February 12, 2020 to stockholders of record on February 6, 2020.
There have been no other subsequent events that occurred during such period that require disclosure in, or adjustment to, the consolidated financial statements as of and for the year ended December 31, 2019.

Independent Auditor's Report

The Audit Committee and Stockholders
Kansas City Life Insurance Company
We have audited the accompanying consolidated financial statements of Kansas City Life Insurance Company and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2019 and 2018, and the related consolidated statements of comprehensive income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2019, and the related notes to the consolidated financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and its subsidiaries as of December 31, 2019 and 2018, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2019, in accordance with accounting principles generally accepted in the United States of America.
/s/ BKD, LLP
Kansas City, Missouri
March 12, 2020

KANSAS CITY LIFE
VARIABLE ANNUITY
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2019 AND 2018

TABLE OF CONTENTS
Statement of Net Assets
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2019

			Century II		Century II
			Variable Annuity		Freedom Variable Annuity
	Number of		Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	Value	Cost
							(in thousands)
Federated Insurance Series
Managed Volatility Fund II - P	254,972	$ 11.30	140,431	$ 20.507	104	$ 13.649	$ 2,881	$ 3,412
High Income Bond Fund II - P	673,209	6.53	117,424	33.802	15,898	26.851	4,396	4,437
Government Money Fund II - S	1,692,093	1.00	135,413	11.808	10,157	9.176	1,692	1,692

MFS® Variable Insurance Trust
Research Series - Initial Class Shares	271,665	29.49	151,763	52.524	937	42.876	8,011	6,324
Growth Series - Initial Class Shares	213,959	59.40	184,765	68.236	1,783	56.930	12,709	7,966
Total Return Series - Initial Class Shares	238,114	24.90	118,970	42.414	36,011	24.523	5,929	5,128
Total Return Bond Series - Initial Class Shares	307,380	13.48	157,908	24.792	13,724	16.656	4,143	3,989
Utilities Series - Initial Class Shares	385,208	35.18	150,044	84.992	14,205	56.250	13,552	10,936

MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	197,322	9.98	80,317	22.702	7,985	18.275	1,969	1,971

American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	317,352	15.96	116,960	43.099	466	51.667	5,065	4,465
VP International Fund - Class I	526,013	11.50	196,742	30.204	4,023	26.537	6,049	5,065
VP Value Fund - Class I	653,940	11.72	332,300	22.567	4,862	33.960	7,663	5,585
VP Income & Growth Fund - Class I	198,931	10.02	113,464	16.818	2,571	33.103	1,993	1,704
VP Ultra® Fund - Class I	97,752	20.93	52,928	38.356	431	36.793	2,046	1,711
VP Mid Cap Value Fund - Class I	46,727	20.68	34,056	28.106	336	27.162	966	877

American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	210,538	10.26	146,005	13.903	9,762	13.338	2,160	2,208

BNY Mellon Variable Investment Fund
Appreciation Portfolio - Initial Shares	101,031	42.76	111,361	38.784	32	34.612	4,320	3,860
Opportunistic Small Cap Portfolio - Initial Shares	170,876	41.78	251,400	28.136	2,637	24.994	7,139	7,117

BNY Mellon Stock Index Fund, Inc. - Initial Shares	303,357	59.95	434,674	40.466	15,365	38.824	18,186	12,245

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	29,924	39.30	17,520	66.401	364	34.845	1,176	1,053

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	46,807	32.27	35,067	41.761	1,170	39.361	1,511	1,157
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	224,039	23.04	115,325	43.100	4,655	41.118	5,162	4,604
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	342,764	11.81	94,607	42.137	1,523	40.420	4,049	3,285

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	135,218	17.50	88,993	26.119	1,858	22.527	2,366	2,090
Franklin Small-Mid Cap Growth VIP Fund - Class 2	97,718	17.29	95,550	17.635	120	37.977	1,690	1,747
Templeton Developing Markets VIP Fund - Class 2	333,882	10.71	126,412	27.511	2,721	36.050	3,576	3,015
Templeton Foreign VIP Fund - Class 2	264,965	13.93	118,278	30.500	3,902	21.406	3,691	3,730

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2019

			Century II		Century II
			Variable Annuity		Freedom Variable Annuity
	Number of		Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	Value	Cost
							(in thousands)
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	980,667	17.01	488,819	33.265	15,035	27.974	16,681	14,300

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	15,480	67.15	90,930	11.255	485	33.042	1,039	930
V.I. Technology Fund - Series I Shares	40,488	27.23	144,063	7.507	479	43.839	1,102	867
V.I. Core Equity Fund - Series I Shares	17,085	34.95	41,046	14.548	-	28.933	598	548

Columbia Funds Variable Series Trust II
Mid-Cap Growth Fund (Class 2)	66,063	32.44	123,529	16.850	1,596	38.595	2,143	1,366
Seligman Global Technology Fund (Class 2)	177,242	21.12	96,552	35.280	3,830	87.992	3,743	3,449
Select Small Cap Value Fund (Class 2)	40,658	24.44	28,969	33.535	691	32.169	994	730

Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2	90,088	36.10	137,155	22.575	7,131	21.871	3,252	2,773
VIP Freedom Income PortfolioSM - Service Class 2	182,638	11.83	151,823	13.610	7,154	13.185	2,161	2,043
VIP Freedom 2010 PortfolioSM - Service Class 2	24,722	13.32	5,811	15.537	15,880	15.052	329	302
VIP Freedom 2015 PortfolioSM - Service Class 2	56,030	13.12	36,710	15.938	9,717	15.441	735	659
VIP Freedom 2020 PortfolioSM - Service Class 2	337,240	13.92	282,652	16.018	10,748	15.519	4,696	4,012
VIP Freedom 2025 PortfolioSM - Service Class 2	55,516	15.21	49,816	16.950	-	16.422	844	689
VIP Freedom 2030 PortfolioSM - Service Class 2	117,351	15.19	104,622	17.029	59	16.498	1,783	1,453
VIP Freedom 2035 PortfolioSM - Service Class 2	24,589	24.17	28,852	20.599	-	20.106	594	465
VIP Freedom 2040 PortfolioSM - Service Class 2	41,081	22.95	45,393	20.770	-	20.274	942	769
VIP Freedom 2045 PortfolioSM - Service Class 2	17,936	22.93	19,682	20.896	-	20.397	412	340
VIP Freedom 2050 PortfolioSM - Service Class 2	24,314	20.57	23,027	20.929	892	20.428	500	405

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	739,181	11.57	682,338	12.411	6,890	12.175	8,552	8,374
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	1,771,047	11.95	1,615,843	13.048	6,258	12.800	21,163	20,751
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1,151,232	11.43	995,918	13.040	13,448	12.792	13,159	12,993

American Funds Insurance Series®
Global Bond Fund - Class 2 Shares	34,914	12.03	38,268	10.366	2,272	10.271	420	415
Global Growth Fund - Class 2 Shares	30,469	32.24	60,606	15.937	1,041	15.791	982	891
New World Fund® - Class 2 Shares	6,702	25.59	12,076	14.202	-	14.072	172	154
Growth-Income Fund - Class 2 Shares	25,379	50.08	75,567	15.662	5,636	15.519	1,271	1,219
Capital Income Builder® - Class 2 Shares	26,471	10.72	23,493	11.771	621	11.663	284	265
Asset Allocation Fund - Class 2 Shares	16,016	23.79	23,225	13.598	4,839	13.474	381	362

American Funds Insurance Series® Managed Risk Funds
Managed Risk Growth Fund - Class P2 Shares	1,644,981	13.71	1,483,986	15.187	991	15.049	22,553	20,228
Managed Risk International Fund - Class P2 Shares	535,550	10.92	459,634	12.708	568	12.592	5,848	5,339
Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	1,453,628	11.91	1,413,410	12.240	1,051	12.128	17,313	16,919
Managed Risk Growth-Income Fund - Class P2 Shares	1,204,651	13.69	1,178,652	13.985	600	13.857	16,492	14,206
Managed Risk Asset Allocation Fund - Class P2 Shares	1,377,245	13.46	1,415,201	12.929	18,817	12.811	18,539	17,054
Total Net Assets							$ 303,767	$ 266,643

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
DECEMBER 31, 2019
(in thousands)

	Federated Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II

	Managed Volatility Fund II - P	High Income Bond Fund II - P	Government Money Fund II - S	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Total Return Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Investment Income:
Income:
Dividend Distributions	$60	260	37	59	-	134	136	515	70
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	39	61	32	105	162	83	60	183	30
Net Investment Income (Loss)	21	199	5	(46)	(162)	51	76	332	40
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(125)	(35)	-	194	614	98	29	276	(16)
Capital Gains Distributions	-	-	-	764	998	152	-	38	-
Unrealized Appreciation (Depreciation)	580	353	-	1,054	2,004	684	253	2014	183
Net Gain (Loss) on Investments	455	318	-	2,012	3.616	934	282	2,328	167

Change in Net Assets from Operations	$476	517	5	1,966	3,454	985	358	2,660	207

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2019
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	BNY Mellon Variable Investment Fund

	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Investment Income:
Income:
Dividend Distributions	$-	50	152	38	-	20	50	47	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	67	80	102	25	21	13	31	57	92
Net Investment Income (Loss)	(67)	(30)	50	13	(21)	7	19	(10)	(92)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	92	88	252	27	38	3	(26)	13	(37)
Capital Gains Distributions	806	298	419	149	149	107	-	460	1,123
Unrealized Appreciation (Depreciation)	522	969	877	163	264	113	168	717	174
Net Gain (Loss) on Investments	1,420	1,355	1,548	339	451	223	142	1,190	1,261

Change in Net Assets from Operations	$1,353	1,325	1,598	352	430	230	161	1,180	1,169

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2019
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust

	BNY Mellon Stock Index Fund, Inc. - Initial Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2

Investment Income:
Income:
Dividend Distributions	$288	15	13	18	62	58	-	33	62
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	237	15	20	64	54	31	23	47	51
Net Investment Income (Loss)	51	-	(7)	(46)	8	27	(23)	(14)	11
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	748	2	60	57	95	28	(26)	30	(58)
Capital Gains Distributions	854	33	103	515	259	46	218	-	37
Unrealized Appreciation (Depreciation)	2,639	252	218	410	488	308	226	728	379
Net Gain (Loss) on Investments	4,241	287	381	982	842	382	418	758	358

Change in Net Assets from Operations	$4,292	287	374	936	850	409	395	744	369

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2019
(in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Series Trust II			Fidelity® Variable Insurance Products

	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Small Cap Value Fund (Class 2)	VIP ContrafundSM Portfolio - Service Class 2	VIP Freedom Income PortfolioSM - Service Class 2

Investment Income:
Income:
Dividend Distributions	$255	-	-	6	-	-	-	6	39
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	217	11	14	8	27	46	14	41	30
Net Investment Income (Loss)	38	(11)	(14)	(2)	(27)	(46)	(14)	(35)	9
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	221	10	33	5	136	(28)	51	42	4
Capital Gains Distributions	278	128	92	67	-	525	-	331	45
Unrealized Appreciation (Depreciation)	2,711	104	172	64	431	912	105	401	145
Net Gain (Loss) on Investments	3,210	242	297	136	567	1,409	156	774	194

Change in Net Assets from Operations	$3,248	231	283	134	540	1,363	142	739	203

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2019
(in thousands)

	Fidelity® Variable Insurance Products

	VIP Freedom 2010 PortfolioSM - Service Class 2	VIP Freedom 2015 PortfolioSM - Service Class 2	VIP Freedom 2020 PortfolioSM - Service Class 2	VIP Freedom 2025 PortfolioSM - Service Class 2	VIP Freedom 2030 PortfolioSM - Service Class 2	VIP Freedom 2035 PortfolioSM - Service Class 2	VIP Freedom 2040 PortfolioSM - Service Class 2	VIP Freedom 2045 PortfolioSM - Service Class 2	VIP Freedom 2050 PortfolioSM - Service Class 2

Investment Income:
Income:
Dividend Distributions	$6	13	81	14	29	9	14	6	7
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	7	10	85	11	23	8	12	5	7
Net Investment Income (Loss)	(1)	3	(4)	3	6	1	2	1	-
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	39	3	330	14	32	15	4	2	15
Capital Gains Distributions	24	49	350	24	60	17	29	13	15
Unrealized Appreciation (Depreciation)	1	50	327	105	229	92	160	71	80
Net Gain (Loss) on Investments	64	102	1,007	143	321	124	193	86	110

Change in Net Assets from Operations	$63	105	1,003	146	327	125	195	87	110

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2019
(in thousands)

	Northern Lights Variable Trust			American Funds Insurance Series®

	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Global Bond Fund - Class 2 Shares	Global Growth Fund - Class 2 Shares	New World Fund® - Class 2 Shares	Growth-Income Fund - Class 2 Shares	Capital Income Builder® - Class 2 Shares	Asset Allocation Fund - Class 2 Shares

Investment Income:
Income:
Dividend Distributions	$200	440	263	6	9	1	19	8	7
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	123	291	199	5	8	2	14	4	5
Net Investment Income (Loss)	77	149	64	1	1	(1)	5	4	2
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	13	(3)	(32)	-	1	-	-	5	(14)
Capital Gains Distributions	257	863	890	-	26	5	93	-	17
Unrealized Appreciation (Depreciation)	720	1,811	1,143	22	137	32	109	37	53
Net Gain (Loss) on Investments	990	2,671	2,001	22	164	37	202	42	56

Change in Net Assets from Operations	$1,067	2,820	2,065	23	165	36	207	46	58

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2019
(in thousands)

	American Funds Insurance Series® Managed Risk Funds

	Managed Risk Growth Fund - Class P2 Shares	Managed Risk International Fund - Class P2 Shares	Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	Managed Risk Growth-Income Fund - Class P2 Shares	Managed Risk Asset Allocation Fund - Class P2 Shares	Total

Investment Income:
Income:
Dividend Distributions	$178	95	262	57	421	$4,628
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	288	79	231	218	253	4,081
Net Investment Income (Loss)	(110)	16	31	(161)	168	547
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	148	38	(55)	247	136	3,833
Capital Gains Distributions	1,432	181	838	149	772	15,098
Unrealized Appreciation (Depreciation)	2,221	599	1,115	2,227	1,645	34,772
Net Gain (Loss) on Investments	3,801	818	1,898	2,623	2.553	53,703

Change in Net Assets from Operations	$3,691	834	1,929	2,462	2,721	$54,250

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

	Federated Insurance Series						MFS® Variable Insurance Trust

	Managed Volatility Fund II - P		High Income Bond Fund II - P		Government Money Fund II - S		Research Series - Initial Class Shares		Growth Series - Initial Class Shares		Total Return Series - Initial Class Shares
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$21	63	199	287	5	(5)	(46)	(51)	(162)	(140)	51	46
Net Realized Gain (Loss) and Capital Gains Distributions	(125)	(75)	(35)	(32)	-	-	958	1,023	1,612	1,226	250	399
Unrealized Appreciation (Depreciation)	580	(308)	353	(457)	-	-	1,054	(1,348)	2,004	(932)	684	(869)
Change in Net Assets from Operations	476	(320)	517	(202)	5	(5)	1,966	(376)	3,454	154	985	(424)

Deposits	46	73	109	347	7,332	9,192	89	135	133	212	102	91

Payments and Withdrawals:
Death Benefits	74	15	55	59	2	-	51	49	21	36	98	28
Withdrawals	257	102	401	269	240	410	590	515	781	701	647	538
Administrative Fees	1	1	3	3	6	7	3	3	8	8	3	3
Net Transfers to (from) Fixed Account	20	(37)	(156)	195	8,080	8,513	(176)	(145)	(299)	(206)	(45)	149
Payments and Withdrawals	352	81	303	526	8,328	8,930	468	422	511	539	703	718

Net Assets:
Net Increase (Decrease)	170	(328)	323	(381)	(991)	257	1,587	(663)	3,076	(173)	384	(1,051)
Beginning of Year	2,711	3,039	4,073	4,454	2,683	2,426	6,424	7,087	9,633	9,806	5,545	6,596

End of Year	$2,881	2,711	4,396	4,073	1,692	2,683	8,011	6,424	12,709	9,633	5,929	5,545

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

	MFS® Variable Insurance Trust				MFS® Variable Insurance Trust II		American Century Variable Portfolios, Inc.

	Total Return Bond Series - Initial Class Shares		Utilities Series - Initial Class Shares		Strategic Income Portfolio - Initial Class Shares		VP Capital Appreciation Fund - Class I		VP International Fund - Class I		VP Value Fund - Class I
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$76	88	332	(42)	40	59	(67)	(66)	(30)	(9)	50	18
Net Realized Gain (Loss) and Capital Gains Distributions	29	(13)	314	206	(16)	(17)	898	100	386	580	671	374
Unrealized Appreciation (Depreciation)	253	(197)	2,014	(188)	183	(118)	522	(307)	969	(1,580)	877	(1,148)
Change in Net Assets from Operations	358	(122)	2,660	(24)	207	(76)	1,353	(273)	1,325	(1,009)	1,598	(756)

Deposits	71	208	299	392	22	245	71	151	98	162	111	134

Payments and Withdrawals:
Death Benefits	60	19	67	92	20	6	8	26	13	59	17	42
Withdrawals	850	356	1,110	1,147	510	124	474	285	612	495	801	515
Administrative Fees	2	2	9	9	2	2	5	5	4	5	6	6
Net Transfers to (from) Fixed Account	(45)	(174)	85	265	23	(162)	13	4	(71)	(498)	(298)	(78)
Payments and Withdrawals	867	203	1,271	1,513	555	(30)	500	320	558	61	526	485

Net Assets:
Net Increase (Decrease)	(438)	(117)	1,688	(1,145)	(326)	199	924	(442)	865	(908)	1,183	(1,107)
Beginning of Year	4,581	4,698	11,864	13,009	2,295	2,096	4,141	4,583	5,184	6,092	6,480	7,587

End of Year	$4,143	4,581	13,552	11,864	1,969	2,295	5,065	4,141	6,049	5,184	7,663	6,480

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.		BNY Mellon Variable Investment Fund

	VP Income & Growth Fund - Class I		VP Ultra® Fund - Class I		VP Mid Cap Value Fund - Class I		VP Inflation Protection Fund - Class II		Appreciation Portfolio - Initial Shares		Opportunistic Small Cap Portfolio - Initial Shares
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$13	8	(21)	(15)	7	-	19	35	(10)	(6)	(92)	(103)
Net Realized Gain (Loss) and Capital Gains Distributions	176	164	187	180	110	84	(26)	(25)	473	535	1,086	1,468
Unrealized Appreciation (Depreciation)	163	(312)	264	(203)	113	(227)	168	(111)	717	(846)	175	(2,779)
Change in Net Assets from Operations	352	(140)	430	(38)	230	(143)	161	(101)	1,180	(317)	1,169	(1,414)

Deposits	36	54	19	133	20	16	20	141	47	63	126	221

Payments and Withdrawals:
Death Benefits	21	2	-	29	-	1	26	-	31	65	22	8
Withdrawals	117	97	183	42	129	32	385	115	422	307	395	515
Administrative Fees	2	1	1	1	2	2	1	2	3	3	6	6
Net Transfers to (from) Fixed Account	(210)	(43)	(624)	(86)	47	34	(57)	(90)	58	(124)	(528)	(160)
Payments and Withdrawals	(70)	57	(440)	(14)	178	69	355	27	514	251	(105)	369

Net Assets:
Net Increase (Decrease)	458	(143)	889	109	72	(196)	(174)	13	713	(505)	1,400	(1,562)
Beginning of Year	1,535	1,678	1,157	1,048	894	1,090	2,334	2,321	3,607	4,112	5,739	7,301

End of Year	$1,993	1,535	2,046	1,157	966	894	2,160	2,334	4,320	3,607	7,139	5,739

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

					JPMorgan Insurance Trust						Franklin Templeton Variable Insurance Products Trust

	BNY Mellon Stock Index Fund, Inc. - Initial Shares		BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares		Insurance Trust U.S. Equity Portfolio - Class 1 Shares		Insurance Trust Small Cap Core Portfolio - Class 1 Shares		Insurance Trust Mid Cap Value Portfolio - Class 1 Shares		Franklin Global Real Estate VIP Fund - Class 2
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$51	39	-	3	(7)	(9)	(46)	(48)	8	(19)	27	27
Net Realized Gain (Loss) and Capital Gains Distributions	1,602	1,241	35	161	163	230	572	540	354	207	74	13
Unrealized Appreciation (Depreciation)	2,639	(2,221)	252	(218)	218	(324)	410	(1,094)	488	(711)	308	(213)
Change in Net Assets from Operations	4,292	(941)	287	(54)	374	(103)	936	(602)	850	(523)	409	(173)

Deposits	354	493	14	15	24	25	78	392	78	110	76	98

Payments and Withdrawals:
Death Benefits	88	118	-	-	-	1	41	49	66	34	2	6
Withdrawals	1,482	1,343	47	66	314	74	292	271	365	189	148	165
Administrative Fees	10	11	1	1	1	1	4	4	2	2	1	1
Net Transfers to (from) Fixed Account	110	(54)	(44)	(103)	(60)	48	(518)	29	(80)	(34)	(6)	(114)
Payments and Withdrawals	1,690	1,418	4	(36)	255	124	(181)	353	353	191	145	58

Net Assets:
Net Increase (Decrease)	2,956	(1,866)	297	(3)	143	(202)	1,195	(563)	575	(604)	340	(133)
Beginning of Year	15,230	17,096	879	882	1,368	1,570	3,967	4,530	3,474	4,078	2,026	2,159

End of Year	$18,186	15,230	1,176	879	1,511	1,368	5,162	3,967	4,049	3,474	2,366	2,026

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

	Franklin Templeton Variable Insurance Products Trust						Calamos® Advisors Trust		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

	Franklin Small-Mid Cap Growth VIP Fund - Class 2		Templeton Developing Markets VIP Fund - Class 2		Templeton Foreign VIP Fund - Class 2		Calamos Growth and Income Portfolio		V.I. American Franchise Fund - Series I Shares		V.I. Technology Fund - Series I Shares
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(23)	(21)	(14)	(19)	11	49	38	(22)	(11)	(7)	(14)	(12)
Net Realized Gain (Loss) and Capital Gains Distributions	192	133	30	24	(21)	4	499	830	138	51	125	85
Unrealized Appreciation (Depreciation)	226	(212)	728	(633)	379	(745)	2,711	(1,628)	104	(100)	172	(103)
Change in Net Assets from Operations	395	(100)	744	(628)	369	(692)	3,248	(820)	231	(56)	283	(30)

Deposits	32	122	57	80	39	69	476	409	19	52	15	36

Payments and Withdrawals:
Death Benefits	1	8	21	70	48	30	103	480	-	-	-	13
Withdrawals	128	121	223	190	350	146	1,236	800	122	32	72	66
Administrative Fees	2	2	5	5	5	6	31	31	1	-	1	1
Net Transfers to (from) Fixed Account	(60)	(59)	99	(326)	(209)	(275)	(490)	(342)	(282)	(239)	(56)	(130)
Payments and Withdrawals	71	72	348	(61)	194	(93)	880	969	(159)	(207)	17	(50)

Net Assets:
Net Increase (Decrease)	356	(50)	453	(487)	214	(530)	2,844	(1,380)	409	203	281	56
Beginning of Year	1,334	1,384	3,123	3,610	3,477	4,007	13,837	15,217	630	427	821	765

End of Year	$1,690	1,334	3,576	3,123	3,691	3,477	16,681	13,837	1,039	630	1,102	821

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		Columbia Funds Variable Series Trust II						Fidelity® Variable Insurance Products

	V.I. Core Equity Fund - Series I Shares		Mid-Cap Growth Fund (Class 2)		Seligman Global Technology Fund (Class 2)		Select Small Cap Value Fund (Class 2)		VIP ContrafundSM Portfolio - Service Class 2		VIP Freedom Income PortfolioSM - Service Class 2
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(2)	(3)	(27)	(28)	(46)	(47)	(14)	(15)	(35)	(28)	9	(5)
Net Realized Gain (Loss) and Capital Gains Distributions	72	47	136	164	497	318	51	68	373	354	49	55
Unrealized Appreciation (Depreciation)	64	(106)	431	(233)	912	(573)	105	(200)	401	(548)	145	(148)
Change in Net Assets from Operations	134	(62)	540	(97)	1,363	(302)	142	(147)	739	(222)	203	(98)

Deposits	7	65	32	45	56	94	16	24	51	98	5	38

Payments and Withdrawals:
Death Benefits	-	1	11	8	1	22	4	16	2	68	-	-
Withdrawals	50	30	215	326	257	235	60	56	248	119	323	697
Administrative Fees	-	-	1	1	5	5	2	2	4	4	22	29
Net Transfers to (from) Fixed Account	(15)	52	(106)	(99)	116	(104)	22	(11)	(185)	23	(23)	181
Payments and Withdrawals	35	83	121	236	379	158	88	63	69	214	322	907

Net Assets:
Net Increase (Decrease)	106	(80)	451	(288)	1,040	(366)	70	(186)	721	(338)	(114)	(967)
Beginning of Year	492	572	1,692	1,980	2,703	3,069	924	1,110	2,531	2,869	2,275	3,242

End of Year	$598	492	2,143	1,692	3,743	2,703	994	924	3,252	2,531	2,161	2,275
See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

	Fidelity® Variable Insurance Products

	VIP Freedom 2010 PortfolioSM - Service Class 2		VIP Freedom 2015 PortfolioSM - Service Class 2		VIP Freedom 2020 PortfolioSM - Service Class 2		VIP Freedom 2025 PortfolioSM - Service Class 2		VIP Freedom 2030 PortfolioSM - Service Class 2		VIP Freedom 2035 PortfolioSM - Service Class 2
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(1)	(1)	3	(1)	(4)	(16)	3	(2)	6	(6)	1	(3)
Net Realized Gain (Loss) and Capital Gains Distributions	63	33	52	98	680	417	38	24	92	174	32	40
Unrealized Appreciation (Depreciation)	1	(69)	50	(132)	327	(940)	105	(90)	229	(313)	92	(106)
Change in Net Assets from Operations	63	(37)	105	(35)	1,003	(539)	146	(68)	327	(145)	125	(69)

Deposits	3	16	7	7	119	36	17	32	68	129	13	11

Payments and Withdrawals:
Death Benefits	-	-	-	8	297	69	-	-	-	-	-	-
Withdrawals	465	28	15	16	2,070	868	38	41	48	612	124	128
Administrative Fees	1	2	3	3	38	50	1	1	1	1	1	1
Net Transfers to (from) Fixed Account	(157)	85	1	363	236	376	44	(8)	3	39	(4)	1
Payments and Withdrawals	309	115	19	390	2,641	1,363	83	34	52	652	121	130

Net Assets:
Net Increase (Decrease)	(243)	(136)	93	(418)	(1,519)	(1,866)	80	(70)	343	(668)	17	(188)
Beginning of Year	572	708	642	1,060	6,215	8,081	764	834	1,440	2,108	577	765

End of Year	$329	572	735	642	4,696	6,215	844	764	1,783	1,440	594	577

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

	Fidelity® Variable Insurance Products						Northern Lights Variable Trust

	VIP Freedom 2040 PortfolioSM - Service Class 2		VIP Freedom 2045 PortfolioSM - Service Class 2		VIP Freedom 2050 PortfolioSM - Service Class 2		TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$2	(4)	1	(2)	-	(3)	77	20	149	35	64	8
Net Realized Gain (Loss) and Capital Gains Distributions	33	28	15	14	30	18	270	551	860	1,328	858	1,369
Unrealized Appreciation (Depreciation)	160	(119)	71	(53)	80	(70)	720	(1,254)	1,811	(3,314)	1,143	(3,258)
Change in Net Assets from Operations	195	(95)	87	(41)	110	(55)	1,067	(683)	2,820	(1,951)	2,065	(1,881)

Deposits	36	53	14	27	30	42	274	204	204	473	102	122

Payments and Withdrawals:
Death Benefits	-	-	-	1	-	-	389	50	36	173	4	80
Withdrawals	22	64	16	37	99	7	1,488	793	797	2,778	2,752	2,493
Administrative Fees	1	1	-	-	1	1	82	92	212	238	154	207
Net Transfers to (from) Fixed Account	-	(26)	1	4	(32)	7	(608)	515	917	940	1,555	2,702
Payments and Withdrawals	23	39	17	42	68	15	1,351	1,450	1,962	4,129	4,465	5,482

Net Assets:
Net Increase (Decrease)	208	(81)	84	(56)	72	(28)	(10)	(1,929)	1,062	(5,607)	(2,298)	(7,241)
Beginning of Year	734	815	328	384	428	456	8,562	10,491	20,101	25,708	15,457	22,698

End of Year	$942	734	412	328	500	428	8,552	8,562	21,163	20,101	13,159	15,457

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

	American Funds Insurance Series®

	Global Bond Fund - Class 2 Shares		Global Growth Fund - Class 2 Shares		New World Fund® - Class 2 Shares		Growth-Income Fund - Class 2 Shares		Capital Income Builder® - Class 2 Shares		Asset Allocation Fund - Class 2 Shares
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$1	3	1	(2)	(1)	(1)	5	1	4	4	2	1
Net Realized Gain (Loss) and Capital Gains Distributions	-	-	27	15	5	4	93	53	5	1	3	14
Unrealized Appreciation (Depreciation)	22	(16)	137	(61)	32	(29)	109	(87)	37	(31)	53	(43)
Change in Net Assets from Operations	23	(13)	165	(48)	36	(26)	207	(33)	46	(26)	58	(28)

Deposits	2	227	27	96	2	20	100	48	82	41	75	148

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	2	-	35	-
Withdrawals	8	15	21	48	26	20	108	93	115	48	49	17
Administrative Fees	1	1	1	-	-	-	1	-	-	-	1	1
Net Transfers to (from) Fixed Account	(42)	(69)	(483)	(176)	(22)	(61)	(420)	(284)	-	(50)	6	(72)
Payments and Withdrawals	(33)	(53)	(461)	(128)	4	(41)	(311)	(191)	117	(2)	91	(54)

Net Assets:
Net Increase (Decrease)	58	267	653	176	34	35	618	206	11	17	42	174
Beginning of Year	362	95	329	153	138	103	653	447	273	256	339	165

End of Year	$420	362	982	329	172	138	1,271	653	284	273	381	339

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

	American Funds Insurance Series® Managed Risk Funds

	Managed Risk Growth Fund - Class P2 Shares		Managed Risk International Fund - Class P2 Shares		Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares		Managed Risk Growth-Income Fund - Class P2 Shares		Managed Risk Asset Allocation Fund - Class P2 Shares		Total
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(110)	(153)	16	18	31	311	(161)	(53)	168	(12)	547	144
Net Realized Gain (Loss) and Capital Gains Distributions	1,580	1,152	219	77	783	842	396	902	908	1,019	18,931	18,875
Unrealized Appreciation (Depreciation)	2,221	(1,586)	599	(773)	1,115	(2,656)	2,227	(1,384)	1,645	(2,144)	34,772	(40,468)
Change in Net Assets from Operations	3,691	(587)	834	(678)	1,929	(1,503)	2,462	(535)	2,721	(1,137)	54,250	(21,449)

Deposits	695	450	117	204	471	227	493	297	389	287	13,520	17,432

Payments and Withdrawals:
Death Benefits	18	29	12	26	71	138	70	84	35	169	1,943	2,287
Withdrawals	1,113	515	463	174	1,379	931	1,468	547	1,795	1,191	29,315	22,955
Administrative Fees	199	151	63	60	180	182	170	163	186	193	1,462	1,523
Net Transfers to (from) Fixed Account	(1,867)	(6,191)	(116)	(1,102)	(784)	(302)	(694)	(1,423)	(350)	(14)	1,214	1,054
Payments and Withdrawals	(537)	(5,496)	422	(842)	846	949	1,014	(629)	1,666	1,539	33,934	27,819

Net Assets:
Net Increase (Decrease)	4,923	5,359	529	368	1,554	(2,225)	1,941	391	1,444	(2,389)	33,836	(31,836)
Beginning of Year	17,630	12,271	5,319	4,951	15,759	17,984	14,551	14,160	17,095	19,484	269,931	301,767

End of Year	$22,553	17,630	5,848	5,319	17,313	15,759	16,492	14,551	18,539	17,095	303,767	269,931

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Annuity Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is marketed and presented herein as follows:

•	Century II Variable Annuity;
•	Century II Affinity Variable Annuity (presented herein with Century II Variable Annuity);
•	Century II Single Premium Affinity Variable Annuity (presented herein with Century II Variable Annuity); and,
•	Century II Freedom Variable Annuity.

All products are distributed by Sunset Financial Services, Inc. (SFS), a wholly-owned subsidiary of KCL.  SFS has entered into a series of selling agreements with third-party broker-dealers that sell the contracts through their registered representatives who are licensed as insurance agents at KCL.

The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, that follows the accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services Investment Companies.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable annuity contracts is only available to service these liabilities.  All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 59 series-type mutual funds, as listed below, or into KCL’s Fixed Account.  The underlying mutual fund options are not directly available to the general public. The underlying mutual funds are available as investment options in variable annuity contracts issued by KCL.  The Fixed Account represents a portion of the general account assets of KCL and is not included in this report.  KCL’s Fixed Account may be charged with liabilities arising out of other business conducted by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

The following Series-Type Mutual Funds are available in the Account:

Federated Insurance Series	Calamos® Advisors Trust
Managed Volatility Fund II - P	Calamos Growth and Income Portfolio
High Income Bond Fund II - P
Government Money Fund II - S	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares
MFS® Variable Insurance Trust	V.I. Technology Fund - Series I Shares
Research Series - Initial Class Shares	V.I. Core Equity Fund - Series I Shares
Growth Series - Initial Class Shares
Total Return Series - Initial Class Shares	Columbia Funds Variable Series Trust II
Total Return Bond Series - Initial Class Shares	Mid-Cap Growth Fund (Class 2)
Utilities Series - Initial Class Shares	Seligman Global Technology Fund (Class 2)
Select Small Cap Value Fund (Class 2)
MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2
American Century Variable Portfolios, Inc.	VIP Freedom Income PortfolioSM - Service Class 2
VP Capital Appreciation Fund - Class I	VIP Freedom 2010 PortfolioSM - Service Class 2
VP International Fund - Class I	VIP Freedom 2015 PortfolioSM - Service Class 2
VP Value Fund - Class I	VIP Freedom 2020 PortfolioSM - Service Class 2
VP Income & Growth Fund - Class I	VIP Freedom 2025 PortfolioSM - Service Class 2
VP Ultra® Fund - Class I	VIP Freedom 2030 PortfolioSM - Service Class 2
VP Mid Cap Value Fund - Class I	VIP Freedom 2035 PortfolioSM - Service Class 2
VIP Freedom 2040 PortfolioSM - Service Class 2
American Century Variable Portfolios II, Inc.	VIP Freedom 2045 PortfolioSM - Service Class 2
VP Inflation Protection Fund - Class II	VIP Freedom 2050 PortfolioSM - Service Class 2

BNY Mellon Variable Investment Fund	Northern Lights Variable Trust
Appreciation Portfolio - Initial Shares	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
Opportunistic Small Cap Portfolio - Initial Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
BNY Mellon Stock Index Fund, Inc. - Initial Shares
American Funds Insurance Series®
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Global Bond Fund - Class 2 Shares
Global Growth Fund - Class 2 Shares
JPMorgan Insurance Trust	New World Fund® - Class 2 Shares
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Growth-Income Fund - Class 2 Shares
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Capital Income Builder® - Class 2 Shares
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Asset Allocation Fund - Class 2 Shares

Franklin Templeton Variable Insurance Products Trust	American Funds Insurance Series® Managed Risk Funds
Franklin Global Real Estate VIP Fund - Class 2	Managed Risk Growth Fund - Class P2 Shares
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Managed Risk International Fund - Class P2 Shares
Templeton Developing Markets VIP Fund - Class 2	Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares
Templeton Foreign VIP Fund - Class 2	Managed Risk Growth-Income Fund - Class P2 Shares
Managed Risk Asset Allocation Fund - Class P2 Shares

Kansas City Life Variable Annuity Separate Account

Notes to Financial Statements (continued)

Fund Changes

During the year ended December 31, 2019, the following portfolio changed its name as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2)	May 1, 2019
Dreyfus Stock Index Fund, Inc. – Initial Shares	BNY Mellon Stock Index Fund, Inc. – Initial Shares	June 3, 2019
Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares	June 3, 2019
Dreyfus Variable Investment Fund –Appreciation Portfolio – Initial Shares	BNY Mellon Variable Investment Fund – Appreciation Portfolio – Initial Shares	June 3, 2019
Dreyfus Variable Investment Fund –Opportunistic Small Cap Portfolio – Initial Shares	BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio –Initial Shares	June 3, 2019

There were no funds that merged during the year ended December 31, 2019.  The Federated Managed Tail Risk Fund II was reorganized as Federated Managed Volatility Fund II on August 17, 2018.

Financial Statements

The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Investments - The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic, issuer, and market conditions.  While such risks are borne by the contract holder, management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund.

Kansas City Life Variable Annuity Separate Account

Notes to Financial Statements (continued)

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value using the quoted net asset value (NAV) as provided by the mutual fund sponsors at the end of each trading day.  See Note 3 for additional fair value disclosures.

Security Transactions

The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.

Distributions Received

Income from dividends and capital gain distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standards

In August 2018, the FASB issued ASU No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement.  This update modifies the disclosure requirements for fair value measurements in ASC Topic 820 Fair Value Measurement.  Specific fair value measurement disclosure requirements are removed, modified, or added.  This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019.  Effective January 1, 2020, the Company adopted this FASB with no impact to these financial statements as the FASB is related to disclosure only items.

All other new accounting standards and updates of existing standards issued in 2019 and 2018 were considered by management and did not relate to accounting policies and procedures pertinent to the Account at this time or were not expected to have a material impact to the financial statements.

Subsequent Events

Subsequent events have been evaluated through April 28, 2020, the date that the financial statements have been issued.

Subsequent to December 31, 2019, there was a global outbreak of COVID-19. The global and domestic response to the COVID-19 outbreak continues to rapidly evolve. The extent of the impact of COVID-19 on our operational and financial performance will depend on certain developments, including the impact on financial markets, which is uncertain and cannot be predicted at this time. At this point, the full extent to which COVID-19 may impact our financial condition or results of operations is uncertain.

Kansas City Life Variable Annuity Separate Account

Notes to Financial Statements (continued)

2. Cost of Purchases and Proceeds from Sales

The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:

2019:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Volatility Fund II - P	$173	$458
Federated High Income Bond Fund II - P	683	678
Federated Government Money Fund II - S	13,063	14,054
MFS® Research Series - Initial Class Shares	1,264	925
MFS® Growth Series - Initial Class Shares	2,064	1,606
MFS® Total Return Series - Initial Class Shares	573	971
MFS® Total Return Bond Series - Initial Class Shares	611	1,331
MFS® Utilities Series - Initial Class Shares	1,217	1,819
MFS® Strategic Income Portfolio - Initial Class Shares	220	713
American Century VP Capital Appreciation Fund - Class I	1,433	1,123
American Century VP International Fund - Class I	823	1,015
American Century VP Value Fund - Class I	1,222	1,168
American Century VP Income & Growth Fund - Class I	523	255
American Century VP Ultra® Fund - Class I	911	324
American Century VP Mid Cap Value Fund - Class I	173	217
American Century VP Inflation Protection Fund - Class II	280	596
BNY Mellon Appreciation Portfolio - Initial Shares	711	728
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	2,103	841
BNY Mellon Stock Index Fund, Inc. - Initial Shares	2,293	2,724
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	119	76
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	223	358
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	1,371	643
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	688	696
Franklin Global Real Estate VIP Fund - Class 2	333	329
Franklin Small-Mid Cap Growth VIP Fund - Class 2	571	415
Templeton Developing Markets VIP Fund - Class 2	278	583
Templeton Foreign VIP Fund - Class 2	617	724
Calamos Growth and Income Portfolio	2,363	2,451
Invesco V.I. American Franchise Fund - Series I Shares	469	174
Invesco V.I. Technology Fund - Series I Shares	256	180
Invesco V.I. Core Equity Fund - Series I Shares	101	64
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	293	409
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	998	842
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	126	212
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	796	518
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	126	389
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	194	477
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	70	30
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	563	2,739
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	64	103
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	361	279
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	42	132
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	79	35
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	32	21
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	87	110
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	3,014	3,757
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	1,575	2,321
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1,450	4,859
American Funds Global Bond Fund - Class 2 Shares	85	49
American Funds Global Growth Fund - Class 2 Shares	562	47
American Funds New World Fund® - Class 2 Shares	46	44
American Funds Growth-Income Fund - Class 2 Shares	679	170
American Funds Capital Income Builder® - Class 2 Shares	295	326
American Funds Asset Allocation Fund - Class 2 Shares	768	765
American Funds Managed Risk Growth Fund - Class P2 Shares	5,404	2,850
American Funds Managed Risk International Fund - Class P2 Shares	859	967
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	3,162	2,668
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	2,387	2,920
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	3,170	3,507
Total	$65,016	$69,785

Kansas City Life Variable Annuity Separate Account

Notes to Financial Statements (continued)

2018:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Volatility Fund II - P	$307	$252
Federated High Income Bond Fund II - P	999	891
Federated Government Money Fund II - S	23,265	23,008
MFS® Research Series - Initial Class Shares	1,256	790
MFS® Growth Series - Initial Class Shares	1,545	1,311
MFS® Total Return Series - Initial Class Shares	714	1,019
MFS® Total Return Bond Series - Initial Class Shares	948	855
MFS® Utilities Series - Initial Class Shares	1,135	2,250
MFS® Strategic Income Portfolio - Initial Class Shares	614	280
American Century VP Capital Appreciation Fund - Class I	409	618
American Century VP International Fund - Class I	1,478	989
American Century VP Value Fund - Class I	957	1,290
American Century VP Income & Growth Fund - Class I	326	196
American Century VP Ultra® Fund - Class I	622	374
American Century VP Mid Cap Value Fund - Class I	138	125
American Century VP Inflation Protection Fund - Class II	521	372
BNY Mellon Appreciation Portfolio - Initial Shares	839	524
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	2,002	1,025
BNY Mellon Stock Index Fund, Inc. - Initial Shares	2,275	2,773
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	351	129
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	268	191
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	1,338	1,040
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	644	680
Franklin Global Real Estate VIP Fund - Class 2	381	314
Franklin Small-Mid Cap Growth VIP Fund - Class 2	481	299
Templeton Developing Markets VIP Fund - Class 2	581	459
Templeton Foreign VIP Fund - Class 2	614	403
Calamos Growth and Income Portfolio	2,044	2,014
Invesco V.I. American Franchise Fund - Series I Shares	374	87
Invesco V.I. Technology Fund - Series I Shares	326	212
Invesco V.I. Core Equity Fund - Series I Shares	116	97
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)	292	511
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	972	721
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	168	222
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	773	664
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	171	1,012
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	44	125
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	53	410
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	427	1,521
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	66	54
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	209	692
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	36	143
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	110	82
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	37	48
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	70	33
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1,968	2,716
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	2,910	5,454
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1,819	6,165
American Funds Global Bond Fund - Class 2 Shares	317	33
American Funds Global Growth Fund - Class 2 Shares	347	109
American Funds New World Fund® - Class 2 Shares	89	25
American Funds Growth-Income Fund - Class 2 Shares	646	365
American Funds Capital Income Builder® - Class 2 Shares	109	61
American Funds Asset Allocation Fund - Class 2 Shares	285	67
American Funds Managed Risk Growth Fund - Class P2 Shares	8,695	1,953
American Funds Managed Risk International Fund - Class P2 Shares	1,596	507
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	4,244	4,055
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	4,242	2,720
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	3,923	4,439
Total	$82,486	$79,774

Kansas City Life Variable Annuity Separate Account

Notes to Financial Statements (continued)

3.  Fair Value Measurement

Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. It is the Account’s practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Account categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
As of December 31, 2019 and 2018, all assets were measured at fair value on a recurring basis totaling $303,767,000 and $269,931,000, respectively, were Level 2 assets.  The Account did not have any transfers between levels during the years ended December 31, 2019 and 2018.
The NAV of the investments in mutual funds is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  The fair value of the underlying mutual funds or stocks is used to determine the NAV of the separate account, which is not publicly quoted.  The fair values of the underlying securities are based on quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

4.   Expenses and Deductions

Century II Variable Annuity

During 2019, $215,000 (2018 - $98,000) was assessed in surrender charges.  Other fees and charges are primarily comprised of mortality and expense risk charges, administration fees and charges.  In 2019, other fees and charges totaled $5,423,000 (2018 - $5,613,000) and the largest component was the mortality and expense risk charge.  Contract charges are assessed based on the table below.

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Sales Load on Premium Payments	No fee assessed	$0
Maximum Surrender Charge	When surrender occurs, declining over time	Century II – 7% - 0% in contract year 8 Affinity – 8% - 0% in contract year 9
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 1.25% of the average daily net asset value of each subaccount
Asset-Based Administration Charge	Daily	Annual rate of 0.15%
Annual Administration Fee	Annually for contracts less than $50,000	$30 per contract year

Kansas City Life Variable Annuity Separate Account

Notes to Financial Statements (continued)

Century II Freedom Annuity

During 2019, $120,000 (2018 - $133,000) was assessed in other contract charges composed of mortality and expense risk charges and administration charge.  The largest component is the mortality and expense risk charge.  Contract charges are assessed based on the table below.

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Sales Load on Premium Payments	No fee assessed	$0
Maximum Surrender Charge	No fee assessed	$0
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 1.40% of the average daily net asset value of each subaccount
Asset-Based Administration Charge	Daily	Annual rate of 0.25%

Kansas City Life Variable Annuity Separate Account

Notes to Financial Statements (continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year ended December 31 were as follows:

2019:	Century II Variable Annuity	Century II Freedom Variable Annuity	Total Variable Annuity
	(in thousands)

Federated Managed Volatility Fund II - P	$39	$-	$39
Federated High Income Bond Fund II - P	54	7	61
Federated Government Money Fund II - S	30	2	32
MFS® Research Series - Initial Class Shares	104	1	105
MFS® Growth Series - Initial Class Shares	161	1	162
MFS® Total Return Series - Initial Class Shares	69	14	83
MFS® Total Return Bond Series - Initial Class Shares	56	4	60
MFS® Utilities Series - Initial Class Shares	171	12	183
MFS® Strategic Income Portfolio - Initial Class Shares	27	3	30
American Century VP Capital Appreciation Fund - Class I	67	-	67
American Century VP International Fund - Class I	79	1	80
American Century VP Value Fund - Class I	99	3	102
American Century VP Income & Growth Fund - Class I	24	1	25
American Century VP Ultra® Fund - Class I	21	-	21
American Century VP Mid Cap Value Fund - Class I	13	-	13
American Century VP Inflation Protection Fund - Class II	29	2	31
BNY Mellon Appreciation Portfolio - Initial Shares	57	-	57
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	91	1	92
BNY Mellon Stock Index Fund, Inc. - Initial Shares	228	9	237
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	15	-	15
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	19	1	20
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	61	3	64
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	52	2	54
Franklin Global Real Estate VIP Fund - Class 2	30	1	31
Franklin Small-Mid Cap Growth VIP Fund - Class 2	23	-	23
Templeton Developing Markets VIP Fund - Class 2	46	1	47
Templeton Foreign VIP Fund - Class 2	49	2	51
Calamos Growth and Income Portfolio	211	6	217
Invesco V.I. American Franchise Fund - Series I Shares	11	-	11
Invesco V.I. Technology Fund - Series I Shares	14	-	14
Invesco V.I. Core Equity Fund - Series I Shares	8	-	8
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	26	1	27
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	41	5	46
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	14	-	14
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	39	2	41
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	28	2	30
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	3	4	7
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	8	2	10
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	82	3	85
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	11	-	11
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	23	-	23
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	8	-	8
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	12	-	12
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	5	-	5
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	7	-	7
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	121	2	123
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	290	1	291
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	196	3	199
American Funds Global Bond Fund - Class 2 Shares	5	-	5
American Funds Global Growth Fund - Class 2 Shares	8	-	8
American Funds New World Fund® - Class 2 Shares	2	-	2
American Funds Growth-Income Fund - Class 2 Shares	13	1	14
American Funds Capital Income Builder® - Class 2 Shares	4	-	4
American Funds Asset Allocation Fund - Class 2 Shares	4	1	5
American Funds Managed Risk Growth Fund - Class P2 Shares	288	-	288
American Funds Managed Risk International Fund - Class P2 Shares	79	-	79
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	231	-	231
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	218	-	218
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	249	4	253

	$3,973	$108	$4,081

Kansas City Life Variable Annuity Separate Account

Notes to Financial Statements (continued)

5. Change in Units Outstanding

The changes in units outstanding for the year ended December 31 were as follows:

2019:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Managed Volatility Fund II - P	6	23	(17)
Federated High Income Bond Fund II - P	13	20	(7)
Federated Government Money Fund II - S	1,109	1,193	(84)
MFS® Research Series - Initial Class Shares	9	17	(8)
MFS® Growth Series - Initial Class Shares	18	24	(6)
MFS® Total Return Series - Initial Class Shares	8	24	(16)
MFS® Total Return Bond Series - Initial Class Shares	21	56	(35)
MFS® Utilities Series - Initial Class Shares	9	22	(13)
MFS® Strategic Income Portfolio - Initial Class Shares	7	32	(25)
American Century VP Capital Appreciation Fund - Class I	16	27	(11)
American Century VP International Fund - Class I	17	34	(17)
American Century VP Value Fund - Class I	32	51	(19)
American Century VP Income & Growth Fund - Class I	21	14	7
American Century VP Ultra® Fund - Class I	22	9	13
American Century VP Mid Cap Value Fund - Class I	2	9	(7)
American Century VP Inflation Protection Fund - Class II	17	42	(25)
BNY Mellon Appreciation Portfolio - Initial Shares	6	20	(14)
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	37	28	9
BNY Mellon Stock Index Fund, Inc. - Initial Shares	31	69	(38)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	1	1	-
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	3	10	(7)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	21	14	7
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	10	17	(7)
Franklin Global Real Estate VIP Fund - Class 2	9	12	(3)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	21	23	(2)
Templeton Developing Markets VIP Fund - Class 2	10	22	(12)
Templeton Foreign VIP Fund - Class 2	19	25	(6)
Calamos Growth and Income Portfolio	61	74	(13)
Invesco V.I. American Franchise Fund - Series I Shares	33	17	16
Invesco V.I. Technology Fund - Series I Shares	24	24	-
Invesco V.I. Core Equity Fund - Series I Shares	2	4	(2)
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	18	24	(6)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	16	27	(11)
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	4	6	(2)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	22	23	(1)
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	3	28	(25)
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	11	31	(20)
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	1	2	(1)
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	9	175	(166)
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	2	6	(4)
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	18	17	1
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	1	7	(6)
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	2	2	-
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	3	5	(2)
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	217	308	(91)
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	22	167	(145)
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	25	385	(360)
American Funds Global Bond Fund - Class 2 Shares	8	4	4
American Funds Global Growth Fund - Class 2 Shares	37	3	34
American Funds New World Fund® - Class 2 Shares	3	3	-
American Funds Growth-Income Fund - Class 2 Shares	40	11	29
American Funds Capital Income Builder® - Class 2 Shares	27	30	(3)
American Funds Asset Allocation Fund - Class 2 Shares	58	60	(2)
American Funds Managed Risk Growth Fund - Class P2 Shares	275	184	91
American Funds Managed Risk International Fund - Class P2 Shares	50	76	(26)
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	181	213	(32)
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	167	207	(40)
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	164	269	(105)

Kansas City Life Variable Annuity Separate Account
  Notes to Financial Statements (continued)

2018:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Managed Volatility Fund II - P	11	11	-
Federated High Income Bond Fund II - P	21	26	(5)
Federated Government Money Fund II - S	1,994	1,972	22
MFS® Research Series - Initial Class Shares	9	15	(6)
MFS® Growth Series - Initial Class Shares	16	21	(5)
MFS® Total Return Series - Initial Class Shares	9	26	(17)
MFS® Research Bond Series - Initial Class Shares	35	35	-
MFS® Utilities Series - Initial Class Shares	14	30	(16)
MFS® Strategic Income Portfolio - Initial Class Shares	25	12	13
American Century VP Capital Appreciation Fund - Class I	11	16	(5)
American Century VP International Fund - Class I	36	32	4
American Century VP Value Fund - Class I	41	59	(18)
American Century VP Income & Growth Fund - Class I	11	11	-
American Century VP Ultra® Fund - Class I	15	11	4
American Century VP Mid Cap Value Fund - Class I	2	3	(1)
American Century VP Inflation Protection Fund - Class II	34	25	9
BNY Mellon Appreciation Portfolio - Initial Shares	9	15	(6)
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	27	31	(4)
BNY Mellon Stock Index Fund, Inc. - Initial Shares	47	74	(27)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	3	2	1
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	2	4	(2)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	24	23	1
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	14	16	(2)
Franklin Global Real Estate VIP Fund - Class 2	14	12	2
Franklin Small-Mid Cap Growth VIP Fund - Class 2	21	17	4
Templeton Developing Markets VIP Fund - Class 2	22	16	6
Templeton Foreign VIP Fund - Class 2	17	13	4
Calamos Growth and Income Portfolio	43	62	(19)
Invesco V.I. American Franchise Fund - Series I Shares	35	8	27
Invesco V.I. Technology Fund - Series I Shares	45	32	13
Invesco V.I. Core Equity Fund - Series I Shares	5	7	(2)
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	20	33	(13)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	22	25	(3)
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	5	6	(1)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	26	33	(7)
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	8	77	(69)
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	1	9	(8)
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	1	26	(25)
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	6	100	(94)
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	3	3	-
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	9	42	(33)
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	1	8	(7)
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	5	4	1
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	1	2	(1)
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	3	1	2
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	118	223	(105)
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	119	419	(300)
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	42	482	(440)
American Funds Global Bond Fund - Class 2 Shares	31	4	27
American Funds Global Growth Fund - Class 2 Shares	24	7	17
American Funds New World Fund® - Class 2 Shares	6	2	4
American Funds Growth-Income Fund - Class 2 Shares	44	26	18
American Funds Capital Income Builder® - Class 2 Shares	9	5	4
American Funds Asset Allocation Fund - Class 2 Shares	21	5	16
American Funds Managed Risk Growth Fund - Class P2 Shares	569	128	441
American Funds Managed Risk International Fund - Class P2 Shares	122	35	87
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	264	325	(61)
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	270	198	72
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	249	354	(105)

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

6. Financial Highlights

A summary of unit values and units outstanding for variable annuity contracts, net assets, investment income ratios, the expense ratios, and total return ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the periods or years in the five-year period ended December 31, 2019, follows:

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]			Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Federated Managed Volatility Fund II - P
2019	141	$ 13.649	to	$ 20.507	$ 2,881	2.13%	1.40%	to	1.65%	18.27%	to	18.56%
2018	158	$ 11.541	to	$ 17.297	$ 2,711	3.51%	1.40%	to	1.65%	-10.69%	to	-10.46%
2017	158	$ 12.922	to	$ 19.317	$ 3,039	1.60%	1.40%	to	1.65%	9.13%	to	9.41%
2016	163	$ 11.840	to	$ 17.656	$ 2,861	1.76%	1.40%	to	1.65%	-5.78%	to	-5.53%
2015	172	$ 12.566	to	$ 18.689	$ 3,192	1.67%	1.40%	to	1.65%	-7.81%	to	-7.59%

Federated High Income Bond Fund II - P
2019	133	$ 26.851	to	$ 33.802	$ 4,396	6.03%	1.40%	to	1.65%	12.67%	to	12.95%
2018	140	$ 23.832	to	$ 29.926	$ 4,073	7.94%	1.40%	to	1.65%	-4.88%	to	-4.64%
2017	145	$ 25.054	to	$ 31.382	$ 4,454	6.64%	1.40%	to	1.65%	5.20%	to	5.46%
2016	151	$ 23.816	to	$ 29.758	$ 4,376	6.37%	1.40%	to	1.65%	12.94%	to	13.22%
2015	169	$ 21.088	to	$ 26.283	$ 4,318	5.68%	1.40%	to	1.65%	-4.17%	to	-3.93%

Federated Government Money Fund II - S
2019	146	$ 9.176	to	$ 11.808	$ 1,692	1.65%	1.40%	to	1.65%	-0.02%	to	0.23%
2018	230	$ 9.178	to	$ 11.781	$ 2,683	1.25%	1.40%	to	1.65%	-0.40%	to	-0.16%
2017	208	$ 9.215	to	$ 11.800	$ 2,426	0.32%	1.40%	to	1.65%	-1.32%	to	-1.08%
2016	200	$ 9.339	to	$ 11.929	$ 2,345	0.00%	1.40%	to	1.65%	-1.64%	to	-1.39%
2015	271	$ 9.495	to	$ 12.097	$ 3,171	0.00%	1.40%	to	1.65%	-1.64%	to	-1.39%

MFS® Research Series - Initial Class Shares
2019	153	$ 42.876	to	$ 52.524	$ 8,011	0.79%	1.40%	to	1.65%	30.77%	to	31.10%
2018	161	$ 32.787	to	$ 40.064	$ 6,424	0.69%	1.40%	to	1.65%	-5.94%	to	-5.71%
2017	167	$ 34.858	to	$ 42.488	$ 7,087	1.34%	1.40%	to	1.65%	21.36%	to	21.66%
2016	180	$ 28.724	to	$ 34.924	$ 6,261	0.77%	1.40%	to	1.65%	6.96%	to	7.22%
2015	198	$ 26.856	to	$ 32.571	$ 6,434	0.73%	1.40%	to	1.65%	-0.85%	to	-0.60%

MFS® Growth Series - Initial Class Shares
2019	187	$ 56.930	to	$ 68.236	$ 12,709	0.00%	1.40%	to	1.65%	35.89%	to	36.23%
2018	193	$ 41.894	to	$ 50.089	$ 9,633	0.09%	1.40%	to	1.65%	0.98%	to	1.23%
2017	198	$ 41.487	to	$ 49.478	$ 9,806	0.10%	1.40%	to	1.65%	29.26%	to	29.58%
2016	223	$ 32.096	to	$ 38.183	$ 8,515	0.04%	1.40%	to	1.65%	0.77%	to	1.02%
2015	238	$ 31.852	to	$ 37.798	$ 8,985	0.15%	1.40%	to	1.65%	5.80%	to	6.06%

MFS® Total Return Series - Initial Class Shares
2019	155	$ 24.523	to	$ 42.414	$ 5,929	2.31%	1.40%	to	1.65%	18.42%	to	18.71%
2018	171	$ 20.709	to	$ 35.729	$ 5,545	2.17%	1.40%	to	1.65%	-7.17%	to	-6.93%
2017	188	$ 22.308	to	$ 38.389	$ 6,596	2.32%	1.40%	to	1.65%	10.47%	to	10.74%
2016	200	$ 20.194	to	$ 34.666	$ 6,372	2.84%	1.40%	to	1.65%	7.31%	to	7.58%
2015	230	$ 18.818	to	$ 32.224	$ 6,842	2.61%	1.40%	to	1.65%	-2.00%	to	-1.75%

MFS® Total Return Bond Series - Initial Class Shares
2019	172	$ 16.656	to	$ 24.792	$ 4,143	3.20%	1.40%	to	1.65%	8.40%	to	8.67%
2018	207	$ 15.365	to	$ 22.813	$ 4,581	3.29%	1.40%	to	1.65%	-2.72%	to	-2.47%
2017	207	$ 15.794	to	$ 23.391	$ 4,698	3.30%	1.40%	to	1.65%	2.75%	to	3.01%
2016	211	$ 15.371	to	$ 22.708	$ 4,642	3.41%	1.40%	to	1.65%	2.53%	to	2.79%
2015	220	$ 14.992	to	$ 22.092	$ 4,705	2.03%	1.40%	to	1.65%	-1.93%	to	-1.69%

MFS® Utilities Series - Initial Class Shares
2019	164	$ 56.250	to	$ 84.992	$ 13,552	3.99%	1.40%	to	1.65%	23.02%	to	23.33%
2018	177	$ 45.723	to	$ 68.914	$ 11,864	1.09%	1.40%	to	1.65%	-0.60%	to	-0.35%
2017	193	$ 46.001	to	$ 69.159	$ 13,009	4.25%	1.40%	to	1.65%	12.96%	to	13.24%
2016	210	$ 40.724	to	$ 61.073	$ 12,498	3.74%	1.40%	to	1.65%	9.65%	to	9.92%
2015	244	$ 37.141	to	$ 55.560	$ 13,202	4.17%	1.40%	to	1.65%	-15.92%	to	-15.71%

MFS® Strategic Income Portfolio - Initial Class Shares
2019	88	$ 18.275	to	$ 22.702	$ 1,969	3.32%	1.40%	to	1.65%	9.77%	to	10.05%
2018	113	$ 16.648	to	$ 20.629	$ 2,295	4.00%	1.40%	to	1.65%	-3.60%	to	-3.36%
2017	100	$ 17.270	to	$ 21.346	$ 2,096	4.63%	1.40%	to	1.65%	4.51%	to	4.76%
2016	99	$ 16.525	to	$ 20.375	$ 1,985	2.99%	1.40%	to	1.65%	6.47%	to	6.74%
2015	111	$ 15.521	to	$ 19.089	$ 2,084	3.78%	1.40%	to	1.65%	-3.46%	to	-3.22%

American Century VP Capital Appreciation Fund - Class I
2019	117	$ 43.099	to	$ 51.667	$ 5,065	0.00%	1.40%	to	1.65%	33.35%	to	33.68%
2018	128	$ 32.240	to	$ 38.746	$ 4,141	0.00%	1.40%	to	1.65%	-6.76%	to	-6.52%
2017	133	$ 34.489	to	$ 41.533	$ 4,583	0.00%	1.40%	to	1.65%	19.81%	to	20.10%
2016	143	$ 28.716	to	$ 34.684	$ 4,115	0.00%	1.40%	to	1.65%	1.54%	to	1.79%
2015	154	$ 28.210	to	$ 34.158	$ 4,357	0.00%	1.40%	to	1.65%	0.26%	to	0.51%

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]			Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

American Century VP International Fund - Class I
2019	201	$ 26.537	to	$ 30.204	$ 6,049	0.88%	1.40%	to	1.65%	26.32%	to	26.64%
2018	218	$ 21.008	to	$ 23.851	$ 5,184	1.26%	1.40%	to	1.65%	-16.62%	to	-16.41%
2017	214	$ 25.194	to	$ 28.532	$ 6,092	0.89%	1.40%	to	1.65%	29.07%	to	29.38%
2016	256	$ 19.520	to	$ 22.052	$ 5,644	1.04%	1.40%	to	1.65%	-7.05%	to	-6.81%
2015	250	$ 21.000	to	$ 23.664	$ 5,914	0.52%	1.40%	to	1.65%	-0.89%	to	-0.64%

American Century VP Value Fund - Class I
2019	337	$ 22.567	to	$ 33.960	$ 7,663	2.12%	1.40%	to	1.65%	24.82%	to	25.27%
2018	356	$ 18.015	to	$ 27.207	$ 6,480	1.65%	1.40%	to	1.65%	-10.64%	to	-10.42%
2017	374	$ 20.110	to	$ 30.448	$ 7,587	1.66%	1.40%	to	1.65%	6.97%	to	7.24%
2016	386	$ 18.753	to	$ 28.463	$ 7,317	1.74%	1.40%	to	1.65%	18.51%	to	18.81%
2015	405	$ 15.784	to	$ 24.018	$ 6,462	2.09%	1.40%	to	1.65%	-5.46%	to	-5.22%

American Century VP Income & Growth Fund - Class I
2019	116	$ 16.818	to	$ 33.103	$ 1,993	2.11%	1.40%	to	1.65%	21.92%	to	22.23%
2018	109	$ 13.759	to	$ 27.151	$ 1,535	1.92%	1.40%	to	1.65%	-8.40%	to	-8.17%
2017	109	$ 14.983	to	$ 29.641	$ 1,678	2.37%	1.40%	to	1.65%	18.52%	to	18.81%
2016	115	$ 12.611	to	$ 25.009	$ 1,491	2.38%	1.40%	to	1.65%	11.63%	to	11.91%
2015	119	$ 11.269	to	$ 22.404	$ 1,379	2.10%	1.40%	to	1.65%	-7.17%	to	-6.93%

American Century VP Ultra® Fund - Class I
2019	53	$ 36.793	to	$ 38.356	$ 2,046	0.00%	1.40%	to	1.65%	32.38%	to	32.71%
2018	40	$ 27.794	to	$ 28.902	$ 1,157	0.24%	1.40%	to	1.65%	-0.90%	to	-0.65%
2017	36	$ 28.046	to	$ 29.091	$ 1,048	0.37%	1.40%	to	1.65%	30.07%	to	30.40%
2016	36	$ 21.563	to	$ 22.310	$ 800	0.34%	1.40%	to	1.65%	2.74%	to	2.99%
2015	39	$ 20.988	to	$ 21.662	$ 840	0.62%	1.40%	to	1.65%	4.53%	to	4.79%

American Century VP Mid Cap Value Fund - Class I
2019	34	$ 27.162	to	$ 28.106	$ 966	2.08%	1.40%	to	1.65%	27.04%	to	27.36%
2018	41	$ 21.381	to	$ 22.069	$ 894	1.40%	1.40%	to	1.65%	-14.27%	to	-14.05%
2017	42	$ 24.940	to	$ 25.678	$ 1,090	1.56%	1.40%	to	1.65%	9.87%	to	10.15%
2016	48	$ 22.699	to	$ 23.313	$ 1,110	1.71%	1.40%	to	1.65%	20.84%	to	21.15%
2015	55	$ 18.784	to	$ 19.243	$ 1,051	1.59%	1.40%	to	1.65%	-3.04%	to	-2.81%

American Century VP Inflation Protection Fund - Class II
2019	156	$ 13.338	to	$ 13.903	$ 2,160	2.26%	1.40%	to	1.65%	7.12%	to	7.39%
2018	181	$ 12.452	to	$ 12.946	$ 2,334	2.87%	1.40%	to	1.65%	-4.41%	to	-4.18%
2017	172	$ 13.027	to	$ 13.511	$ 2,321	2.64%	1.40%	to	1.65%	1.98%	to	2.24%
2016	173	$ 12.774	to	$ 13.215	$ 2,276	1.81%	1.40%	to	1.65%	2.68%	to	2.94%
2015	171	$ 12.441	to	$ 12.838	$ 2,195	3.23%	1.40%	to	1.65%	-4.06%	to	-3.83%

BNY Mellon Appreciation Portfolio - Initial Shares
2019	111	$ 34.612	to	$ 38.784	$ 4,320	1.16%	1.40%	to	1.65%	33.87%	to	34.21%
2018	125	$ 25.855	to	$ 28.899	$ 3,607	1.25%	1.40%	to	1.65%	-8.38%	to	-8.15%
2017	131	$ 28.221	to	$ 31.464	$ 4,112	1.34%	1.40%	to	1.65%	25.26%	to	25.57%
2016	140	$ 22.531	to	$ 25.058	$ 3,511	1.63%	1.40%	to	1.65%	6.14%	to	6.40%
2015	164	$ 21.228	to	$ 23.550	$ 3,871	1.70%	1.40%	to	1.65%	-4.07%	to	-3.82%

BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares
2019	254	$ 24.994	to	$ 28.136	$ 7,139	0.00%	1.40%	to	1.65%	19.78%	to	20.09%
2018	245	$ 20.866	to	$ 23.430	$ 5,739	0.00%	1.40%	to	1.65%	-20.41%	to	-20.21%
2017	249	$ 26.216	to	$ 29.363	$ 7,301	0.00%	1.40%	to	1.65%	22.65%	to	22.95%
2016	255	$ 21.375	to	$ 23.882	$ 6,093	0.00%	1.40%	to	1.65%	15.15%	to	15.44%
2015	274	$ 18.562	to	$ 20.687	$ 5,666	0.00%	1.40%	to	1.65%	-3.88%	to	-3.64%

BNY Mellon Stock Index Fund, Inc. - Initial Shares
2019	450	$ 38.824	to	$ 40.466	$ 18,186	1.71%	1.40%	to	1.65%	29.03%	to	29.36%
2018	488	$ 30.088	to	$ 31.282	$ 15,230	1.65%	1.40%	to	1.65%	-6.20%	to	-5.97%
2017	515	$ 32.078	to	$ 33.267	$ 17,096	1.70%	1.40%	to	1.65%	19.55%	to	19.86%
2016	558	$ 26.831	to	$ 27.756	$ 15,480	2.02%	1.40%	to	1.65%	9.88%	to	10.15%
2015	592	$ 24.419	to	$ 25.198	$ 14,901	1.76%	1.40%	to	1.65%	-0.55%	to	-0.30%

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares
2019	18	$ 34.845	to	$ 66.401	$ 1,176	1.42%	1.40%	to	1.65%	32.16%	to	32.49%
2018	18	$ 26.365	to	$ 50.117	$ 879	1.73%	1.40%	to	1.65%	-5.98%	to	-5.74%
2017	17	$ 28.041	to	$ 53.168	$ 882	1.10%	1.40%	to	1.65%	13.45%	to	13.74%
2016	17	$ 24.716	to	$ 46.747	$ 768	1.32%	1.40%	to	1.65%	8.57%	to	8.84%
2015	19	$ 22.766	to	$ 42.951	$ 804	1.01%	1.40%	to	1.65%	-4.78%	to	-4.54%

JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares
2019	36	$ 39.361	to	$ 41.761	$ 1,511	0.87%	1.40%	to	1.65%	29.60%	to	29.92%
2018	43	$ 30.371	to	$ 32.143	$ 1,368	0.83%	1.40%	to	1.65%	-7.71%	to	-7.48%
2017	45	$ 32.908	to	$ 34.740	$ 1,570	0.84%	1.40%	to	1.65%	20.33%	to	20.63%
2016	52	$ 27.347	to	$ 28.798	$ 1,492	0.99%	1.40%	to	1.65%	9.12%	to	9.40%
2015	58	$ 25.061	to	$ 26.324	$ 1,533	1.06%	1.40%	to	1.65%	-0.79%	to	-0.54%

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]			Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares
2019	120	$ 41.118	to	$ 43.100	$ 5,162	0.39%	1.40%	to	1.65%	22.54%	to	22.85%
2018	113	$ 33.555	to	$ 35.084	$ 3,967	0.38%	1.40%	to	1.65%	-13.38%	to	-13.16%
2017	112	$ 38.737	to	$ 40.401	$ 4,530	0.32%	1.40%	to	1.65%	13.35%	to	13.63%
2016	113	$ 34.176	to	$ 35.555	$ 4,024	0.54%	1.40%	to	1.65%	18.25%	to	18.54%
2015	122	$ 28.902	to	$ 29.994	$ 3,653	0.12%	1.40%	to	1.65%	-6.83%	to	-6.60%

JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares
2019	96	$ 40.420	to	$ 42.137	$ 4,049	1.61%	1.40%	to	1.65%	24.69%	to	25.00%
2018	103	$ 32.417	to	$ 33.710	$ 3,474	0.96%	1.40%	to	1.65%	-13.29%	to	-13.07%
2017	105	$ 37.384	to	$ 38.778	$ 4,078	0.80%	1.40%	to	1.65%	11.91%	to	12.19%
2016	106	$ 33.406	to	$ 34.565	$ 3,657	0.88%	1.40%	to	1.65%	12.82%	to	13.10%
2015	114	$ 29.611	to	$ 30.561	$ 3,490	0.76%	1.40%	to	1.65%	-4.25%	to	-4.01%

Franklin Global Real Estate VIP Fund - Class 2
2019	91	$ 22.527	to	$ 26.119	$ 2,366	2.61%	1.40%	to	1.65%	20.37%	to	20.67%
2018	94	$ 18.715	to	$ 21.645	$ 2,026	2.65%	1.40%	to	1.65%	-8.31%	to	-8.08%
2017	92	$ 20.411	to	$ 23.547	$ 2,159	3.02%	1.40%	to	1.65%	8.67%	to	8.94%
2016	95	$ 18.782	to	$ 21.614	$ 2,055	1.19%	1.40%	to	1.65%	-1.11%	to	-0.86%
2015	98	$ 18.992	to	$ 21.801	$ 2,131	2.63%	1.40%	to	1.65%	-1.07%	to	-0.83%

Franklin Small-Mid Cap Growth VIP Fund - Class 2
2019	96	$ 17.635	to	$ 37.977	$ 1,690	0.00%	1.40%	to	1.65%	29.28%	to	29.61%
2018	98	$ 13.606	to	$ 29.375	$ 1,334	0.00%	1.40%	to	1.65%	-6.93%	to	-6.69%
2017	94	$ 14.582	to	$ 31.561	$ 1,384	0.00%	1.40%	to	1.65%	19.42%	to	19.71%
2016	88	$ 12.181	to	$ 26.429	$ 1,074	0.00%	1.40%	to	1.65%	2.47%	to	2.72%
2015	92	$ 11.858	to	$ 25.793	$ 1,093	0.00%	1.40%	to	1.65%	-4.25%	to	-4.01%

Templeton Developing Markets VIP Fund - Class 2
2019	129	$ 27.511	to	$ 36.050	$ 3,576	0.99%	1.40%	to	1.65%	24.62%	to	24.94%
2018	141	$ 22.020	to	$ 28.927	$ 3,123	0.86%	1.40%	to	1.65%	-17.18%	to	-16.97%
2017	135	$ 26.522	to	$ 34.928	$ 3,610	0.96%	1.40%	to	1.65%	38.12%	to	38.46%
2016	153	$ 19.154	to	$ 25.289	$ 2,952	0.82%	1.40%	to	1.65%	15.52%	to	15.80%
2015	170	$ 16.540	to	$ 21.891	$ 2,836	1.83%	1.40%	to	1.65%	-20.92%	to	-20.72%

Templeton Foreign VIP Fund - Class 2
2019	122	$ 21.406	to	$ 30.500	$ 3,691	1.72%	1.40%	to	1.65%	10.69%	to	10.97%
2018	128	$ 19.339	to	$ 27.486	$ 3,477	2.65%	1.40%	to	1.65%	-16.84%	to	-16.62%
2017	124	$ 23.254	to	$ 32.966	$ 4,007	2.60%	1.40%	to	1.65%	14.79%	to	15.08%
2016	115	$ 20.258	to	$ 28.647	$ 3,225	1.96%	1.40%	to	1.65%	5.42%	to	5.69%
2015	124	$ 19.216	to	$ 27.106	$ 3,289	2.39%	1.40%	to	1.65%	-8.02%	to	-7.79%

Calamos Growth and Income Portfolio
2019	504	$ 27.974	to	$ 33.265	$ 16,681	1.66%	1.40%	to	1.65%	23.51%	to	23.82%
2018	517	$ 22.650	to	$ 26.866	$ 13,837	1.27%	1.40%	to	1.65%	-5.96%	to	-5.72%
2017	536	$ 24.085	to	$ 28.497	$ 15,217	0.85%	1.40%	to	1.65%	13.63%	to	13.91%
2016	567	$ 21.196	to	$ 25.017	$ 14,148	2.39%	1.40%	to	1.65%	4.58%	to	4.84%
2015	622	$ 20.268	to	$ 23.862	$ 14,785	2.70%	1.40%	to	1.65%	-0.53%	to	-0.28%

Invesco V.I. American Franchise Fund - Series I Shares
2019	91	$ 11.255	to	$ 33.042	$ 1,039	0.00%	1.40%	to	1.65%	34.52%	to	34.86%
2018	75	$ 8.346	to	$ 24.563	$ 630	0.00%	1.40%	to	1.65%	-5.21%	to	-4.98%
2017	48	$ 8.783	to	$ 25.913	$ 427	0.08%	1.40%	to	1.65%	25.26%	to	25.57%
2016	52	$ 6.994	to	$ 20.687	$ 382	0.00%	1.40%	to	1.65%	0.59%	to	0.85%
2015	54	$ 6.935	to	$ 20.565	$ 392	0.00%	1.40%	to	1.65%	3.29%	to	3.55%

Invesco V.I. Technology Fund - Series I Shares
2019	145	$ 7.507	to	$ 43.839	$ 1,102	0.00%	1.40%	to	1.65%	33.66%	to	33.98%
2018	145	$ 5.603	to	$ 32.799	$ 821	0.00%	1.40%	to	1.65%	-2.09%	to	-1.84%
2017	132	$ 5.708	to	$ 33.500	$ 765	0.00%	1.40%	to	1.65%	32.93%	to	33.27%
2016	136	$ 4.283	to	$ 25.202	$ 591	0.00%	1.40%	to	1.65%	-2.38%	to	-2.15%
2015	127	$ 4.377	to	$ 25.816	$ 565	0.00%	1.40%	to	1.65%	5.07%	to	5.34%

Invesco V.I. Core Equity Fund - Series I Shares
2019	41	$ 14.548	to	$ 28.933	$ 598	0.96%	1.40%	to	1.65%	26.85%	to	27.18%
2018	43	$ 11.439	to	$ 22.808	$ 492	0.91%	1.40%	to	1.65%	-10.89%	to	-10.67%
2017	45	$ 12.805	to	$ 25.594	$ 572	1.03%	1.40%	to	1.65%	11.33%	to	11.61%
2016	41	$ 11.473	to	$ 22.990	$ 472	0.69%	1.40%	to	1.65%	8.46%	to	8.73%
2015	52	$ -	to	$ 10.552	$ 547	1.10%	1.40%	to	1.65%	-7.08%	to	0.00%

Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)
2019	125	$ 16.850	to	$ 38.595	$ 2,143	0.00%	1.40%	to	1.65%	32.62%	to	32.96%
2018	131	$ 12.673	to	$ 29.101	$ 1,692	0.00%	1.40%	to	1.65%	-6.54%	to	-6.31%
2017	144	$ 13.526	to	$ 31.138	$ 1,980	0.00%	1.40%	to	1.65%	20.67%	to	20.97%
2016	150	$ 11.181	to	$ 25.803	$ 1,707	0.00%	1.40%	to	1.65%	0.36%	to	0.61%
2015	154	$ 11.113	to	$ 25.711	$ 1,740	0.00%	1.40%	to	1.65%	3.64%	to	3.90%

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]			Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)
2019	100	$ 35.280	to	$ 87.992	$ 3,743	0.00%	1.40%	to	1.65%	52.44%	to	52.82%
2018	111	$ 23.086	to	$ 57.724	$ 2,703	0.00%	1.40%	to	1.65%	-9.96%	to	-9.73%
2017	114	$ 25.574	to	$ 64.106	$ 3,069	0.00%	1.40%	to	1.65%	32.72%	to	33.05%
2016	126	$ 19.221	to	$ 48.302	$ 2,502	0.00%	1.40%	to	1.65%	17.07%	to	17.36%
2015	135	$ 16.378	to	$ 41.260	$ 2,294	0.00%	1.40%	to	1.65%	8.02%	to	8.29%

Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)
2019	30	$ 32.169	to	$ 33.535	$ 994	0.00%	1.40%	to	1.65%	15.52%	to	15.81%
2018	32	$ 27.846	to	$ 28.957	$ 924	0.00%	1.40%	to	1.65%	-14.26%	to	-14.04%
2017	33	$ 32.476	to	$ 33.686	$ 1,110	0.00%	1.40%	to	1.65%	10.24%	to	10.51%
2016	32	$ 29.460	to	$ 30.482	$ 983	0.00%	1.40%	to	1.65%	11.80%	to	12.08%
2015	35	$ 26.350	to	$ 27.196	$ 964	0.00%	1.40%	to	1.65%	-4.89%	to	-4.65%

Fidelity® VIP ContrafundSM Portfolio - Service Class 2
2019	144	$ 21.871	to	$ 22.575	$ 3,252	0.22%	1.40%	to	1.65%	29.13%	to	29.45%
2018	145	$ 16.937	to	$ 17.439	$ 2,531	0.43%	1.40%	to	1.65%	-8.18%	to	-7.94%
2017	152	$ 18.445	to	$ 18.944	$ 2,869	0.80%	1.40%	to	1.65%	19.60%	to	19.90%
2016	145	$ 15.422	to	$ 15.800	$ 2,288	0.62%	1.40%	to	1.65%	5.96%	to	6.23%
2015	150	$ 14.554	to	$ 14.873	$ 2,223	0.63%	1.40%	to	1.65%	-1.22%	to	-0.98%

Fidelity® VIP Freedom Income PortfolioSM - Service Class 2
2019	159	$ 13.185	to	$ 13.610	$ 2,161	1.84%	1.40%	to	1.65%	9.80%	to	10.09%
2018	184	$ 12.008	to	$ 12.363	$ 2,275	1.24%	1.40%	to	1.65%	-3.88%	to	-3.64%
2017	253	$ 12.493	to	$ 12.830	$ 3,242	1.20%	1.40%	to	1.65%	6.59%	to	6.86%
2016	333	$ 11.720	to	$ 12.007	$ 3,999	1.16%	1.40%	to	1.65%	2.47%	to	2.72%
2015	376	$ 11.438	to	$ 11.689	$ 4,396	2.06%	1.40%	to	1.65%	-2.20%	to	-1.95%

Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2
2019	22	$ 15.052	to	$ 15.537	$ 329	1.36%	1.40%	to	1.65%	13.86%	to	14.14%
2018	42	$ 13.220	to	$ 13.612	$ 572	1.27%	1.40%	to	1.65%	-5.84%	to	-5.60%
2017	50	$ 14.040	to	$ 14.419	$ 708	1.34%	1.40%	to	1.65%	10.96%	to	11.23%
2016	49	$ 12.653	to	$ 12.963	$ 635	1.27%	1.40%	to	1.65%	3.50%	to	3.77%
2015	53	$ 12.225	to	$ 12.492	$ 665	1.49%	1.40%	to	1.65%	-2.15%	to	-1.92%

Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2
2019	46	$ 15.441	to	$ 15.938	$ 735	1.82%	1.40%	to	1.65%	16.05%	to	16.34%
2018	47	$ 13.306	to	$ 13.700	$ 642	1.32%	1.40%	to	1.65%	-6.84%	to	-6.61%
2017	72	$ 14.283	to	$ 14.669	$ 1,060	1.26%	1.40%	to	1.65%	12.93%	to	13.21%
2016	85	$ 12.648	to	$ 12.958	$ 1,101	1.21%	1.40%	to	1.65%	3.85%	to	4.11%
2015	105	$ 12.179	to	$ 12.446	$ 1,306	1.60%	1.40%	to	1.65%	-2.14%	to	-1.89%

Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2
2019	293	$ 15.519	to	$ 16.018	$ 4,696	1.34%	1.40%	to	1.65%	17.93%	to	18.21%
2018	459	$ 13.160	to	$ 13.550	$ 6,215	1.21%	1.40%	to	1.65%	-7.63%	to	-7.39%
2017	553	$ 14.247	to	$ 14.632	$ 8,081	1.23%	1.40%	to	1.65%	14.37%	to	14.65%
2016	639	$ 12.457	to	$ 12.762	$ 8,144	1.20%	1.40%	to	1.65%	4.07%	to	4.33%
2015	764	$ 11.970	to	$ 12.232	$ 9,343	1.69%	1.40%	to	1.65%	-2.09%	to	-1.85%

Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2
2019	50	$ 16.422	to	$ 16.950	$ 844	1.77%	1.40%	to	1.65%	19.53%	to	19.82%
2018	54	$ 13.739	to	$ 14.146	$ 764	1.21%	1.40%	to	1.65%	-8.31%	to	-8.08%
2017	54	$ 14.984	to	$ 15.390	$ 834	1.27%	1.40%	to	1.65%	15.65%	to	15.94%
2016	53	$ 12.957	to	$ 13.274	$ 701	1.21%	1.40%	to	1.65%	4.25%	to	4.51%
2015	60	$ 12.429	to	$ 12.701	$ 755	1.66%	1.40%	to	1.65%	-2.13%	to	-1.89%

Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2
2019	105	$ 16.498	to	$ 17.029	$ 1,783	1.77%	1.40%	to	1.65%	22.08%	to	22.39%
2018	104	$ 13.514	to	$ 13.914	$ 1,440	1.04%	1.40%	to	1.65%	-9.56%	to	-9.34%
2017	137	$ 14.943	to	$ 15.347	$ 2,108	1.16%	1.40%	to	1.65%	18.73%	to	19.02%
2016	141	$ 12.586	to	$ 12.895	$ 1,812	1.18%	1.40%	to	1.65%	4.63%	to	4.90%
2015	178	$ 12.029	to	$ 12.293	$ 2,193	1.51%	1.40%	to	1.65%	-2.16%	to	-1.91%

Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2
2019	29	$ 20.106	to	$ 20.599	$ 594	1.58%	1.40%	to	1.65%	25.05%	to	25.37%
2018	35	$ 16.078	to	$ 16.431	$ 577	0.92%	1.40%	to	1.65%	-10.99%	to	-10.76%
2017	42	$ 18.063	to	$ 18.412	$ 765	1.03%	1.40%	to	1.65%	21.07%	to	21.37%
2016	41	$ 14.919	to	$ 15.170	$ 618	1.17%	1.40%	to	1.65%	4.78%	to	5.04%
2015	39	$ -	to	$ 14.442	$ 558	1.48%	1.40%	to	1.65%	-1.90%	to	0.00%

Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2
2019	45	$ 20.274	to	$ 20.770	$ 942	1.61%	1.40%	to	1.65%	26.14%	to	26.45%
2018	45	$ 16.073	to	$ 16.425	$ 734	0.91%	1.40%	to	1.65%	-11.60%	to	-11.38%
2017	44	$ 18.183	to	$ 18.534	$ 815	0.99%	1.40%	to	1.65%	21.28%	to	21.58%
2016	43	$ 14.992	to	$ 15.244	$ 658	1.13%	1.40%	to	1.65%	4.78%	to	5.04%
2015	44	$ -	to	$ 14.512	$ 632	1.44%	1.40%	to	1.65%	-1.87%	to	0.00%

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)
		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]			Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2
2019	20	$ 20.397	to	$ 20.896	$ 412	1.55%	1.40%	to	1.65%	26.16%	to	26.47%
2018	20	$ 16.168	to	$ 16.523	$ 328	0.94%	1.40%	to	1.65%	-11.61%	to	-11.39%
2017	21	$ 18.292	to	$ 18.646	$ 384	1.50%	1.40%	to	1.65%	21.29%	to	21.59%
2016	12	$ 15.081	to	$ 15.335	$ 183	1.23%	1.40%	to	1.65%	4.82%	to	5.08%
2015	9	$ -	to	$ 14.594	$ 133	1.77%	1.40%	to	1.65%	-1.91%	to	0.00%

Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2
2019	24	$ 20.428	to	$ 20.929	$ 500	1.50%	1.40%	to	1.65%	26.11%	to	26.44%
2018	26	$ 16.198	to	$ 16.553	$ 428	0.95%	1.40%	to	1.65%	-11.60%	to	-11.38%
2017	24	$ 18.324	to	$ 18.679	$ 456	1.00%	1.40%	to	1.65%	21.29%	to	21.59%
2016	25	$ 15.108	to	$ 15.362	$ 383	1.36%	1.40%	to	1.65%	4.81%	to	5.08%
2015	21	$ 14.414	to	$ 14.619	$ 307	1.53%	1.40%	to	1.65%	-2.20%	to	-1.96%

TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
2019	689	$ 12.175	to	$ 12.411	$ 8,552	2.28%	1.40%	to	1.65%	12.68%	to	12.96%
2018	780	$ 10.805	to	$ 10.987	$ 8,562	1.62%	1.40%	to	1.65%	-7.59%	to	-7.35%
2017	885	$ 11.692	to	$ 11.858	$ 10,491	1.49%	1.40%	to	1.65%	8.78%	to	9.05%
2016	1,007	$ 10.748	to	$ 10.874	$ 10,947	1.20%	1.40%	to	1.65%	4.48%	to	4.75%
2015	1,334	$ 10.287	to	$ 10.381	$ 13,848	1.42%	1.40%	to	1.65%	-6.06%	to	-5.83%

TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
2019	1,622	$ 12.800	to	$ 13.048	$ 21,163	2.13%	1.40%	to	1.65%	14.40%	to	14.68%
2018	1,767	$ 11.189	to	$ 11.378	$ 20,101	1.56%	1.40%	to	1.65%	-8.74%	to	-8.51%
2017	2,067	$ 12.261	to	$ 12.436	$ 25,708	1.57%	1.40%	to	1.65%	11.99%	to	12.27%
2016	2,545	$ 10.949	to	$ 11.077	$ 28,191	1.39%	1.40%	to	1.65%	4.57%	to	4.83%
2015	3,272	$ 10.470	to	$ 10.567	$ 34,570	1.60%	1.40%	to	1.65%	-7.89%	to	-7.66%

TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
2019	1,009	$ 12.792	to	$ 13.040	$ 13,159	1.86%	1.40%	to	1.65%	15.16%	to	15.45%
2018	1,369	$ 11.108	to	$ 11.295	$ 15,457	1.45%	1.40%	to	1.65%	-10.22%	to	-10.00%
2017	1,809	$ 12.373	to	$ 12.550	$ 22,698	1.40%	1.40%	to	1.65%	15.73%	to	16.03%
2016	2,837	$ 10.691	to	$ 10.816	$ 30,688	1.33%	1.40%	to	1.65%	3.85%	to	4.10%
2015	5,780	$ 10.295	to	$ 10.390	$ 60,048	1.60%	1.40%	to	1.65%	-10.64%	to	-10.41%

American Funds Global Bond Fund - Class 2[e]
2019	41	$ 10.271	to	$ 10.366	$ 420	1.65%	1.40%	to	1.65%	6.01%	to	6.27%
2018	37	$ 9.689	to	$ 9.754	$ 362	2.40%	1.40%	to	1.65%	-2.95%	to	-2.71%
2017	10	$ 9.984	to	$ 10.026	$ 95	0.44%	1.40%	to	1.65%	5.11%	to	5.37%
2016	7	$ 9.499	to	$ 9.515	$ 63	1.44%	1.40%	to	1.65%	-5.01%	to	-4.85%

American Funds Global Growth Fund - Class 2[e]
2019	62	$ 15.791	to	$ 15.937	$ 982	1.61%	1.40%	to	1.65%	33.06%	to	33.40%
2018	28	$ 11.868	to	$ 11.947	$ 329	0.88%	1.40%	to	1.65%	-10.54%	to	-10.31%
2017	11	$ 13.266	to	$ 13.321	$ 153	0.97%	1.40%	to	1.65%	29.32%	to	29.64%
2016	4	$ 10.258	to	$ 10.275	$ 45	4.70%	1.40%	to	1.65%	2.58%	to	2.75%

American Funds New World Fund - Class 2[e]
2019	12	$ 14.072	to	$ 14.202	$ 172	1.03%	1.40%	to	1.65%	27.03%	to	27.35%
2018	12	$ 11.078	to	$ 11.152	$ 138	0.94%	1.40%	to	1.65%	-15.45%	to	-15.24%
2017	8	$ 13.102	to	$ 13.157	$ 103	1.18%	1.40%	to	1.65%	27.33%	to	27.65%
2016	5	$ 10.290	to	$ 10.307	$ 52	1.99%	1.40%	to	1.65%	2.90%	to	3.07%

American Funds Growth-Income Fund - Class 2[e]
2019	81	$ 15.519	to	$ 15.662	$ 1,271	1.90%	1.40%	to	1.65%	24.07%	to	24.39%
2018	52	$ 12.508	to	$ 12.591	653	1.59%	1.40%	to	1.65%	-3.40%	to	-3.16%
2017	34	$ 12.948	to	$ 13.002	447	1.92%	1.40%	to	1.65%	20.38%	to	20.68%
2016	8	$ 10.756	to	$ 10.774	85	3.19%	1.40%	to	1.65%	7.56%	to	7.74%

American Funds Capital Income Builder - Class 2[e]
2019	24	$ 11.663	to	$ 11.771	$ 284	2.64%	1.40%	to	1.65%	15.96%	to	16.25%
2018	27	$ 10.058	to	$ 10.126	$ 273	3.04%	1.40%	to	1.65%	-8.61%	to	-8.38%
2017	23	$ 11.006	to	$ 11.052	$ 256	2.91%	1.40%	to	1.65%	11.20%	to	11.47%
2016	5	$ 9.898	to	$ 9.915	$ 49	4.49%	1.40%	to	1.65%	-1.02%	to	-0.85%

American Funds Asset Allocation Fund - Class 2[e]
2019	28	$ 13.474	to	$ 13.598	$ 381	1.98%	1.40%	to	1.65%	19.25%	to	19.54%
2018	30	$ 11.299	to	$ 11.375	$ 339	1.79%	1.40%	to	1.65%	-6.18%	to	-5.94%
2017	14	$ 12.043	to	$ 12.093	$ 165	1.68%	1.40%	to	1.65%	14.33%	to	14.61%
2016	6	$ 10.533	to	$ 10.551	$ 63	3.35%	1.40%	to	1.65%	5.33%	to	5.51%

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]			Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to			Lowest to
	(000's)	Highest			(000's)	Ratio	Highest			Highest

American Funds Managed Risk Growth Fund - Class P2[e]
2019	1,485	$ 15.049	to	$ 15.187	$ 22,553	0.87%	1.40%	to	1.65%	19.75%	to	20.05%
2018	1,394	$ 12.567	to	$ 12.651	$ 17,630	0.42%	1.40%	to	1.65%	-2.01%	to	-1.76%
2017	953	$ 12.825	to	$ 12.878	$ 12,271	0.28%	1.40%	to	1.65%	23.94%	to	24.25%
2016	651	$ 10.348	to	$ 10.365	$ 6,750	0.19%	1.40%	to	1.65%	3.48%	to	3.65%

American Funds Managed Risk International Fund - Class P2[e]
2019	460	$ 12.592	to	$ 12.708	$ 5,848	1.68%	1.40%	to	1.65%	15.71%	to	16.00%
2018	486	$ 10.882	to	$ 10.955	$ 5,319	1.75%	1.40%	to	1.65%	-11.97%	to	-11.75%
2017	399	$ 12.362	to	$ 12.414	$ 4,951	0.70%	1.40%	to	1.65%	26.60%	to	26.90%
2016	275	$ 9.765	to	$ 9.782	$ 2,686	1.11%	1.40%	to	1.65%	-2.35%	to	-2.18%

American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2[e]
2019	1,414	$ 12.128	to	$ 12.240	$ 17,313	1.59%	1.40%	to	1.65%	12.02%	to	12.30%
2018	1,446	$ 10.827	to	$ 10.899	$ 15,759	3.22%	1.40%	to	1.65%	-8.89%	to	-8.67%
2017	1,507	$ 11.884	to	$ 11.934	$ 17,984	1.48%	1.40%	to	1.65%	13.15%	to	13.44%
2016	1,020	$ 10.503	to	$ 10.520	$ 10,729	2.09%	1.40%	to	1.65%	5.03%	to	5.20%

American Funds Managed Risk Growth-Income Fund - Class P2[e]
2019	1,179	$ 13.857	to	$ 13.985	$ 16,492	0.36%	1.40%	to	1.65%	16.90%	to	17.20%
2018	1,219	$ 11.854	to	$ 11.933	$ 14,551	1.05%	1.40%	to	1.65%	-3.58%	to	-3.35%
2017	1,147	$ 12.294	to	$ 12.346	$ 14,160	0.99%	1.40%	to	1.65%	18.43%	to	18.73%
2016	710	$ 10.381	to	$ 10.398	$ 7,384	1.49%	1.40%	to	1.65%	3.81%	to	3.98%

American Funds Managed Risk Asset Allocation Fund - Class P2[e]
2019	1,434	$ 12.811	to	$ 12.929	$ 18,539	2.33%	1.40%	to	1.65%	16.06%	to	16.35%
2018	1,539	$ 11.038	to	$ 11.112	$ 17,095	1.35%	1.40%	to	1.65%	-6.47%	to	-6.23%
2017	1,644	$ 11.801	to	$ 11.850	$ 19,484	0.77%	1.40%	to	1.65%	12.93%	to	13.21%
2016	1,218	$ 10.450	to	$ 10.467	$ 12,746	1.43%	1.40%	to	1.65%	4.50%	to	4.67%

[a] The lowest to highest unit fair values disclosed herein may or may not have units invested in the respective products as of year end.

[b]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.  This ratio has been annualized for partial years.

[c]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[d]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.  The ratio has not been annualized for partial years.

[e] This portfolio was added effective May 1, 2016.

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Annuity Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company

Opinion on the Financial Statements
We have audited the accompanying statement of net assets of Kansas City Life Variable Annuity Separate Account (comprised of the individual subaccounts as listed in Note 1 to the financial statements, collectively (“the Accounts”)), as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and related notes (collectively, the “financial statements”) and the financial highlights in Note 6 for each of the years in the four-year period then ended.  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Accounts as of December 31, 2019, the results of their operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Accounts’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights.  Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.  We believe that our audits provide a reasonable basis for our opinion.

The Contract Owners
Kansas City Life Variable Annuity Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company

We have served as the Accounts’ auditor since 2016.
/s/ BKD, LLP

Kansas City, Missouri
April 28, 2020

PART C
OTHER INFORMATION
Item 24.  Financial Statements and Exhibits
(a)	Financial Statements included in the SAI.
(b)	Exhibits:
(1)	Resolutions of the board of directors of Kansas City Life Insurance Company ("Kansas City Life") establishing Kansas City Life Variable Annuity Separate Account (the "Variable Account"). (1)
(2)	Not Applicable.
(3)	(a) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (7)
(b)  Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (7)
(4)	(a) Contract Form J159. (4)
(b)  Form of GMWB Rider and Schedule Pages. (6)
(c)  Contract Form J187. (10)
(5)	Contract Application. (3)
(6)	(a) Restated Articles of Incorporation of Kansas City Life. (1)
(b)  By-Laws of Kansas City Life. (2)
(7)	Not Applicable.
(8)	(a.1) Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)
(a.2)  Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)
(a.3)  Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)
(a.4)  Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (5)
(a.5)  Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (7)
(b.1)  Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (7)
(b.2)  Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (7)
(b.3)  Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (7)
(b.4)  Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (7)

(b.5)  Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (5)
(b.6)  Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company.  (8)
(b.7)  Amendment to Fund Participation Agreement between Kansas City Life Insurance Company, American Century Investment Services, Inc., and American Century Services, LLC. (13)
(c.1)  Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (7)
(c.2)  Amendment to Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (7)
(c.3)  Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (5)
(c.4)  Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (7)
(d.1)  Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (7)
(d.2)  Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (7)
(d.3)  Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (5)
(d.4)  Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (9)
(e.1)  Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (8)
(e.2)  Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (8)
(f.1)  Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (7)
(f.2)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (7)
(f.3)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (7)
(f.4)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (8)
(f.5)  Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (14)
(g.1)  Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (8)

(g.2)  Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)
(g.3)  Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (12)
(h.1)  Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (7)
(h.2)  Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (7)
(i.1)  Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)
(i.2)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)
(i.3)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)
(i.4)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)
(i.5)  Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)
(i.6)  Rule 22c-2 Agreement between MFS Fund Distributors, Inc.("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (5)
(i.7)  Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (7)
(j.1)  Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (7)
(j.2)  Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (7)
(j.3)  Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (7)
(j.4)  Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (5)
(j.5)  Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (7)
(j.6)  Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), and Columbia Funds Variable Insurance Trust. (9)
(j.7)  Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (9)

(k.1)  Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company. (11)
(k.2)  Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust. (11)
(l.1)  Fund Participation and Service Agreement between Kansas City Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. (13)
(l.2)  Rule 22c-2 Agreement between American Funds Service Company and Kansas City Life Insurance Company dated April 13, 2016. (13)
(l.3)  Business Agreement between Kansas City Life Insurance Company, Sunset Financial Services, Inc., American Funds Distributors, Inc., and Capital Research and Management Company. (13)
(9)	Opinion and Consent of Counsel. (15)
(10)	(a) Consent of Eversheds Sutherland (US) LLP. (15)
(b)  Consent of BKD, LLP. (15)
(11)	Not Applicable.
(12)	Not Applicable.
---------------
(1)  Incorporated by reference to the Registrant's registration statement filed with the Securities and Exchange Commission on March 3, 1995 (File No. 33-89984).
(2)  Incorporated herein by reference to the Form S-6 Registration Statement filed with the Securities and Exchange Commission on October 31, 2000 (File No. 333-49000).
(3)  Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-52290) for Kansas City Life Variable Separate Account filed on December 20, 2000.
(4)  Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-98805) for Kansas City Life Variable Annuity Separate Account filed on August 27, 2002.
(5)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).
(6)  Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 33-89984) filed on May 22, 2007.
(7)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).
(8)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).
(9)  Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).
(10)  Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 333-98805).

(11)  Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2012 (File No. 033-89984).
(12)  Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on May 1, 2014 (File No. 033-89984).
(13)  Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 26, 2016 (File No. 033-89984).
(14)  Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2018 (File No.033-89984).
(15)  Filed herewith.
Item 25.  Directors and Officers of the Depositor
Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	President, CEO, Chairman of the Board and Director
Walter E. Bixby	Executive Vice President, Vice Chairman of the Board and Director
Nancy Bixby Hudson	Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Thomas M. Hoenig	Director
Bryce A. Johnson	Assistant Vice President, Treasurer and Assistant Controller
David S. Kimmel	Director
Donald E. Krebs	Senior Vice President, Sales and Marketing
David A. Laird	Vice President and Controller
A. Craig Mason Jr.	Senior Vice President, General Counsel, Secretary and Director
Cecil R. Miller	Director
Mark A. Milton	Senior Vice President, Actuary and Director
Stephen E. Ropp	Senior Vice President, Operations
William A. Schalekamp	Director
Philip A. Williams	Senior Vice President, Finance, CFO and Director
* The principal business address of all the persons listed above is 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 26.  Persons Controlled by or Under Common Control with the Depositor or Registrant
Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Life Insurance Company of America	Missouri	Ownership of all voting securities by depositor
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Life Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor
Grange Life Insurance Company	Ohio	Ownership of all voting securities by depositor

Item 27.  Number of Contract Owners
122 Owners as of March 24, 2020.
Item 28.  Indemnification
The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:
1.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partner ship, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contender or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
2.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
3.  To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.
4.  Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.
5.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.
6.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.
7.  The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.
8.  The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.
9.  For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.
10.  For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.
11.  Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.
12.  To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.
13.  The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.
14.  If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.
Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.
Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29.  Principal Underwriter
(a)  Sunset Financial Services, Inc. is the registrant's principal underwriter.
(b)  Officers and Directors of Sunset Financial:
Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Vice President and Chief Compliance Officer
Susanna J. Denney	Vice President, Chief Operations Officer
Donald E. Krebs	Director
David A. Laird	Treasurer
A. Craig Mason Jr.	Secretary and Director
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	President and Director
Philip A. Williams	Director
* The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.
(c)  Compensation from the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$141,023.45	None	N/A	N/A
Item 30.  Location of Accounts and Records
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life at 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 31.  Management Services
All management contracts are discussed in Part A or Part B of this registration statement.
Item 32.  Undertakings and Representations
(a)  The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the policies offered herein are being accepted.
(b)  The registrant undertakes that it will include either (1) as part of any application to purchase a policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Kansas City Life for a Statement of Additional Information.

(c)  The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to Kansas City Life at the address or phone number listed in the prospectus.
(d)  Kansas City Life represents that in connection with its offering of the policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on no-action letters dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88)(the “ACLI Letter”), and dated August 30, 2012, to ING Life and Annuity Company (the “ING Letter”), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that it has complied with  paragraphs numbered (1) through (4) of the ACLI Letter, as modified by the ING Letter, and the additional terms of the ING Letter.
(e)  Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the Contracts described in this pre-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Annuity Separate Account, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment No. 22 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 27th day of April, 2020.
Kansas City Life Variable Annuity Separate Account
(Registrant)

(SEAL)	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: /s/ A. Craig Mason Jr. A. Craig Mason Jr., Secretary and Director	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.
Signature	Title	Date

/s/ R. Philip Bixby R. Philip Bixby	President, CEO, Chairman of the Board and Director (Principal Executive Officer)	April 27, 2020

/s/ Philip A. Williams Philip A. Williams	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 27, 2020

/s/ David A. Laird David A. Laird	Vice President and Controller (Principal Accounting Officer)	April 27, 2020

/s/ Walter E. Bixby Walter E. Bixby	Vice Chairman of the Board and Director	April 27, 2020

/s/ A. Craig Mason Jr. A. Craig Mason Jr.	Secretary and Director	April 27, 2020

______________________________ Kevin G. Barth	Director	April 27, 2020

______________________________ Nancy Bixby Hudson	Director	April 27, 2020

______________________________ William R. Blessing	Director	April 27, 2020

/s/ Michael Braude Michael Braude	Director	April 27, 2020

/s/ James T. Carr James T. Carr	Director	April 27, 2020

______________________________ John C. Cozad	Director	April 27, 2020

______________________________ Thomas M. Hoenig	Director	April 27, 2020

______________________________ David S. Kimmel	Director	April 27, 2020

______________________________ Cecil R. Miller	Director	April 27, 2020

/s/ Mark A. Milton Mark A. Milton	Director	April 27, 2020

/s/ William A. Schalekamp William A. Schalekamp	Director	April 27, 2020

Exhibit Index
(9)	Opinion and Consent of Counsel.
(10)	(a) Consent of Eversheds Sutherland (US) LLP.
(b)  Consent of BKD, LLP.